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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number  811-08481
                                  -----------------------------------------

                         Nations Separate Account Trust
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           One Bank of America Plaza
                                 NC1-002-12-01
                                  Charlotte NC                28255
    ----------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
    ----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  704-388-9174
                                                   -----------------------

Date of fiscal year end:  December 31, 2004
                        ---------------------------

Date of reporting period:  June 30, 2004
                         --------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                NATIONS SEPARATE
                                  ACCOUNT TRUST





                                Semiannual Report
                                  June 30, 2004

GUIDELINES AND INFORMATION ABOUT HOW NATIONS PORTFOLIOS VOTED PROXIES FOR SECURITIES THEY HELD DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2004 ARE AVAILABLE WITHOUT CHARGE AT WWW.NATIONSFUNDS.COM AND AT WWW.SEC.GOV OR BY CALLING 1-800-321-7854.



THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE PORTFOLIOS. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

TABLE OF CONTENTS

                                     PORTFOLIO COMMENTARY
                                     Nations Separate Account Trust Marsico International
                                       Opportunities Portfolio                                       2
                                     Nations Separate Account Trust International Value Portfolio    3
                                     Nations Separate Account Trust Marsico Focused Equities
                                       Portfolio                                                     4
                                     Nations Separate Account Trust Small Company Portfolio          5
                                     Nations Separate Account Trust Marsico 21st Century
                                       Portfolio                                                     7
                                     Nations Separate Account Trust Marsico Growth Portfolio         8
                                     Nations Separate Account Trust MidCap Growth Portfolio          9
                                     Nations Separate Account Trust Value Portfolio                 11
                                     Nations Separate Account Trust Asset Allocation Portfolio      13
                                     Nations Separate Account Trust High Yield Bond Portfolio       15
                                     FINANCIAL STATEMENTS
                                     Schedule of investments                                        17
                                     Statements of assets and liabilities                           58
                                     Statements of operations                                       60
                                     Statements of changes in net assets                            62
                                     Schedules of capital stock activity                            66
                                     Financial highlights                                           68
                                     Notes to financial statements                                  72

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES G. GENDELMAN,
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                               NATIONS MARSICO INTERNATIONAL
                                                                  OPPORTUNITIES PORTFOLIO                   MSCI EAFE
                                                               -----------------------------                ---------
Mar. 27 1998                                                               10000                              10000
                                                                           10190                              10106
1998                                                                       10311                              10461
                                                                           10973                              10876
1999                                                                       14750                              13282
                                                                           14483                              12742
2000                                                                       12714                              11400
                                                                           11565                               9733
2001                                                                       10936                               8953
                                                                           11595                               8808
2002                                                                       10132                               7526
                                                                           11474                               8239
2003                                                                       14210                              10430
Jun. 30 2004                                                               14902                              10906

The chart represents a hypothetical
investment in Nations Marsico
International Opportunities
Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                    SINCE
                         YTD    1 YEAR   5 YEAR   INCEPTION*
NATIONS MARSICO         4.87%   29.88%   6.31%      6.58%
  INTERNATIONAL
  OPPORTUNITIES
  PORTFOLIO
MSCI EAFE               4.56%   32.37%   0.06%      1.40%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.




HOW DID THE PORTFOLIO PERFORM?




For the six months ended June 30, 2004, Nations Marsico International Opportunities Portfolio returned 4.87% without insurance charges, outperforming the MSCI EAFE Index(1), its benchmark, which rose 4.56%.







WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




Compared with its benchmark, the Portfolio benefited from good stock selection within the consumer discretionary sector. EMI Group plc was the strongest performing position in the Portfolio, posting a return of more than 56%. Telecommunications company, Mobile Telesystems also posted strong returns of more than 50% during the six-month period, as did Spanish media company, Sogecable, SA and financial positions Erste Bank der oesterreichischen Sparkassen AG, OTP Bank Rt., and UFJ Holdings, Inc.




Blemishes on performance spanned several areas in which the Portfolio's gains during the period did not match benchmark gains, primarily within the industrials and consumer staples sectors. RyanAir Holdings plc declined by 26% prior to being sold. Companhia de Bebidas das Americas also struggled during the period before it, too, was sold. ICICI Bank, Ltd., NTL Incorporated and Yamaha Corporation also detracted from investment results.




Country allocations, in aggregate, had a mildly positive effect on the Portfolio's performance, while currency-related effects were immaterial. The Portfolio's country allocations are typically determined by default and are usually a function of our stock selection process. The Portfolio's stock selection in the United Kingdom, Russia and Spain added significantly to the return during the period. Stock selection in Ireland, Brazil, Japan and India, by contrast, hampered performance.







HOW ARE YOU POSITIONING THE PORTFOLIO?




As of June 30, 2004, the Portfolio's largest sector-related allocations encompassed consumer discretionary, financials, information technology, health care and industrials. Within these general sectors, there was a significant degree of industry-level emphasis. For example, the Portfolio's consumer-related positions consisted primarily of media companies. Financial holdings were almost entirely represented by banking and diversified financial services companies. Industrial holdings were primarily positioned in capital goods and transportation companies.




The Portfolio's largest country allocations as of June 30, 2004, were in Japan, the United Kingdom, Switzerland, France, the United States and South Korea.







FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.




(1)The MSCI EAFE Index measures developed market equity performance in Europe, Australasia and the Far East. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS INTERNATIONAL
VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                          MSCI EAFE
                                                                ---------------------------                 ---------
Jul. 7 2000                                                                10000                              10000
                                                                            9090                               9194
2000                                                                        9465                               8947
                                                                            8853                               7718
                                                                            9003                               7638
                                                                            7760                               6569
2001                                                                        8532                               7027
                                                                            8370                               6913
2002                                                                        7164                               5907
                                                                            8147                               6467
2003                                                                       10837                               8186
Jun. 30 2004                                                               11640                               8560

The chart represents a hypothetical
investment in Nations International
Value Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                  SINCE
                              YTD     1 YEAR    INCEPTION*
NATIONS INTERNATIONAL        7.41%    42.89%       3.88%
  VALUE PORTFOLIO
MSCI EAFE                    4.56%    32.37%      -3.81%

*Annualized Returns. Inception date is July 7, 2000.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.




SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS INTERNATIONAL VALUE PORTFOLIO IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.




HOW DID THE PORTFOLIO PERFORM?




For the six-months ended June 30, 2004, Nations International Value Portfolio returned 7.41% without insurance charges, outperforming the MSCI EAFE Index(1), its benchmark, which returned 4.56% over the same period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




The Portfolio's advance was broad-based, with holdings in a wide range of countries and industries posting gains. On a country basis, advances for positions in Japan, such as Sumitomo Mitsui Financial Group Inc. (commercial banking) and Hitachi, Ltd. (electronic equipment and instruments), made the most substantial contribution to returns. Holdings in nations such as the United Kingdom and France also tended to register gains, while positions in Brazil generally declined. From an industry perspective, advances for holdings in media and insurance helped drive performance, while declines for positions in electric utilities weighed on results.




Across non-U.S. markets, stock prices tended to climb during the period, despite reports of concerns over the potential impact of higher U.S. interest rates. In Japan, the central bank said the nation's economy is "gathering stronger momentum," with rising corporate profits boosting job creation. In Europe, the European Central Bank kept the eurozone's interest rates unchanged, saying it believes that current rate levels are low enough to foster economic recovery.







WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE PORTFOLIO?(3)




During the period, we sold select positions as their market prices advanced toward our estimates of their fair values. We used the proceeds to purchase shares of new holdings and to add to existing positions at prices that we consider attractive. This stock-specific buying and selling combined with changes in the prices of positions to shift the Portfolio's country and industry exposures slightly during the quarter. For example, exposure to the Netherlands increased, while exposure to the media industry tended to decline.




Keep in mind that the Portfolio's weightings for countries and industries are not the product of top-down forecasts or opinions regarding economic growth, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.




Overall, our investment philosophy continues to focus on buying and holding stocks that are trading at discounts to our estimates of their fair values. While we refrain from making projections regarding the short-term direction of the markets or of the prices of individual stocks, we believe our strategy will provide patient investors with favorable results over the long term.




FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.




(1)The MSCI EAFE Index measures developed market equity performance in Europe, Australasia and the Far East. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO FOCUSED EQUITIES
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                              --------------------------------            -------------
Mar. 27 1998                                                               10000                              10000
                                                                           11470                              10343
1998                                                                       13016                              11300
                                                                           15018                              12698
1999                                                                       19951                              13677
                                                                           18473                              13618
2000                                                                       16796                              12432
                                                                           14592                              11600
2001                                                                       13820                              10955
                                                                           14016                               9514
2002                                                                       11730                               8534
                                                                           13430                               9537
2003                                                                       15614                              10981
Jun. 30 2004                                                               15470                              11359

The chart represents a hypothetical
investment in Nations Marsico
Focused Equities Portfolio. The
returns assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                     SINCE
                        YTD     1 YEAR   5 YEAR    INCEPTION*
NATIONS MARSICO        -0.92%   15.18%    0.59%      7.21%
  FOCUSED EQUITIES
  PORTFOLIO
S&P 500                 3.44%   19.11%   -2.20%      2.05%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.




HOW DID THE PORTFOLIO PERFORM?




For the six-months ended June 30, 2004, Nations Marsico Focused Equities Portfolio returned -0.92% without insurance charges, underperforming the S&P 500 Index(1), its benchmark, which rose 3.44% over the same period.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

In reflecting upon the six-month period ending June 30, 2004 and studying the portfolio's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Portfolio's relative performance as compared to the S&P 500 Index:




The Portfolio's positions in the health care sector gained 7% during the period. Throughout much of the period, the Portfolio had a substantial position in a health care equipment and services company Zimmer Holdings, Inc., whose stock rose by more than 25%. Biotechnology companies Genentech, Inc. and Boston Scientific Corporation and health care services company UnitedHealth Group Inc. were among the Portfolio's top ten contributors. The Portfolio's stock selection in the banking industry had a positive impact on performance. Countrywide Financial Corporation and SLM Corporation (Sallie Mae) were among the Portfolio's best performing positions.




The Portfolio's investment results in the consumer discretionary sector had a negative impact on performance. The Portfolio's holdings in this sector collectively generated a return of -11% during the period, significantly lagging the comparable sector in the S&P 500 Index which was up 1%. Amazon Company Inc., Bayerische Motoren Werke (BMW) AG, Comcast Corporation and Tiffany & Company were among the ten worst performing stocks in the Portfolio. Amazon, BMW and Comcast were sold during the period. Both stock selection and the Portfolio's underweight in the consumer staples sector, hurt performance for the period. Wal-Mart Stores, Inc. and Anheuser Busch Company, prior to being sold, were among the weakest performers in this sector.


HOW ARE YOU POSITIONING THE PORTFOLIO?

As of June 30, 2004, the Portfolio's investment posture reflected five areas of emphasis in terms of sector allocation: health care, financials, information technology, consumer discretionary and industrials.




THE PORTFOLIO NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE PORTFOLIO MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.




THE PORTFOLIO MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES. FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.




(1)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS SMALL COMPANY
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
SMALL&MIDCAP GROWTH STRATEGIES
TEAM,
Banc of America Capital Management,
LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS SMALL COMPANY PORTFOLIO       RUSSELL 2000 GROWTH INDEX
                                                              -------------------------------       -------------------------
Mar. 27 1998                                                               10000                              10000
                                                                            9750                               9426
                                                                            9065                               9048
                                                                            9366                              10209
1999                                                                        9602                              12947
                                                                           10285                              13106
2000                                                                       10643                              10043
                                                                           11277                              10047
2001                                                                       11061                               9117
                                                                            9821                               7535
2002                                                                        8145                               6357
                                                                            9170                               7586
2003                                                                       10993                               9443
Jun. 30 2004                                                               11335                               9980

The chart represents a hypothetical
investment in Nations Small Company
Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                    SINCE
                         YTD    1 YEAR   5 YEAR   INCEPTION*
NATIONS SMALL COMPANY   3.11%   23.60%    3.89%     2.02%
  PORTFOLIO
RUSSELL 2000 GROWTH     5.68%   31.55%   -0.45%     0.08%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]


Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.


HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2004, Nations Small Company Portfolio returned 3.11% without insurance charges, underperforming the Russell 2000 Growth Index(1), its benchmark, which rose 5.68% over the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

During the first half of 2004, small-capitalization stocks continued to lead the market. However, after the run-up of 2003, performance was volatile during the period as investors reacted to earnings reports, economic news and global events. The rally in lower quality, riskier stocks that characterized the early stages of the market recovery in 2003 appeared to come to an end. In the second quarter, investors began to turn their attention away from riskier segments of the market and to focus on higher quality equities. This shift in market psychology benefited the Portfolio which is titled toward companies with sustainable business models, growth prospects and appropriate valuations. Overall, most sectors in the benchmark were up during the period and the Portfolio registered gains across a spectrum of industries. Relative to the benchmark, the Portfolio's investment results were strongest in the consumer cyclicals and finance sectors, and least effective in the communications and retail sectors.

We believe that high quality companies often get better over time. That was the case yet again with solid performance from the Portfolio's largest holding, VCA Antech, the leading veterinary care and diagnostic company in the United States. The Portfolio has held the stock for three years and has seen the company's earnings, margins and returns on capital improve and has been well rewarded by the stocks' performance. VCA Antech was not alone however, as the Portfolio had solid gains in other quality healthcare names such as Centene, Wright Medical Group, Inc. and Respironics, Inc.

Shuffle Master, Inc., a leader in the development and manufacturing of technology-based products for the gaming industry, and Boyd Gaming Corporation, a leading owner/operator of gaming facilities in multiple jurisdictions, also performed well during the period as both companies demonstrated an ability to maintain and expand their competitive edge. Among the less well-known companies in the Portfolio, Corn Products International, Inc., a corn processor and ingredient company, also posted very good results. Wabash National Corporation, a leader in truck trailers, and AirTran Holdings, Inc., a southeastern-based airline, were among the transportation securities that did quite well.

SHARE PRICES OF SMALL-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES.


(1)The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index, with higher price-to-book and higher forecasted growth rates. The index is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS SMALL COMPANY
PORTFOLIO (CONTINUED)

Within the Portfolio, a variety of quality companies with what we believe are good growth prospects experienced some weakness. Lacking a short term catalyst, shares of Tuesday Morning Corporation, a leading closeout retailer of home furnishings, gifts and related items, underperformed following some very strong performance early in the year. Similarly, returns from Joseph A. Bank Clothiers, Inc., a retailer serving the men's tailored and casual clothing market, were also weak later in the period after a hefty gain early in the year. Jos. A. Bank, contributed to overall performance during the period, and continues to show steady improvement in financial results and business fundamentals. Finally, the shares of Coeur d'Alene Mines Corporation, a primary silver producer in North America, declined as fears of a slowing global economy put pressure on commodity prices. The company has also been engaged in a complicated merger battle, which kept investors waiting on the sidelines in spite of an improving production profile and low cost production.

WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE PORTFOLIO?(3)

We are constructive about the outlook for small-capitalization stocks as we continue to focus on the long term. Many of the factors that led to the current five-plus year cycle of small-cap outperformance remain in evidence. Interest rates remain low, merger and acquisition activity abounds, and a strengthening economy should support increases in company earnings and revenues. We are aware of headwinds from rising interest rates and the market's concerns about the impact of inflation, energy prices, valuations and a weak dollar on mid-cap stocks and the market as a whole. Regardless of market conditions, we believe some exposure to small caps is prudent over the long run.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
CORYDON J. GILCHRIST,
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS MARSICO 21ST CENTURY
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                ----------------------------              -------------
Mar. 27 1998                                                               10000                              10000
                                                                           10150                              10343
1998                                                                       10644                              11300
                                                                           11887                              12698
1999                                                                       11682                              13677
                                                                           10959                              13618
2000                                                                        8508                              12432
                                                                            6580                              11600
2001                                                                        6249                              10955
                                                                            6380                               9514
2002                                                                        5737                               8534
                                                                            6932                               9537
2003                                                                        8540                              10981
Jun. 30 2004                                                                8871                              11359

The chart represents a hypothetical
investment in Nations Marsico 21st
Century Portfolio. The returns
assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                     SINCE
                        YTD     1 YEAR    5 YEAR   INCEPTION*
NATIONS MARSICO 21ST    3.88%    27.97%   -5.69%     -1.90%
  CENTURY PORTFOLIO
S&P 500                 3.44%    19.11%   -2.20%      2.05%

*Annualized Returns. Inception date is March 27, 1998.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]


Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.





HOW DID THE PORTFOLIO PERFORM?




For the six months ended June 30, 2004, Nations Marsico 21st Century Portfolio returned 3.88% without insurance charges, outperforming the S&P 500 Index(1), its benchmark, which rose 3.44% over the same period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




The Portfolio's investments in the health care sector produced the strongest contributions to results. As of period-end, holdings in this economic sector represented 11% of net assets. Our positioning benefited performance both as a result of individual stock selection and the underweight to health care sector as compared with the Portfolio's benchmark index. The Portfolio's total holdings in this sector -- evenly weighted across biotechnology and health services industries -- posted a return of more than 41%.




ImClone Systems Inc. was the best performing position in the Portfolio, posting a return of more than 74% for the period. Other top performing positions in this sector included Genentech, Inc. and Kinetic Concepts Inc. During the period, Genentech's performance was buoyed by F.D.A. approval for Avastin, which treats colorectal cancer. Kinetic Concepts was sold from the Portfolio during the period.




The Portfolio's performance was positively affected by positions in the consumer discretionary sector. The Portfolio's top positions in the sector, Wynn Resorts, Ltd. and Mandalay Resort Group, returned 38% and 36%, respectively, during the period. Mandalay was sold from the Portfolio during the period. Select Comfort Corporation, Harman International Industries, Inc. and EMI Group plc were also among the top ten performers.




In aggregate, the Portfolio's exposure to the industrials sector hurt performance during the period. Transportation position Ryanair Holdings plc posted a negative return of -29%. Positions in Caterpillar Inc. and Rockwell Automation also detracted from results and both were sold.




Stock selection in the information technology sector, specifically in the semiconductors and technology hardware industries, had a negative effect on performance. Samsung Electronics Company, Ltd., Foundry Networks and Motorola, Inc. were all among our worst performing stocks. Foundry was sold during the period.




HOW ARE YOU POSITIONING THE PORTFOLIO?




As of June 30, 2004 the Portfolio's investment posture reflected four areas of emphasis in terms of sector allocation: consumer discretionary, financials, information technology and health care.




THE PORTFOLIO MAY INVEST WITHOUT LIMIT IN FOREIGN SECURITIES. FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.




(1)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH PORTFOLIO            S&P 500 INDEX
                                                              --------------------------------            -------------
Mar. 27 1998                                                               10000                              10000
                                                                           11270                              10343
                                                                           12180                              11300
                                                                           13953                              12698
1999                                                                       18891                              13677
                                                                           18300                              13618
2000                                                                       16544                              12432
                                                                           14599                              11600
2001                                                                       13626                              10955
                                                                           13687                               9514
2002                                                                       11428                               8534
                                                                           12968                               9537
2003                                                                       14924                              10981
Jun. 30 2004                                                               15106                              11359

The chart represents a hypothetical
investment in Nations Marsico
Growth Portfolio. The returns
assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.

--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                   SINCE
                        YTD    1 YEAR   5 YEAR   INCEPTION*
NATIONS MARSICO GROWTH 1.22%   16.48%    1.60%     6.81%
  PORTFOLIO
S&P 500                3.44%   19.11%   -2.20%     2.05%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

HOW DID THE PORTFOLIO PERFORM?




For the six months ended June 30, 2004, Nations Marsico Growth Portfolio returned 1.22% without insurance charges, underperforming the S&P 500 Index(1), its benchmark, which rose 3.44% over the same period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's exposure to the health care sector, which in aggregate gained 8%, proved most effective during the reporting period. The Portfolio had a substantial position in a biotechnology company Genentech, Inc. whose stock rose by more than 20%. Health care companies Zimmer Holdings, Inc., Boston Scientific Corporation and UnitedHealth Group, Inc. were among the top ten contributors to performance. Stock selection in the hotels, restaurants and leisure industries also had a positive effect on performance. The holdings in this group returned 31%, outpacing the 12% return of the comparable industry group in the S&P 500 Index. Mandalay Resort Group and Wynn Resorts Ltd. were among the Portfolio's best performing positions.




Stock selection in the financials group produced flat returns for the period. Although Countrywide Financial Corporation was among the Portfolio's top performers, J.P. Morgan Chase & Company and Goldman Sachs Group, Inc. were among the worst, and were subsequently sold. Specific stock selection in the telecommunications sector hurt investment results. The Portfolio's only holding, Nextel Communications, Inc. had a return of -20% prior to being sold. All three industries that comprise the consumer staples sector detracted from relative performance. Poor results in the sector were attributable both to stock selection and to underweight positions compared with the benchmark. Wal-Mart Stores, Inc. was among the worst performers during the period.




HOW ARE YOU POSITIONING THE PORTFOLIO?

As of June 30, 2004, the Portfolio's investment posture emphasized five sector allocations: health care, information technology, consumer discretionary, financials and industrials.




THE PORTFOLIO MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES. FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.

(1)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MIDCAP
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
SMALL&MIDCAP GROWTH STRATEGIES
TEAM,
Banc of America Capital Management,
LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MIDCAP GROWTH PORTFOLIO      RUSSELL MIDCAP GROWTH INDEX
                                                              -------------------------------      ---------------------------
May 1 2001                                                                 10000                              10000
                                                                            9780                               9953
                                                                            9580                               9958
                                                                            6790                               7190
                                                                            8440                               9135
                                                                            6320                               7336
2002                                                                        5570                               6632
                                                                            6170                               7875
2003                                                                        7099                               9465
Jun. 30 2004                                                                7249                              10027

The chart represents a hypothetical
investment in Nations MidCap Growth
Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                    SINCE
                                  YTD    1 YEAR   INCEPTION*
NATIONS MIDCAP GROWTH            2.11%   17.50%     -9.66%
 PORTFOLIO
RUSSELL MIDCAP GROWTH            5.94%   27.33%      0.08%

*Annualized Returns. Inception date is May 1, 2001.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

Prior to September 5, 2003, the Portfolio had a different investment objective and principal investment strategies.




HOW DID THE PORTFOLIO PERFORM?




For the six months ended June 30, 2004, Nations MidCap Growth Portfolio returned 2.11% without insurance charges, underperforming the Russell Midcap Growth Index(1), its benchmark, which rose 5.94% over the same period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




During the first half of 2004, the rally in lower quality, riskier stocks that characterized the early stages of the market recovery in 2003 appeared to come to an end. Investors began to turn their attention away from riskier segments of the market and to focus on higher quality equities in the second quarter. This shift in market psychology benefited the Portfolio which is titled toward companies with sustainable business models, growth prospects and appropriate valuations. Relative to the benchmark, the Portfolio's investment results were strongest in the consumer cyclicals and finance sectors and least effective in the communications and basic industry sectors.




We believe that high quality companies often get better over time. That was the case with solid performance from one of the Portfolio's top holdings, Starwood Hotels & Resorts Worldwide, Inc., a leader in the hospitality industry whose brand names include Westin, Sheraton, and 'W'. Starwood continued to demonstrate an ability to execute its business strategy and to control its inventory of managed and franchised hotel rooms, while modestly reducing the company's number of owned rooms in through recent asset sales.




Starbucks Corporation, provides a good example of our approach to stock selection. The leader in the coffee shop business, shares of Starbucks rose after the company reported double-digit comparable store sales, broad based revenue growth and new product introductions. The company continues to maintain its competitive edge through management and financial strength, and partnerships.




During the period, solid stock performance was realized in several of the less familiar companies within the Portfolio. DENTSPLY, a leader in the design, development, and marketing of products for the dental market, and Expeditors International, a provider of global logistics services that offers customers an international network to support the movement and strategic positioning of goods, were among the best performing holdings. Finally, Corn Products International, Inc., a corn processor and ingredient company, also posted very good results.




Despite their fundamental quality, a variety of stocks within the Portfolio experienced some weakness during the reporting period. For example, shares of Jacobs Engineering Group, Inc. suffered as project delays affected earnings visibility. The company is one of the largest professional services firms in the U.S. and provides a broad range of technical, professional and construction services to industrial, commercial, and governmental clients. We think that Jacobs is a good company serving growing end markets, but its business is subject to lumpiness. Shares of Tiffany & Company, one of the worlds most recognizable brand names in fine jewelry, declined as the company experienced difficulty in the Japanese market. Finally, Navistar International Corporation, a leading manufacturer of trucks and buses, underperformed as the company dealt with raw material and supply issues in their latest quarter.







SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

(1)The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.




(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MIDCAP
PORTFOLIO (CONTINUED)

WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE PORTFOLIO?(3)

We are constructive on the outlook for mid-capitalization stocks as we continue to focus on the long term. Interest rates remain low, merger and acquisition activity abounds, and a strengthening economy should support increases in company earnings and revenues. We are aware of headwinds from rising interest rates and the market's concerns about the impact of inflation, energy prices, valuations and a weak dollar on mid-cap stocks, and the market as a whole. Regardless of market conditions, we believe some exposure to mid-caps is prudent over the long run.


(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS VALUE
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
VALUE STRATEGIES TEAM,
Banc of America Capital Management,
LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                  NATIONS VALUE PORTFOLIO            RUSSELL 1000 VALUE INDEX
                                                                  -----------------------            ------------------------
Mar. 27 1998                                                               10000                              10000
                                                                            9940                              10045
1998                                                                       10448                              10356
                                                                           11211                              11689
1999                                                                       10710                              11117
                                                                           10366                              10647
2000                                                                       11510                              11897
                                                                           10929                              11746
2001                                                                       10681                              11231
                                                                            9992                              10694
2002                                                                        8466                               9487
                                                                            9370                              10584
2003                                                                       11021                              12336
Jun. 30, 2004                                                              11262                              12822

The chart represents a hypothetical
investment in Nations Value
Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                      SINCE
                           YTD    1 YEAR   5 YEAR   INCEPTION*
NATIONS VALUE PORTFOLIO   2.19%   20.19%    0.09%     1.92%
RUSSELL 1000 VALUE        3.94%   21.13%    1.87%     4.02%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.


HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2004, Nations Value Portfolio returned 2.19% without insurance charges, underperforming the Russell 1000 Value Index(1), its benchmark, which rose 3.94% over the same period.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Equity markets were positive but choppy in the first half of the year. Economic numbers were mixed and despite the fact that corporate profits were strong and generally better than expectations, investors have become increasingly concerned about decelerating earnings growth rates. Coupled with continued unrest in Iraq, the upcoming Presidential election and concerns about growth overseas, the equity markets were particularly challenging.




The underperformance of the Portfolio relative to the Russell 1000 Value Index was mostly a function of individual stocks that failed to meet expectations. Sector allocation was a positive contributor to relative performance, driven mostly by our underweight in communications, which was the only group in the benchmark to post negative returns over the period.




Although it makes up a fairly small proportion of our investments, the Portfolio's exposure to the airline industry, specifically Delta Air Lines, Inc. and AMR Corporation, was the primary detractor from performance. We still believe the industry is poised to benefit from the general economic upturn and labor concessions. However, the impact of higher energy costs hurt all the airlines and investors are not able to handicap when and by how much energy prices might soften. While not down nearly as much, exposure to certain railroad stocks like CSX Corporation and Union Pacific did not help as the industry is challenged by operational problems.




The Portfolio's consumer staples holdings also lagged the benchmark due to the performance of Altria Group, Inc. The company's share prices suffered from perceptions about increased litigation risk and disappointing results for its Kraft food subsidiary. These businesses generate substantial cash and management has indicated that it plans to pursue initiatives to enhance shareholder value. Within the finance group, Mellon Financial Corporation, Comerica Inc. and Wachovia Corporation lagged.




There were many parts of the Portfolio that performed well, and we were encouraged by the results for some of the more cyclically oriented holdings. Carnival Corporation, Boeing Company, Eastman Chemical Company and Nucor Corporation are in very different businesses, but were among the best performers.


WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE PORTFOLIO?(3)

The market expects interest rates to rise and typically this results in lower stock market valuations. At the same time, we expect continued strong growth in corporate profits, albeit at a somewhat slower pace

(1)The Russell 1000 Value Index, an unmanaged index, measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS VALUE
PORTFOLIO (CONTINUED)

than we witnessed recently. Although transition phases of the market can be challenging, if history is any guide, we would expect a positive bias in the market. In the short run, cyclical companies should, in our opinion, continue to post good results. Our outlook for the energy and health care industries remains constructive.

NATIONS ASSET ALLOCATION
PORTFOLIO
--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
FIXED INCOME MANAGEMENT TEAM AND
QUANTITATIVE STRATEGIES TEAM,
Banc of America Capital Management,
LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                NATIONS ASSET ALLOCATION      LEHMAN BROTHERS U.S.
                                                        PORTFOLIO                AGGREGATE INDEX           RUSSELL 1000 INDEX
                                                ------------------------      --------------------         ------------------
Mar. 27 1998                                              10000                       10000                       10000
                                                           9790                       10234                       10250
                                                           9777                       10703                       11204
                                                          10222                       10556                       12497
1999                                                       9918                       10615                       13547
                                                           9836                       11038                       13653
2000                                                      10725                       11849                       12492
                                                          10556                       12278                       11612
2001                                                      10219                       12850                       10937
                                                           9323                       13337                        9535
2002                                                       8835                       14168                        8569
                                                           9570                       14725                        9626
2003                                                      10522                       14192                        9908
Jun. 30 2004                                              10755                       14747                        9947

The chart represents a hypothetical
investment in Nations Asset
Allocation Portfolio. The returns
assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                         SINCE
                              YTD    1 YEAR   5 YEAR   INCEPTION*
NATIONS ASSET ALLOCATION     2.22%   12.38%    1.02%     2.27%
 PORTFOLIO
LEHMAN BROTHERS U.S.         0.15%    0.32%    6.95%     6.44%
 AGGREGATE INDEX
RUSSELL 1000 INDEX           3.33%   19.48%   -1.65%     2.36%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.




HOW DID THE PORTFOLIO PERFORM?




For the six months ended June 30, 2004, Nations Asset Allocation Portfolio returned 2.22% without insurance charges. This compares with a return of 3.33% for the Russell 1000 Index(1), a return of 0.15% for the Lehman Brothers U.S. Aggregate Index(2), and a return of 2.06% for the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index in a 60/40 mix over the same period of time.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)




As the economy cycled through a recovery phase last year and on to more sustainable growth this year, equity markets posted positive but more muted returns. This modest performance masks the volatility of returns for the past six months versus the prior period. After rallying modestly following the well-telegraphed and much anticipated rise in interest rates by the Federal Reserve Board and the transfer of power in Iraq, these events did not reinforce the conviction of investors leaving in place the high levels of uncertainty that have defined the markets since the start of the year. Second quarter stock prices were affected by an increase in oil prices and interest rates, as 10-year Treasury yields rose to 4.8% from 3.8%.




Likewise, volatility in the bond market during the second quarter erased first quarter gains. Early in the second quarter, the Fed acknowledged strength in economic growth and acceleration of employment gains, driving bond yields higher and values lower across all segments of the fixed income market. The highest quality and longest maturity segments of the market were hit the hardest by the negative impact of rate-hike expectations. The lower-quality corporate sector had a less severe impact as Treasuries lagged the market.




Against this backdrop, stocks held in the equity portion of the Portfolio, which were predominantly large-capitalization stocks of high-quality companies, in aggregate gained 4.3% thus far this year. The quantitative analysis that the portfolio management team uses for stock selection contributed positively to the Portfolio's performance. Of the various attributes that were used to rank equities in our multi-factor stock selection model, the valuation and momentum factors had positive results, while the profitability and growth factors detracted from overall performance.




Value stocks held on to a slight lead over growth stocks on a year-to-date basis, but value stocks lagged their growth-counterparts in the second quarter, weighed down by negative returns in a few of the most interest-rate sensitive sectors. The adverse effects of rising interest rates and energy prices caused sectors with high sensitivity to such phenomena -- financials, utilities, telecommunications and consumer discretionary -- to lag under pressure.




(1)The Russell 1000 Index, an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Lehman Brothers U.S. Aggregate Index is an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage- and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS ASSET ALLOCATION
PORTFOLIO (CONTINUED)

While equity sector allocations typically parallel the Russell 1000 Index, the Portfolio may, on occasion, move tactically above or below benchmark weights. Sectors that contributed significantly to the Portfolio's year-to-date performance in 2004 from an allocation perspective include energy and finance. Stock selection within the basic industry and consumer staples sectors in aggregate were additive to performance. Holdings within these sectors such as Tyson Foods Inc., Charter One Financial Inc., Valero Energy Corporation, Pepsi Bottling Group Inc., and Monsanto Company produced strong investment returns that benefited the Portfolio's relative performance.

Sectors that proved detrimental to performance from a stock selection perspective include communications, health care and technology. Stocks which effected this underperformance include Amgen Inc., Texas Instruments Inc., Health Net Inc. and Intuit Inc.

WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE PORTFOLIO?(4)

Stock investors are growing concerned that the economy could be losing some of its tempo. The current environment of corporate revenue growth, productivity gains, dollar weakness and global recovery could sustain an intermediate-term equity rally despite rising rates. Key risks to this outlook are volatility and uncertainty over Middle East and world's oil supply. We believe emphasis should remain on large-capitalization and high-quality stocks as investors may show greater preference for large cap dividend paying stocks. In our view, stock selection in the current market environment should continue a bias towards good growth prospects and at the same time good valuation support.

Now that the Fed's initiation of the first tightening cycle in more than four years is history, the bond market is still attempting to estimate the magnitude and speed of the Fed's subsequent tightening. Our forecast for solid economic growth but moderate inflation leads us to believe that the Fed will raise rates several more times before the close of 2004 albeit in gradual, quarter-point increments.

The yield curve, or difference in yields of long- and short-maturity bonds, was near its steepest at about 3% by the end of the second quarter. Steepness in the yield curve signals the market's expectation of short-term interest rate increases as the economy transitions to a sustainable growth pattern. Credit spreads, or difference between high-yield and high-quality bonds, remain at low levels. This implies an improved credit environment and a resulting decline in default risk.

Investors continue to try to gauge the potential impact and the likely future outlook of oil prices, the transfer of power in Iraq, and the Fed's interest rate policy on the economy and geopolitics. The balanced design of the Portfolio with a mix of equity and fixed income securities, as well as balance within these segments, allows for stabilizing characteristics for the Portfolio.

(4)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
HIGH YIELD PORTFOLIO MANAGEMENT TEAM,
MacKay Shields LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO        CSFB HIGH YIELD INDEX
                                                             ---------------------------------        ---------------------
Jul. 7 2000                                                                10000                              10000
                                                                            9970                              10068
2000                                                                        9466                               9559
                                                                           10058                              10031
                                                                            9963                               9969
                                                                            9572                               9573
2001                                                                       10254                              10115
                                                                           10219                              10130
2002                                                                       10478                              10419
                                                                           12387                              12223
2003                                                                       13747                              13330
Jun. 30 2004                                                               13971                              13659

The chart represents a hypothetical
investment in Nations High Yield
Bond Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 06/30/04)
--------------------------------

                                                   SINCE
                                 YTD    1 YEAR   INCEPTION*
NATIONS HIGH YIELD BOND         1.63%   12.79%     8.76%
  PORTFOLIO
CSFB HIGH YIELD                 2.47%   11.75%     8.13%

*Annualized Returns. Inception date is July 7, 2000.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; GENWORTH FINANCIAL AT 800-352-9910.]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.


HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2004, Nations High Yield Bond Portfolio returned 1.63% without insurance charges, underperforming the CSFB High Yield Index(1), its benchmark, which rose 2.47% over the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The blazing pace of the high yield market slowed in the first half of 2004. The retail market suffered net outflows of $11 billion for the first six months of 2004. The largest outflows occurred in February, April and May. June has seen positive inflows return to the high yield market. For the first six months of the year, the high yield market has experienced $66 billion in new issuance. The issuance is primarily the result of companies electing to refinance debt at attractive rates.

In April, the fixed income markets experienced a large rise in yields, with the corresponding drop in price. The Federal Reserve Board was setting the stage for its June rate increase. The move in Treasuries significantly affected the other fixed income assets. However the impact on the high yield market was muted due to the lower duration of high yield bonds. Spreads, the difference in yield between the high yield market and Treasuries, tightened significantly. This translated to a smaller negative performance impact on the high yield market relative to other fixed income assets. However, the spread tightening was short lived as high yield spreads widened throughout May. Although yields fluctuated a good deal, default rates have only continued to fall.

The top performing industry sectors for the six months ended June 30, 2004 were consumer products, metals/minerals and chemicals. The bottom performing industries were aerospace, food and drug, and utilities for the same period.

Metals/mining companies benefited from strong pricing trends for cyclicals. Holdings in Allegheny Ludlum Corporation, Algoma Steel, Inc. and AK Steel Corporation were among the Portfolio's top performers for the past six months. Other metals/mining holdings include UCAR Finance Inc. and United States Steel LLC.

The paper industry, an industry that the Portfolio was overweight at June 30 compared to the index, added to performance. Georgia-Pacific Corporation, one of the Portfolio's largest holdings as an issuer, was a solid performer for the period. The company is a leading manufacturer and distributor of building, paper and pulp products. Other paper companies held include Abitibi-Consolidated Inc. and Tembec Industries, Inc.

HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

(1)The CSFB High Yield Index includes below investment grade bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)

Airline investments were disappointing. Airlines performed abysmally in the first half of 2004 and continue to suffer from increased fuel costs. Delta Air Lines Inc. has suffered additionally because of anxiety over upcoming negotiations with the pilots' union. Holdings in Delta and Northwest Airlines Inc. weighed down the Portfolio during the second quarter. One bright spot was BE Aerospace Inc., an aerospace manufacturing concern, which outperformed the index.

Exposure to financials added value to the Portfolio in second quarter of 2004. Investment in LaBranche & Company, the NYSE specialist firm, was a top performer for the second quarter. Other investments in financials include Crum & Forster, Fairfax Financial Holdings Limited, Providian Financial Corporation and Sovereign Bancorp, Inc.

Utilities exhibited poor performance during the first half of the year. Holdings in Calpine Corporation were mixed. The company reported lackluster first quarter 2004 results in May and investors reacted negatively to the company's decreasing revenues and declining liquidity. Other utilities holdings include AES Corporation, Caithness Coso Funding, and Dynegy Holdings Inc.

Chemical companies are now passing along the increases in natural gas and crude oil prices. Their profitability helped the industry in the second quarter. Portfolio holdings include Equistar Chemical, LP, Lyondell Chemical Company, Sovereign Specialty Chemical Inc. and Terra Capital Group.

In the last six months, we added holdings to the Portfolio in the automotive and transportation sector. Goodyear Tire & Rubber Company, the worldwide manufacturer and distributor of tires, is one of the Portfolio's largest positions. We see evidence of a potential operational turnaround at the Company. Other transportation companies owned include Mark IV Industries, a global manufacturer of automotive and industrial systems, ArvinMeritor, Inc., a global provider of integrated systems and components for the automotive industry, and TFM S.A. de C.V., a Mexican railroad company.

The Portfolio continues to have a significant weight in companies in the gas distribution industry. These include El Paso Corporation, Tennessee Gas Pipeline Company, ANR Pipeline, Inc. and Williams Company. Pipeline companies are regulated and have a stable business that can be viewed as an asset for liquidity if the parent company gets into trouble.

WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE PORTFOLIO?(3)

Our view of the high yield market remains constructive. However, interest rates may now be a headwind for investment performance. Although high yield securities typically have lower duration than most other fixed income products, they are nevertheless affected by rising rates. The current environment is adversely influenced more by technical than fundamental conditions, and we continue to believe that we will see default rates decline with the improving economy.

In the recent lending environment, the average high yield company has been able to improve its balance sheet, potentially lowering the likelihood of default for the coming years. With declining default rates, we believe the high yield market still sells at an attractive spread premium relative to U.S. Treasury bonds and can absorb further spread tightening should the economy continue to improve.

(3)The outlook for this portfolio may differ from that presented for other Nations portfolios.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 93.6%
            AUSTRALIA -- 3.5%
   78,002   The News Corporation Ltd., ADR(a).............................   $ 2,762,831
                                                                             -----------
            AUSTRIA -- 2.0%
   10,021   Erste Bank der osterreichischen Sparkassen AG.................     1,573,992
                                                                             -----------
            BERMUDA -- 4.7%
  199,500   Esprit Holdings Ltd. .........................................       892,658
   55,200   Golar LNG-Ltd.!!..............................................       852,110
   59,856   Tyco International Ltd. ......................................     1,983,628
                                                                             -----------
                                                                               3,728,396
                                                                             -----------
            BRAZIL -- 1.5%
   25,184   Natura Cosmeticos SA!!........................................       404,879
   41,518   Unibanco Holdings, GDR........................................       820,811
                                                                             -----------
                                                                               1,225,690
                                                                             -----------
            CANADA -- 1.1%
   35,318   Shoppers Drug Mart Corporation................................       879,822
                                                                             -----------
            CAYMAN ISLANDS -- 1.0%
  215,000   ASM Pacific Technology Ltd. ..................................       806,271
                                                                             -----------
            CHINA -- 2.6%
   27,082   China Telecom Corporation, Ltd., ADR(a).......................       955,724
   26,725   CNOOC Ltd., ADR...............................................     1,142,494
                                                                             -----------
                                                                               2,098,218
                                                                             -----------
            FRANCE -- 6.2%
   43,485   JC Decaux SA!!................................................       930,616
   26,171   Renault SA....................................................     1,993,241
   10,237   Total SA......................................................     1,951,672
                                                                             -----------
                                                                               4,875,529
                                                                             -----------
            GERMANY -- 3.5%
   17,817   Bayerische Motoren Werke (BMW) AG.............................       787,960
   12,064   SAP AG........................................................     2,010,838
                                                                             -----------
                                                                               2,798,798
                                                                             -----------
            HONG KONG -- 1.7%
  335,000   Cathay Pacific Airways........................................       631,362
   87,000   Sun Hung Kai Properties.......................................       713,864
                                                                             -----------
                                                                               1,345,226
                                                                             -----------
            HUNGARY -- 1.0%
   19,600   OTP Bank Rt., ADR@............................................       800,662
                                                                             -----------
            INDIA -- 0.9%
   59,936   ICICI Bank Ltd., ADR..........................................       725,226
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            JAPAN -- 19.4%
   15,000   CANON Inc. ...................................................   $   790,450
   29,000   Ito-Yokado Company, Ltd. .....................................     1,241,168
      272   KDDI Corporation..............................................     1,555,496
    4,800   KEYENCE CORPORATION...........................................     1,094,918
      222   Mitsubishi Tokyo Financial Group Inc. ........................     2,054,896
  182,500   Nissan Motor Company, Ltd. ...................................     2,028,800
   41,700   Sony Corporation..............................................     1,570,702
   62,900   THK COMPANY, LTD. ............................................     1,190,382
   34,800   YAMADA DENKI CO., LTD. .......................................     1,298,043
   81,600   YAMAHA CORPORATION............................................     1,338,624
   67,000   YAMATO TRANSPORT CO., LTD. ...................................     1,093,589
                                                                             -----------
                                                                              15,257,068
                                                                             -----------
            MEXICO -- 1.0%
   17,444   Grupo Televisa SA, ADR!!......................................       789,690
                                                                             -----------
            NETHERLANDS -- 1.5%
   44,604   Koninklijke (Royal) Philips Electronics NV....................     1,200,937
                                                                             -----------
            RUSSIA -- 1.0%
    6,540   Mobile Telesystems, ADR.......................................       797,880
                                                                             -----------
            SINGAPORE -- 1.4%
1,108,878   Shangri-La Asia Ltd. .........................................     1,080,473
                                                                             -----------
            SOUTH KOREA -- 4.8%
   23,250   Kookmin Bank..................................................       722,350
    7,420   Samsung Electronics Company, Ltd. ............................     3,063,038
                                                                             -----------
                                                                               3,785,388
                                                                             -----------
            SPAIN -- 3.6%
   71,449   Sogecable, SA!!...............................................     2,881,674
                                                                             -----------
            SWITZERLAND -- 11.2%
   37,554   Roche Holding AG..............................................     3,718,218
   19,698   Syngenta AG...................................................     1,651,461
   49,460   UBS AG (REGD).................................................     3,485,184
                                                                             -----------
                                                                               8,854,863
                                                                             -----------
            TAIWAN -- 0.9%
   42,065   AU Optronics Corporation, ADR(a)..............................       687,342
                                                                             -----------
            UNITED KINGDOM -- 13.2%
  702,226   EMI Group plc.................................................     3,104,124
  210,674   HSBC Holdings plc.............................................     3,132,868
  240,311   Reed Elsevier plc.............................................     2,335,909
   66,632   Royal Bank of Scotland plc@...................................     1,918,893
                                                                             -----------
                                                                              10,491,794
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            UNITED STATES -- 5.9%
   41,366   NTL Incorporated!!............................................   $ 2,383,509
   13,132   Synthes, Inc. ................................................     1,496,801
   20,361   Wynn Resorts, Ltd.!!..........................................       786,545
                                                                             -----------
                                                                               4,666,855
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $63,521,464)..........................................    74,114,625
                                                                             -----------
            PREFERRED STOCKS -- 1.0%
              (Cost $773,156)
            AUSTRALIA -- 1.0%
   23,700   The News Corporation Ltd., ADR................................       779,256
                                                                             -----------
            AFFILIATED INVESTMENT COMPANIES -- 11.0%
              (Cost $8,738,765)
8,738,765   Nations Cash Reserves, Capital Class Shares#..................     8,738,765
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $73,033,385*)...............................     105.6%   83,632,646
                                                                             -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (5.6)%  (4,444,248)
                                                                             -----------
            NET ASSETS..........................................     100.0%  $79,188,398
                                                                             ===========

---------------

 * Federal income tax information (see Note 10).

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $4,136,765.

 (a)
   All or portion of security was on loan at June 30, 2004. The aggregate cost and market value of securities on loan at June 30, 2004, is $3,856,677 and $4,055,863, respectively.

ABBREVIATIONS:

ADR    --  American Depository Receipt
GDR    --  Global Depository Receipt
REGD   --  Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


At June 30, 2004, sector diversification was as follows:

                                                                % OF NET
SECTOR DIVERSIFICATION                                           ASSETS            VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS:
Commercial banking..........................................          14.7%   $    11,749,698
Media.......................................................           7.6          5,985,798
Broadcasting and cable......................................           7.5          5,936,030
Electronics.................................................           6.8          5,408,306
Automotive..................................................           6.1          4,810,001
Pharmaceuticals.............................................           4.7          3,718,218
Investment services.........................................           4.4          3,485,184
Telecommunications services.................................           4.2          3,309,100
Publishing and advertising..................................           4.1          3,266,525
Integrated oil..............................................           3.9          3,094,166
Diversified electronics.....................................           3.9          3,063,038
Diversified manufacturing...................................           2.9          2,285,300
Software....................................................           2.5          2,010,838
Conglomerates...............................................           2.5          1,983,628
Railroads, trucking and shipping............................           2.5          1,945,699
Lodging and recreation......................................           2.4          1,867,018
Chemicals -- Specialty......................................           2.1          1,651,461
Medical devices and supplies................................           1.9          1,496,801
Specialty stores............................................           1.6          1,241,168
Apparel and textiles........................................           1.1            892,658
Other.......................................................           6.2          4,913,990
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          93.6         74,114,625
PREFERRED STOCKS............................................           1.0            779,256
AFFILIATED INVESTMENT COMPANIES.............................          11.0          8,738,765
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         105.6         83,632,646
OTHER ASSETS AND LIABILITIES (NET)..........................          (5.6)        (4,444,248)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $    79,188,398
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.5%
          BRAZIL -- 4.1%
 53,700   Centrais Electricas Brasileiras SA, ADR.......................   $   267,458
 18,810   Petroleo Brasileiro SA-'A', ADR...............................       474,012
    693   Tele Centro Oeste Celular Participacoes SA, ADR...............         6,355
 21,100   Tele Norte Leste Participacoes SA, ADR........................       268,603
                                                                           -----------
                                                                             1,016,428
                                                                           -----------
          CANADA -- 0.7%
 55,200   Bombardier Inc., Class B......................................       165,507
                                                                           -----------
          FRANCE -- 5.1%
 23,610   Alcatel SA, ADR!!.............................................       365,719
  4,550   Compagnie Generale des Etablissements Michelin................       251,600
  5,500   Nexans SA.....................................................       204,093
  5,900   Renault SA....................................................       449,357
                                                                           -----------
                                                                             1,270,769
                                                                           -----------
          GERMANY -- 12.0%
 17,630   Bayerische Hypo-und Vereinsbank AG, ADR!!.....................       314,235
  7,400   DaimlerChrysler AG............................................       348,318
 42,890   Deutsche Telekom AG, ADR......................................       759,582
  5,390   E.On AG, ADR..................................................       390,721
  2,112   Hypo Real Estate Holdings AG, ADR!!...........................        61,798
 10,700   Schering AG...................................................       633,546
 55,100   Volkswagen AG.................................................       465,237
                                                                           -----------
                                                                             2,973,437
                                                                           -----------
          ITALY -- 4.5%
141,040   Banca Intesa SpA..............................................       550,824
 17,824   Telecom Italia SpA, ADR.......................................       557,713
                                                                           -----------
                                                                             1,108,537
                                                                           -----------
          JAPAN -- 23.1%
 13,700   Daiichi Pharmaceutical Company, Ltd. .........................       244,206
  7,400   Fuji Photo Film Company, Ltd., ADR............................       233,988
  9,610   Hitachi, Ltd., ADR............................................       668,760
     62   Japan Tobacco, Inc. ..........................................       481,841
 24,700   Matsushita Electric Industrial Company Ltd., ADR..............       354,692
  7,400   Millea Holdings, Inc., ADR....................................       553,380
134,000   Mitsubishi Heavy Industries, Ltd. ............................       363,507
 51,380   Mitsubishi Tokyo Financial Group Inc. ........................       481,431
 37,000   Mitsui Sumitomo Insurance Company, Ltd. ......................       347,569
 41,000   Nippon Mitsubishi Oil Corporation.............................       258,140
 14,700   Nippon Telegraph and Telephone Corporation, ADR...............       394,548
  5,000   Ono Pharmaceutical Company, Ltd. .............................       235,073
 18,000   Sankyo Company, Ltd. .........................................       390,139
 68,200   Sumitomo Mitsui Financial Group, Inc., ADR....................       467,525


SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          JAPAN -- (CONTINUED)
  3,300   TDK Corporation, ADR..........................................   $   252,615
                                                                           -----------
                                                                             5,727,414
                                                                           -----------
          MEXICO -- 3.2%
 15,311   Cemex SA de CV, ADR...........................................       445,550
 10,090   Telefonos de Mexico SA de CV 'L', ADR.........................       335,694
                                                                           -----------
                                                                               781,244
                                                                           -----------
          NETHERLANDS -- 9.6%
 17,488   ABN AMRO Holding NV, ADR......................................       385,610
  6,120   Akzo Nobel NV, ADR............................................       227,970
 19,754   ING Groep NV, ADR.............................................       468,170
 48,300   Koninklijke Ahold NV, ADR!!...................................       383,019
  9,100   Unilever NV...................................................       623,441
 16,465   Wolters Kluwer NV, ADR........................................       298,879
                                                                           -----------
                                                                             2,387,089
                                                                           -----------
          NEW ZEALAND -- 1.2%
  9,760   Telecom Corporation of New Zealand Ltd., ADR..................       290,848
                                                                           -----------
          PORTUGAL -- 1.8%
 41,292   Portugal Telecommunications, SGPS, SA, ADR....................       447,605
                                                                           -----------
          RUSSIA -- 1.2%
  2,900   LUKOIL, ADR...................................................       305,080
                                                                           -----------
          SINGAPORE -- 1.8%
  3,410   DBS Group Holdings Ltd., ADR..................................       114,033
 46,000   Overseas-Chinese Banking Corporation Ltd. ....................       323,144
                                                                           -----------
                                                                               437,177
                                                                           -----------
          SOUTH KOREA -- 2.5%
 34,780   Korea Electric Power Corporation, ADR.........................       318,585
 16,580   KT Corporation, ADR...........................................       299,103
                                                                           -----------
                                                                               617,688
                                                                           -----------
          SPAIN -- 6.3%
 44,870   Banco Bilbao Vizcaya Argentaria SA, ADR.......................       605,744
 11,300   Repsol YPF SA, ADR............................................       247,018
 15,592   Telefonica SA, ADR............................................       695,871
                                                                           -----------
                                                                             1,548,633
                                                                           -----------
          SWITZERLAND -- 6.1%
 11,000   Nestle SA.....................................................       733,392
  9,330   Swisscom AG, ADR..............................................       309,943
 29,800   Zurich Financial Services AG, ADR.............................       470,533
                                                                           -----------
                                                                             1,513,868
                                                                           -----------
          UNITED KINGDOM -- 14.4%
 25,120   BAE Systems plc, ADR..........................................       399,519
 15,000   Boots Group plc...............................................       374,307
  8,780   British American Tobacco plc, ADR.............................       274,199
  8,812   BT Group plc, ADR.............................................       322,519

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          UNITED KINGDOM -- (CONTINUED)
  9,930   Corus Group plc, ADR!!........................................   $    74,376
 91,700   Friends Provident plc.........................................       244,042
 11,390   Glaxosmithkline plc, ADR......................................       472,229
 45,050   Invensys plc, ADR!!...........................................        29,413
 17,500   J Sainsbury plc...............................................       361,477
 12,064   Marks & Spencer Group plc, ADR................................       476,176
 90,600   Royal & Sun Alliance Insurance Group plc......................       135,550
 90,600   Royal & Sun Alliance Insurance Group plc@.....................       135,550
 60,700   WM Morrison Supermarkets plc..................................       255,109
                                                                           -----------
                                                                             3,554,466
                                                                           -----------
          VENEZUELA -- 0.9%
 11,443   Cia Anonima Nacional Telefonos de Venezuela, ADR..............       230,576
                                                                           -----------
          TOTAL COMMON STOCKS
            (Cost $20,772,229)..........................................    24,376,366
                                                                           -----------
          PREFERRED STOCKS -- 0.2%
            (Cost $95,210)
          BRAZIL -- 0.2%
  2,080   Telecomunicacoes Brasileiras SA -- Telebras, ADR..............        60,632
                                                                           -----------
          AFFILIATED INVESTMENT
            COMPANIES -- 1.1%
            (Cost $273,000)
273,000   Nations Cash Reserves, Capital Class Shares#..................       273,000
                                                                           -----------
          TOTAL INVESTMENTS
            (Cost $21,140,439*)...............................      99.8%   24,709,998
                                                                           -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)............       0.2%       43,036
                                                                           -----------
          NET ASSETS..........................................     100.0%  $24,753,034
                                                                           ===========

---------------

 *Federal income tax information (see Note 10).

 !!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR    --  American Depository Receipt
LTD    --  Limited

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


At June 30, 2004, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................            19.9%    $    4,918,960
Commercial banking..........................................            13.3          3,304,344
Pharmaceuticals.............................................             8.0          1,975,193
Insurance...................................................             7.6          1,886,624
Automotive..................................................             6.1          1,514,512
Food and drug stores........................................             5.6          1,373,912
Food products...............................................             5.5          1,356,833
Oil and gas.................................................             5.2          1,284,250
Electronics.................................................             3.7            921,375
Tobacco.....................................................             3.1            756,040
Electric power -- Non nuclear...............................             2.7            658,179
Aerospace and defense.......................................             2.3            565,026
Retail -- Specialty.........................................             1.9            476,176
Financial services..........................................             1.9            468,170
Construction................................................             1.8            445,550
Heavy machinery.............................................             1.6            392,920
Networking and telecommunications equipment.................             1.5            365,719
Household products..........................................             1.4            354,692
Electric power -- Nuclear...................................             1.3            318,585
Media.......................................................             1.2            298,879
Other.......................................................             2.9            740,427
                                                              --------------     --------------
TOTAL COMMON STOCKS.........................................            98.5         24,376,366
PREFERRED STOCKS............................................             0.2             60,632
AFFILIATED INVESTMENT COMPANIES.............................             1.1            273,000
                                                              --------------     --------------
TOTAL INVESTMENTS...........................................            99.8         24,709,998
OTHER ASSETS AND LIABILITIES (NET)..........................             0.2             43,036
                                                              --------------     --------------
NET ASSETS..................................................           100.0%    $   24,753,034
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            COMMON STOCKS -- 95.1%
            APPAREL AND TEXTILES -- 2.2%
   49,831   Nike, Inc., Class B...........................................   $  3,774,698
                                                                             ------------
            BEVERAGES -- 2.3%
   72,988   PepsiCo, Inc. ................................................      3,932,593
                                                                             ------------
            BROADCASTING AND CABLE -- 1.2%
  226,698   The News Corporation Ltd. ....................................      2,002,404
                                                                             ------------
            COMMERCIAL BANKING -- 4.3%
  161,547   Citigroup Inc. ...............................................      7,511,936
                                                                             ------------
            COMMERCIAL SERVICES -- 2.0%
   37,796   eBay Inc.!! ..................................................      3,475,342
                                                                             ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.0%
  143,752   Dell Inc.!! ..................................................      5,149,197
                                                                             ------------
            CONSUMER CREDIT AND MORTGAGES -- 4.8%
  118,159   Countrywide Financial Corporation.............................      8,300,670
                                                                             ------------
            DEPARTMENT AND DISCOUNT STORES -- 3.0%
   99,939   Wal-Mart Stores, Inc. ........................................      5,272,782
                                                                             ------------
            DIVERSIFIED ELECTRONICS -- 2.9%
   12,070   Samsung Electronics Company, Ltd. ............................      4,982,596
                                                                             ------------
            DIVERSIFIED MANUFACTURING -- 4.2%
  224,133   General Electric Company......................................      7,261,909
                                                                             ------------
            FINANCE -- MISCELLANEOUS -- 4.8%
  205,818   SLM Corporation...............................................      8,325,338
                                                                             ------------
            FOOD AND DRUG STORES -- 0.2%
    3,585   Whole Foods Market, Inc. .....................................        342,188
                                                                             ------------
            HEALTH SERVICES -- 7.7%
  212,816   UnitedHealth Group Inc. ......................................     13,247,796
                                                                             ------------
            HEAVY MACHINERY -- 3.3%
   72,850   Caterpillar Inc. .............................................      5,787,204
                                                                             ------------
            HOUSEHOLD PRODUCTS -- 3.0%
   95,014   Procter & Gamble Company......................................      5,172,562
                                                                             ------------


 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- 1.7%
   61,599   Lennar Corporation, Class A...................................   $  2,754,707
    2,940   Lennar Corporation, Class B...................................        121,804
                                                                             ------------
                                                                                2,876,511
                                                                             ------------
            INVESTMENT SERVICES -- 4.9%
   35,316   Goldman Sachs Group, Inc. ....................................      3,325,355
   95,073   Merrill Lynch & Company, Inc. ................................      5,132,040
                                                                             ------------
                                                                                8,457,395
                                                                             ------------
            LODGING AND RECREATION -- 3.8%
   47,167   Four Seasons Hotels Inc. .....................................      2,839,925
   48,312   Mandalay Resort Group.........................................      3,316,136
   11,826   Wynn Resorts, Ltd.!!..........................................        456,838
                                                                             ------------
                                                                                6,612,899
                                                                             ------------
            MEDICAL DEVICES AND SUPPLIES -- 7.9%
  121,216   Boston Scientific Corporation!!...............................      5,188,046
   87,719   Medtronic, Inc. ..............................................      4,273,670
   48,512   Zimmer Holdings, Inc.!!.......................................      4,278,758
                                                                             ------------
                                                                               13,740,474
                                                                             ------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 7.8%
  254,752   Motorola, Inc. ...............................................      4,649,224
  121,384   QUALCOMM Inc. ................................................      8,858,605
                                                                             ------------
                                                                               13,507,829
                                                                             ------------
            PHARMACEUTICALS -- 6.2%
  179,060   Genentech, Inc.!!.............................................     10,063,172
    7,555   Roche Holding AG..............................................        748,020
                                                                             ------------
                                                                               10,811,192
                                                                             ------------
            RAILROADS, TRUCKING AND SHIPPING -- 3.1%
   65,018   FedEx Corporation.............................................      5,311,320
                                                                             ------------
            SOFTWARE -- 5.0%
   62,418   Electronic Arts Inc.!!........................................      3,404,902
  181,365   Microsoft Corporation.........................................      5,179,784
                                                                             ------------
                                                                                8,584,686
                                                                             ------------
            SPECIALTY STORES -- 5.8%
   93,528   Lowe's Companies, Inc. .......................................      4,914,896
  140,027   Tiffany & Company.............................................      5,159,995
                                                                             ------------
                                                                               10,074,891
                                                                             ------------
            TOTAL COMMON STOCKS
              (Cost $131,725,421).........................................    164,516,412
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 3.2%
              (Cost $5,607,000)
5,607,000   Nations Cash Reserves, Capital Class Shares#..................   $  5,607,000
                                                                             ------------
            TOTAL INVESTMENTS
              (Cost $137,332,421*)..............................      98.3%   170,123,412
                                                                             ------------
            TOTAL OTHER ASSETS
              AND LIABILITIES (NET).............................       1.7%     2,885,002
                                                                             ------------
            NET ASSETS..........................................     100.0%  $173,008,414
                                                                             ============

---------------

* Federal income tax information (see Note 10).

!!Non-income producing security.

# Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:
LTD -- Limited

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            COMMON STOCKS -- 95.1%
            AEROSPACE AND DEFENSE -- 0.4%
    5,219   MTC Technologies, Inc.!!......................................   $    134,755
                                                                             ------------
            AIRLINES -- 1.1%
   26,900   AirTran Holdings, Inc.!!......................................        380,366
                                                                             ------------
            APPAREL AND TEXTILES -- 1.2%
   13,951   Joseph A. Bank Clothiers, Inc.!!(a)...........................        437,922
                                                                             ------------
            BROADCASTING AND CABLE -- 1.3%
   28,200   Radio One, Inc., Class D!!....................................        451,482
                                                                             ------------
            CHEMICALS -- BASIC -- 0.6%
   16,025   IMC Global, Inc. .............................................        214,735
                                                                             ------------
            CHEMICALS -- SPECIALTY -- 1.0%
   10,948   Aceto Corporation.............................................        192,685
    1,950   American Vanguard Corporation(a)..............................         65,774
    4,512   Symyx Technologies Inc.!!.....................................        108,829
                                                                             ------------
                                                                                  367,288
                                                                             ------------
            COMMERCIAL BANKING -- 3.3%
   10,227   City National Corporation.....................................        671,914
    6,286   F.N.B. Corporation............................................        128,234
    8,749   First National Bankshares of Florida, Inc.(a).................        165,794
    8,069   South Financial Group, Inc. ..................................        228,675
                                                                             ------------
                                                                                1,194,617
                                                                             ------------
            COMMERCIAL SERVICES -- 0.7%
    6,350   Heidrick & Struggles International, Inc.!!....................        188,468
    1,012   Intersections Inc.!!..........................................         24,278
    1,587   Trammell Crow Company!!.......................................         22,377
                                                                             ------------
                                                                                  235,123
                                                                             ------------
            COMPUTER SERVICES -- 4.6%
    8,709   Anteon International Corporation!!............................        284,088
    1,575   CACI International, Inc., Class A!!...........................         63,693
   13,532   Cognizant Technology Solutions Corporation!!..................        343,848
   21,075   Digitas Inc.!!................................................        232,457
   32,350   Harris Interactive, Inc.!!....................................        217,392
   27,918   Secure Computing Corporation!!................................        325,245


 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            COMPUTER SERVICES -- (CONTINUED)
   19,124   Virage Logic Corporation!!....................................   $    174,028
                                                                             ------------
                                                                                1,640,751
                                                                             ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.1%
   19,700   Autobytel Inc.!!..............................................        178,876
   11,425   Avocent Corporation!!.........................................        419,754
    8,225   Global Imaging Systems, Inc.!!................................        301,529
   16,393   Plexus Corporation!!..........................................        221,306
                                                                             ------------
                                                                                1,121,465
                                                                             ------------
            CONSTRUCTION -- 1.2%
   15,604   Chicago Bridge & Iron Company NV..............................        434,571
                                                                             ------------
            CONSUMER SERVICES -- 1.2%
    5,300   Netflix Inc.!!(a).............................................        190,535
   18,629   ValueVision Media, Inc., Class A!!............................        242,550
                                                                             ------------
                                                                                  433,085
                                                                             ------------
            DIVERSIFIED ELECTRONICS -- 7.5%
   22,665   Aeroflex, Inc.!!..............................................        324,789
   14,129   Anaren Microwave, Inc.!!......................................        230,868
    7,269   Applied Films Corporation!!...................................        210,946
   14,877   Daktronics, Inc.!!............................................        371,181
    7,106   Dionex Corporation!!..........................................        392,038
    9,103   FLIR Systems, Inc.!!..........................................        499,755
   11,975   Integrated Circuit Systems, Inc.!!............................        325,241
   18,220   Sypris Solutions, Inc. .......................................        349,642
                                                                             ------------
                                                                                2,704,460
                                                                             ------------
            DIVERSIFIED MANUFACTURING -- 2.8%
   10,300   Actuant Corporation, Class A!!................................        401,597
    4,588   CUNO, Inc.!!..................................................        244,770
   15,551   Griffon Corporation!!.........................................        346,476
                                                                             ------------
                                                                                  992,843
                                                                             ------------
            EDUCATION -- 1.3%
   14,044   Education Management Corporation!!............................        461,486
                                                                             ------------
            EXPLORATION AND PRODUCTION -- 0.7%
   25,625   Brigham Exploration Company!!.................................        235,238
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 2.9%
   12,762   Affiliated Managers Group, Inc.!!(a)..........................   $    642,822
   17,350   Boston Private Financial Holdings, Inc. ......................        401,826
                                                                             ------------
                                                                                1,044,648
                                                                             ------------
            FOOD PRODUCTS -- 1.0%
    7,490   Corn Products International, Inc. ............................        348,660
                                                                             ------------
            HEALTH SERVICES -- 8.2%
    9,125   Centene Corporation!!.........................................        351,769
    8,460   Digene Corporation!!..........................................        309,044
   35,025   Province Healthcare Company!!.................................        600,678
    5,405   Stericycle, Inc.!!............................................        279,655
    4,422   Triad Hospitals, Inc.!!.......................................        164,631
   21,190   US Oncology, Inc.!!...........................................        311,917
   21,640   VCA Antech, Inc.!!............................................        969,904
                                                                             ------------
                                                                                2,987,598
                                                                             ------------
            HOUSING AND FURNISHING -- 2.8%
    3,275   Beazer Homes USA, Inc.(a).....................................        328,515
    3,925   Ethan Allen Interiors, Inc. ..................................        140,947
   17,988   Tuesday Morning Corporation!!.................................        521,652
                                                                             ------------
                                                                                  991,114
                                                                             ------------
            INSURANCE -- 2.2%
    8,585   Bristol West Holdings.........................................        156,161
    7,415   Endurance Specialty Holdings Ltd. ............................        258,042
    6,388   Triad Guaranty, Inc.!!........................................        371,782
                                                                             ------------
                                                                                  785,985
                                                                             ------------
            INTEGRATED OIL -- 1.6%
    9,650   Oceaneering International Inc.!!..............................        330,513
   10,710   Remington Oil & Gas Corporation!!.............................        252,756
                                                                             ------------
                                                                                  583,269
                                                                             ------------
            LODGING AND RECREATION -- 2.6%
   15,225   Boyd Gaming Corporation.......................................        404,528
    5,875   Gaylord Entertainment Company.................................        184,416
    9,544   Shuffle Master, Inc.!!(a).....................................        346,543
                                                                             ------------
                                                                                  935,487
                                                                             ------------
            MEDICAL DEVICES AND SUPPLIES -- 7.6%
   12,150   Align Technology, Inc.!!......................................        230,850
    4,344   Cooper Companies, Inc. .......................................        274,410
   21,665   Exact Sciences Corporation!!..................................        133,240
   16,200   Kyphon Inc.!!.................................................        456,516
   18,751   Merit Medical Systems, Inc.!!.................................        298,703
   14,851   Respironics, Inc.!!...........................................        872,496


 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
   14,265   Wright Medical Group, Inc.!!..................................   $    507,834
                                                                             ------------
                                                                                2,774,049
                                                                             ------------
            METALS AND MINING -- 0.3%
   26,525   Coeur d'Alene Mines Corporation!!(a)..........................        108,222
                                                                             ------------
            NATURAL GAS DISTRIBUTION -- 1.0%
    7,175   Energen Corporation...........................................        344,328
                                                                             ------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.3%
   15,991   Atheros Communications!!(a)...................................        168,545
   21,700   AudioCodes Ltd.!!.............................................        259,965
   23,750   C-COR.Net Corporation!!.......................................        244,388
   23,493   REMEC, Inc.!!.................................................        148,476
                                                                             ------------
                                                                                  821,374
                                                                             ------------
            OILFIELD SERVICES -- 1.0%
   16,800   Varco International, Inc.!!...................................        367,752
                                                                             ------------
            PACKAGING AND CONTAINERS -- 0.6%
   15,337   Anchor Glass Container Corporation............................        207,510
                                                                             ------------
            PHARMACEUTICALS -- 7.7%
   11,805   Affymetrix, Inc.!!(a).........................................        386,378
   14,200   Angiotech Pharmaceuticals, Inc.!!.............................        286,130
    7,200   AtheroGenics, Inc.!!..........................................        137,016
   12,257   Axcan Pharma, Inc.!!..........................................        258,623
   16,805   Connetics Corporation!!.......................................        339,461
   10,125   Martek Biosciences Corporation!!..............................        568,720
    4,150   OSI Pharmaceuticals, Inc.!!...................................        292,326
   14,753   Penwest Pharmaceuticals Company!!.............................        188,986
    9,263   Protein Design Labs, Inc.!!...................................        177,201
    6,575   Telik, Inc.!!.................................................        156,945
                                                                             ------------
                                                                                2,791,786
                                                                             ------------
            PUBLISHING AND ADVERTISING -- 0.8%
    6,700   R.R. Donnelley Corporation!!..................................        293,058
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 1.8%
    6,809   UTI Worldwide, Inc. ..........................................   $    358,766
   10,325   Wabash National Corporation!!.................................        284,454
                                                                             ------------
                                                                                  643,220
                                                                             ------------
            RESTAURANTS -- 1.8%
   12,575   RARE Hospitality International, Inc.!!........................        313,118
   12,325   Red Robin Gourmet Burgers, Inc.!!.............................        337,335
                                                                             ------------
                                                                                  650,453
                                                                             ------------
            SEMICONDUCTORS -- 5.0%
    7,625   Cymer, Inc.!!.................................................        285,480
   19,785   LTX Corporation!!.............................................        213,876
   35,525   Microsemi Corporation!!.......................................        504,809
   15,350   Omnivision Technologies, Inc.!!(a)............................        244,833
   10,025   Semtech Corporation!!.........................................        235,989
   30,503   TriQuint Semiconductor, Inc.!!................................        166,546
    4,275   Varian Semiconductor Equipment Associates, Inc.!!.............        164,844
                                                                             ------------
                                                                                1,816,377
                                                                             ------------
            SOFTWARE -- 7.1%
    3,439   Ansys, Inc.!!.................................................        161,633
    3,000   Blackboard, Inc!!(a)..........................................         60,150
   25,125   Borland Software Corporation!!................................        213,311
   16,426   EPIQ Systems, Inc.!!(a).......................................        238,177
   13,950   Hyperion Solutions Corporation!!..............................        609,893
   34,480   Lawson Software, Inc.!!.......................................        244,118
    5,925   Manhattan Associates, Inc.!!..................................        182,964
   14,325   Neoware Systems, Inc.!!(a)....................................        118,468
    8,506   OPNET Technologies, Inc.!!....................................        111,429
   17,250   Packeteer, Inc.!!.............................................        278,588
   14,743   Progress Software Corporation!!...............................        319,481
                                                                             ------------
                                                                                2,538,212
                                                                             ------------
            SPECIALTY STORES -- 1.8%
      982   Cabela's Inc., Class A!!......................................         26,465
   11,125   Hibbet Sporting Goods, Inc.!!.................................        304,269
   10,625   Select Comfort Corporation!!..................................        301,750
                                                                             ------------
                                                                                  632,484
                                                                             ------------
            STEEL -- 1.0%
   14,100   Maverick Tube Corporation!!...................................        370,266
                                                                             ------------


 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 2.0%
   34,321   Centennial Cellular Corporation!!.............................   $    245,395
   15,625   SpectraLink Corporation.......................................        232,813
    8,200   Western Wireless Corporation, Class A!!.......................        237,062
                                                                             ------------
                                                                                  715,270
                                                                             ------------
            TOTAL COMMON STOCKS
              (Cost $27,374,693)..........................................     34,191,309
                                                                             ------------
            AFFILIATED INVESTMENT COMPANIES -- 14.1%
              (Cost $5,077,614)
5,077,614   Nations Cash Reserves, Capital Class Shares#..................      5,077,614
                                                                             ------------
            NON-AFFILIATED INVESTMENT COMPANIES -- 1.0%
              (Cost $340,419)
    3,000   iShares Russell 2000 Index Fund(a)............................        353,970
                                                                             ------------
            TOTAL INVESTMENTS
              (Cost $32,792,726*)...............................     110.2%    39,622,893
                                                                             ------------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............     (10.2)%   (3,654,237)
                                                                             ------------
            NET ASSETS..........................................     100.0%  $ 35,968,656
                                                                             ============

---------------

 * Federal income tax information (see Note 10).

 !!Non-income producing security.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $3,427,614.

 (a)
   All or portion of security was on loan at June 30, 2004. The aggregate cost and market value of securities on loan at June 30, 2004, is $3,101,030 and $3,375,134, respectively.

ABBREVIATIONS:
LTD -- Limited

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.9%
          APPAREL AND TEXTILES -- 3.5%
  5,695   Coach, Inc.!!.................................................   $   257,357
  2,700   Nike, Inc., Class B...........................................       204,525
                                                                           -----------
                                                                               461,882
                                                                           -----------
          BROADCASTING AND CABLE -- 6.8%
 20,370   Cumulus Media Inc., Class A!!.................................       342,420
  3,265   Pixar, Inc.!!.................................................       226,950
 18,833   The DIRECTV Group, Inc.!!.....................................       322,044
                                                                           -----------
                                                                               891,414
                                                                           -----------
          CHEMICALS -- SPECIALTY -- 2.1%
  7,187   Monsanto Company..............................................       276,700
                                                                           -----------
          COMMERCIAL BANKING -- 5.9%
  8,921   J.P. Morgan Chase & Company...................................       345,867
 15,031   South Financial Group, Inc. ..................................       425,979
                                                                           -----------
                                                                               771,846
                                                                           -----------
          COMPUTERS AND OFFICE EQUIPMENT -- 2.9%
 10,522   Dell Inc.!!...................................................       376,898
                                                                           -----------
          CONSUMER CREDIT AND MORTGAGES -- 5.3%
  9,834   Countrywide Financial Corporation.............................       690,839
                                                                           -----------
          DIVERSIFIED ELECTRONICS -- 7.0%
  8,717   Digital Theater Systems Inc.!!................................       227,950
  4,679   Harman International Industries, Inc. ........................       425,788
    650   Samsung Electronics Company, Ltd. ............................       268,325
                                                                           -----------
                                                                               922,063
                                                                           -----------
          FINANCE -- MISCELLANEOUS -- 6.4%
  2,924   Moody's Corporation...........................................       189,066
 16,394   UCBH Holdings Inc. ...........................................       647,891
                                                                           -----------
                                                                               836,957
                                                                           -----------
          FOOD AND DRUG STORES -- 1.3%
  1,800   Whole Foods Market, Inc. .....................................       171,810
                                                                           -----------
          HEALTH SERVICES -- 3.1%
  6,567   UnitedHealth Group Inc. ......................................       408,796
                                                                           -----------
          HOUSEHOLD PRODUCTS -- 2.8%
  6,824   Procter & Gamble Company......................................       371,499
                                                                           -----------
          HOUSING AND FURNISHING -- 2.6%
 15,469   WCI Communities, Inc.!!.......................................       345,113
                                                                           -----------
          INVESTMENT SERVICES -- 2.8%
 11,746   Jefferies Group, Inc. ........................................       363,186
                                                                           -----------


SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          LODGING AND RECREATION -- 9.9%
 12,458   Brunswick Corporation.........................................   $   508,286
253,888   Shangri-La Asia Ltd. .........................................       247,384
  6,127   WMS Industries, Inc.!!........................................       182,585
  9,732   Wynn Resorts, Ltd.!!(a).......................................       375,947
                                                                           -----------
                                                                             1,314,202
                                                                           -----------
          MEDIA -- 5.1%
 93,055   EMI Group plc.................................................       411,341
  6,449   Sogecable, SA!!(a)............................................       260,100
                                                                           -----------
                                                                               671,441
                                                                           -----------
          MEDICAL DEVICES AND SUPPLIES -- 2.4%
  8,654   Wright Medical Group, Inc.!!..................................       308,082
                                                                           -----------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.5%
 16,811   Motorola, Inc. ...............................................       306,801
  5,612   QUALCOMM Inc. ................................................       409,564
                                                                           -----------
                                                                               716,365
                                                                           -----------
          PHARMACEUTICALS -- 5.2%
  5,931   Genentech, Inc.!!.............................................       333,322
  3,983   ImClone Systems Inc.!!(a).....................................       341,702
                                                                           -----------
                                                                               675,024
                                                                           -----------
          PUBLISHING AND ADVERTISING -- 1.2%
  2,571   Getty Images, Inc. ...........................................       154,260
                                                                           -----------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.9%
 41,957   Government Properties Trust, Inc. ............................       438,451
  3,649   Redwood Trust, Inc. ..........................................       203,176
                                                                           -----------
                                                                               641,627
                                                                           -----------
          RECREATION -- 3.7%
 11,117   Royal Caribbean Cruises Ltd. .................................       482,589
                                                                           -----------
          SPECIALTY STORES -- 5.4%
  2,239   Cabela's Inc., Class A!!......................................        60,341
  8,916   PETsMart, Inc. ...............................................       289,324
 12,355   Select Comfort Corporation!!..................................       350,882
                                                                           -----------
                                                                               700,547
                                                                           -----------
          TELECOMMUNICATIONS SERVICES -- 3.1%
 27,609   Crown Castle International Corporation!!......................       407,233
                                                                           -----------
          TOTAL COMMON STOCKS
            (Cost $11,496,926)..........................................    12,960,373
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          AFFILIATED INVESTMENT COMPANIES -- 7.4%
            (Cost $963,347)
963,347   Nations Cash Reserves, Capital Class Shares#..................   $   963,347
                                                                           -----------
          TOTAL INVESTMENTS
            (Cost $12,460,273*)...............................     106.3%   13,923,720
                                                                           -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (6.3)%    (830,820)
                                                                           -----------
          NET ASSETS..........................................     100.0%  $13,092,900
                                                                           ===========

---------------

 *Federal income tax information (see Note 10).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $740,347.

(a)
  All or portion of security was on loan at June 30, 2004. The aggregate cost and market value of securities on loan at June 30, 2004, is $520,318 and $720,408, respectively.

ABBREVIATIONS:

LTD  --   Limited

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)



  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.1%
             AEROSPACE AND DEFENSE -- 1.2%
    15,710   General Dynamics Corporation..................................   $  1,560,003
                                                                              ------------
             APPAREL AND TEXTILES -- 2.1%
    36,790   Nike, Inc., Class B...........................................      2,786,843
                                                                              ------------
             BEVERAGES -- 2.2%
    52,812   PepsiCo, Inc. ................................................      2,845,511
                                                                              ------------
             CHEMICALS -- SPECIALTY -- 0.4%
    15,100   Monsanto Company..............................................        581,350
                                                                              ------------
             COMMERCIAL BANKING -- 4.1%
   114,555   Citigroup Inc. ...............................................      5,326,808
                                                                              ------------
             COMMERCIAL SERVICES -- 2.0%
    27,966   eBay Inc.!!...................................................      2,571,474
                                                                              ------------
             COMPUTER SERVICES -- 0.5%
    16,604   Automatic Data Processing, Inc. ..............................        695,376
                                                                              ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.9%
   106,426   Dell Inc.!!...................................................      3,812,179
                                                                              ------------
             CONGLOMERATES -- 2.1%
    84,077   Tyco International Ltd. ......................................      2,786,312
                                                                              ------------
             CONSUMER CREDIT AND MORTGAGES -- 3.1%
    57,925   Countrywide Financial Corporation.............................      4,069,231
                                                                              ------------
             DEPARTMENT AND DISCOUNT STORES -- 1.5%
    37,195   Wal-Mart Stores, Inc. ........................................      1,962,408
                                                                              ------------
             DIVERSIFIED ELECTRONICS -- 2.8%
     8,950   Samsung Electronics Company, Ltd. ............................      3,694,634
                                                                              ------------
             DIVERSIFIED MANUFACTURING -- 5.4%
   163,567   General Electric Company......................................      5,299,571
    46,896   Honeywell International Inc. .................................      1,717,800
                                                                              ------------
                                                                                 7,017,371
                                                                              ------------
             FINANCE -- MISCELLANEOUS -- 3.8%
   116,259   SLM Corporation...............................................      4,702,676
     5,682   UCBH Holdings Inc. ...........................................        224,553
                                                                              ------------
                                                                                 4,927,229
                                                                              ------------


  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             FOOD AND DRUG STORES -- 0.9%
    28,596   CVS Corporation...............................................   $  1,201,604
                                                                              ------------
             HEALTH SERVICES -- 6.3%
    20,587   Quest Diagnostics Inc. .......................................      1,748,866
   101,941   UnitedHealth Group Inc. ......................................      6,345,827
                                                                              ------------
                                                                                 8,094,693
                                                                              ------------
             HEAVY MACHINERY -- 3.3%
    54,105   Caterpillar Inc. .............................................      4,298,101
                                                                              ------------
             HOUSEHOLD PRODUCTS -- 2.9%
    67,948   Procter & Gamble Company......................................      3,699,089
                                                                              ------------
             HOUSING AND FURNISHING -- 2.8%
    45,582   Lennar Corporation, Class A...................................      2,038,427
     4,250   Lennar Corporation, Class B...................................        176,078
    22,986   M.D.C. Holdings, Inc. ........................................      1,462,139
                                                                              ------------
                                                                                 3,676,644
                                                                              ------------
             INVESTMENT SERVICES -- 4.4%
    26,008   Goldman Sachs Group, Inc. ....................................      2,448,913
    61,420   Merrill Lynch & Company, Inc. ................................      3,315,452
                                                                              ------------
                                                                                 5,764,365
                                                                              ------------
             LODGING AND RECREATION -- 3.7%
    24,309   Four Seasons Hotels Inc. .....................................      1,463,645
    26,388   Mandalay Resort Group.........................................      1,811,272
    40,205   Wynn Resorts, Ltd.!!..........................................      1,553,119
                                                                              ------------
                                                                                 4,828,036
                                                                              ------------
             MEDICAL DEVICES AND SUPPLIES -- 8.6%
    79,247   Boston Scientific Corporation!!...............................      3,391,771
    49,512   Medtronic, Inc. ..............................................      2,412,225
    11,605   St. Jude Medical, Inc.!!......................................        877,918
    49,820   Zimmer Holdings, Inc.!!.......................................      4,394,123
                                                                              ------------
                                                                                11,076,037
                                                                              ------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 7.7%
   187,772   Motorola, Inc. ...............................................      3,426,839
    89,085   QUALCOMM Inc. ................................................      6,501,423
                                                                              ------------
                                                                                 9,928,262
                                                                              ------------
             PHARMACEUTICALS -- 6.7%
   120,488   Genentech, Inc.!!.............................................      6,771,426
    17,802   Roche Holding AG..............................................      1,762,574
                                                                              ------------
                                                                                 8,534,000
                                                                              ------------
             RAILROADS, TRUCKING AND SHIPPING -- 3.0%
    48,420   FedEx Corporation.............................................      3,955,430
                                                                              ------------
             RECREATION -- 1.7%
    52,217   Royal Caribbean Cruises Ltd. .................................      2,266,740
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             RESTAURANTS -- 0.7%
    21,254   Starbucks Corporation!!.......................................   $    924,124
                                                                              ------------
             SEMICONDUCTORS -- 0.3%
    14,092   Texas Instruments Inc. .......................................        340,745
                                                                              ------------
             SOFTWARE -- 4.9%
    46,185   Electronic Arts Inc.!!........................................      2,519,392
   135,668   Microsoft Corporation.........................................      3,874,678
                                                                              ------------
                                                                                 6,394,070
                                                                              ------------
             SPECIALTY STORES -- 6.1%
    29,779   Bed Bath & Beyond Inc.!!......................................      1,145,003
    69,239   Lowe's Companies, Inc. .......................................      3,638,509
    80,021   Tiffany & Company.............................................      2,948,774
                                                                              ------------
                                                                                 7,732,286
                                                                              ------------
             TOTAL COMMON STOCKS
               (Cost $104,035,495).........................................    127,350,955
                                                                              ------------
             AFFILIATED INVESTMENT COMPANIES -- 0.9%
               (Cost $1,172,000)
 1,172,000   Nations Cash Reserves, Capital Class Shares#..................      1,172,000
                                                                              ------------
             TOTAL INVESTMENTS
               (Cost $105,207,495*)..............................      99.0%   128,522,955
                                                                              ------------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)............       1.0%     1,267,985
                                                                              ------------
             NET ASSETS..........................................     100.0%  $129,790,940
                                                                              ============

---------------

 *Federal income tax information (see Note 10).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

LTD  --   Limited

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 94.0%
            AEROSPACE AND DEFENSE -- 1.0%
   14,395   Rockwell Collins, Inc. .......................................   $   479,641
                                                                             -----------
            AIRLINES -- 0.6%
    8,900   Ryanair Holdings plc, ADR!!...................................       291,742
                                                                             -----------
            APPAREL AND TEXTILES -- 1.6%
   11,125   Coach, Inc.!!.................................................       502,738
    4,775   Columbia Sportswear Company!!.................................       260,811
                                                                             -----------
                                                                                 763,549
                                                                             -----------
            AUTOMOTIVE -- 0.8%
    9,400   Navistar International Corporation!!..........................       364,344
                                                                             -----------
            BROADCASTING AND CABLE -- 3.3%
   11,100   Entercom Communications Corporation!!.........................       414,030
    6,195   The E.W. Scripps Company, Class A.............................       650,475
   16,180   Univision Communications, Inc., Class A!!.....................       516,627
                                                                             -----------
                                                                               1,581,132
                                                                             -----------
            BUILDING MATERIALS -- 0.9%
   10,290   American Standard Companies Inc.!!............................       414,790
                                                                             -----------
            CHEMICALS -- BASIC -- 1.0%
   15,538   Ecolab, Inc. .................................................       492,555
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 0.7%
   14,100   Airgas, Inc. .................................................       337,131
                                                                             -----------
            COMMERCIAL BANKING -- 1.4%
    4,000   City National Corporation.....................................       262,800
    5,400   Marshall and Ilsley Corporation...............................       211,086
    3,113   Zions Bancorporation..........................................       191,294
                                                                             -----------
                                                                                 665,180
                                                                             -----------
            COMMERCIAL SERVICES -- 2.9%
   10,375   CDW Corporation...............................................       661,511
    6,525   Fiserv, Inc.!!................................................       253,757
   16,625   Robert Half International Inc. ...............................       494,926
                                                                             -----------
                                                                               1,410,194
                                                                             -----------
            COMPUTER SERVICES -- 3.9%
   13,775   Accenture Ltd.!!..............................................       378,537
    8,970   Affiliated Computer Services, Inc., Class A!!.................       474,872
   24,256   Cognizant Technology Solutions Corporation!!..................       616,345
   15,200   Synopsys, Inc.!!..............................................       432,136
                                                                             -----------
                                                                               1,901,890
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    2,750   Lexmark International, Inc. ..................................       265,458
   21,600   Network Appliance, Inc.!!.....................................       465,048
                                                                             -----------
                                                                                 730,506
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            CONSTRUCTION -- 0.9%
   10,980   Jacobs Engineering Group Inc.!!...............................   $   432,392
                                                                             -----------
            CONSUMER SERVICES -- 0.5%
    7,150   Netflix Inc.!!................................................       257,043
                                                                             -----------
            DEPARTMENT AND DISCOUNT STORES -- 1.2%
   29,675   Dollar General Corporation....................................       580,443
                                                                             -----------
            DIVERSIFIED ELECTRONICS -- 4.4%
   25,790   Amphenol Corporation, Class A!!...............................       859,323
   16,048   Harris Corporation............................................       814,436
   29,870   Symbol Technologies, Inc. ....................................       440,284
                                                                             -----------
                                                                               2,114,043
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 1.0%
   17,807   Pall Corporation..............................................       466,365
                                                                             -----------
            EDUCATION -- 1.1%
   12,075   Career Education Corporation!!................................       550,137
                                                                             -----------
            EXPLORATION AND PRODUCTION -- 0.8%
    6,255   EOG Resources, Inc. ..........................................       373,486
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 1.6%
   11,225   Affiliated Managers Group, Inc.!!.............................       565,404
    4,830   H & R Block, Inc. ............................................       230,294
                                                                             -----------
                                                                                 795,698
                                                                             -----------
            FOOD PRODUCTS -- 2.2%
    6,975   Corn Products International, Inc. ............................       324,686
   21,375   McCormick and Company, Inc. ..................................       726,750
                                                                             -----------
                                                                               1,051,436
                                                                             -----------
            HEALTH SERVICES -- 6.5%
    9,700   Biogen Idec Inc.!!............................................       613,525
   10,345   First Health Group Corporation!!..............................       161,485
   25,185   Health Management Associates, Inc., Class A...................       564,648
   12,420   Health Net Inc.!!.............................................       329,130
   11,710   Lincare Holdings Inc.!!.......................................       384,791
    7,875   Quest Diagnostics Inc. .......................................       668,981
    5,726   Stericycle, Inc.!!............................................       296,263
    2,750   VCA Antech, Inc.!!............................................       123,255
                                                                             -----------
                                                                               3,142,078
                                                                             -----------
            HOUSING AND FURNISHING -- 2.2%
    7,840   Mohawk Industries Inc.!!......................................       574,907
    6,250   The Ryland Group, Inc. .......................................       488,750
                                                                             -----------
                                                                               1,063,657
                                                                             -----------
            INSURANCE -- 1.8%
   13,847   Endurance Specialty Holdings Ltd. ............................       481,876
    9,250   The PMI Group, Inc. ..........................................       402,560
                                                                             -----------
                                                                                 884,436
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            INTEGRATED OIL -- 0.8%
    8,839   Apache Corporation............................................   $   384,938
                                                                             -----------
            INVESTMENT SERVICES -- 1.5%
    7,905   Legg Mason, Inc. .............................................       719,434
                                                                             -----------
            LODGING AND RECREATION -- 3.3%
    7,025   Harrah's Entertainment, Inc. .................................       380,053
    8,225   International Game Technology.................................       317,485
   19,735   Starwood Hotels & Resorts Worldwide, Inc. ....................       885,114
                                                                             -----------
                                                                               1,582,652
                                                                             -----------
            MEDICAL DEVICES AND SUPPLIES -- 6.7%
   13,775   DENTSPLY International Inc. ..................................       717,678
    7,475   Invitrogen Corporation!!......................................       538,125
    5,088   Kinetic Concepts Inc.!!.......................................       253,891
   12,400   Respironics, Inc.!!...........................................       728,500
   11,425   Zimmer Holdings, Inc.!!.......................................     1,007,685
                                                                             -----------
                                                                               3,245,879
                                                                             -----------
            METALS AND MINING -- 0.5%
    6,875   Freeport-McMoran Copper & Gold, Inc., Class B.................       227,906
                                                                             -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.2%
   11,100   ADTRAN, Inc. .................................................       370,407
    6,925   Juniper Networks, Inc.!!......................................       170,147
   29,505   Tekelec!!.....................................................       536,106
                                                                             -----------
                                                                               1,076,660
                                                                             -----------
            OILFIELD SERVICES -- 3.6%
    9,075   BJ Services Company!!.........................................       415,998
    8,275   ENSCO International Inc. .....................................       240,803
   13,900   Grant Prideco Inc.!!..........................................       256,594
    8,960   Nabors Industries, Ltd.!!.....................................       405,171
    7,315   Smith International, Inc.!!...................................       407,884
                                                                             -----------
                                                                               1,726,450
                                                                             -----------
            PHARMACEUTICALS -- 6.4%
    4,600   Allergan, Inc. ...............................................       411,792
    4,200   AmerisourceBergen Corporation.................................       251,076
   12,736   Barr Laboratories, Inc.!!.....................................       429,203
   19,900   Endo Pharmaceuticals Holdings Inc.!!..........................       466,655
    8,645   Express Scripts, Inc.!!.......................................       684,942
    4,645   Gilead Sciences, Inc.!!.......................................       311,215
    2,150   Martek Biosciences Corporation!!..............................       120,766
    1,637   Millennium Pharmaceuticals, Inc.!!............................        22,591
    3,475   OSI Pharmaceuticals, Inc.!!...................................       244,779
    8,975   Protein Design Labs, Inc.!!...................................       171,692
                                                                             -----------
                                                                               3,114,711
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.3%
   12,455   Expeditors International of Washington, Inc. .................       615,402
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            RESTAURANTS -- 3.0%
   13,475   Brinker International, Inc.!!.................................   $   459,767
   10,975   Starbucks Corporation!!.......................................       477,193
   12,650   The Cheesecake Factory, Inc.!!................................       503,344
                                                                             -----------
                                                                               1,440,304
                                                                             -----------
            SEMICONDUCTORS -- 8.1%
    8,025   Cymer, Inc.!!.................................................       300,456
    8,525   KLA-Tencor Corporation!!......................................       420,965
   14,050   Lam Research Corporation!!....................................       376,540
   10,025   Linear Technology Corporation.................................       395,687
   22,800   Marvell Technology Group Ltd.!!...............................       608,759
    8,475   Maxim Integrated Products, Inc. ..............................       444,260
   15,525   Microchip Technology Inc. ....................................       489,658
   18,975   National Semiconductor Corporation!!..........................       417,260
   24,650   PerkinElmer, Inc. ............................................       493,985
      319   Semiconductor Manufacturing International Corporation,
              ADR!!.......................................................         3,423
                                                                             -----------
                                                                               3,950,993
                                                                             -----------
            SOFTWARE -- 5.7%
    5,400   Adobe Systems Inc. ...........................................       251,100
   22,625   Citrix Systems, Inc.!!........................................       460,645
    7,950   Electronic Arts Inc.!!........................................       433,673
    6,625   Hyperion Solutions Corporation!!..............................       289,645
   38,120   Quest Software, Inc.!!........................................       491,748
   13,275   Symantec Corporation!!........................................       581,179
    8,225   VERITAS Software Corporation!!................................       227,833
                                                                             -----------
                                                                               2,735,823
                                                                             -----------
            SPECIALTY STORES -- 4.9%
   12,310   Bed Bath & Beyond Inc.!!......................................       473,320
   22,560   Limited Brands................................................       421,872
   18,650   Staples, Inc. ................................................       546,631
   11,825   Tiffany & Company.............................................       435,751
   20,150   TJX Companies, Inc. ..........................................       486,421
                                                                             -----------
                                                                               2,363,995
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 2.2%
   27,175   Crown Castle International Corporation!!......................       400,832
   12,825   UTStarcom, Inc.!!.............................................       387,956
   10,573   XM Satellite Radio Holdings Inc., Class A!!...................       288,537
                                                                             -----------
                                                                               1,077,325
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $39,123,959)..........................................    45,406,340
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 1.7%
              (Cost $803,000)
  803,000   Nations Cash Reserves, Capital Class Shares#..................   $   803,000
                                                                             -----------
            NON-AFFILIATED INVESTMENT COMPANIES -- 4.2%
              (Cost $1,982,365)
   18,500   S&P Mid-Cap 400 Depositary Receipts...........................     2,055,350
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $41,909,324*)...............................      99.9%   48,264,690
                                                                             -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............       0.1%       62,182
                                                                             -----------
            NET ASSETS..........................................     100.0%  $48,326,872
                                                                             ===========

---------------

 *Federal income tax information (see Note 10).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt
LTD  --   Limited

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.0%
            AEROSPACE AND DEFENSE -- 6.8%
   14,100   Boeing Company................................................   $   720,369
   24,200   Goodrich (BF) Corporation.....................................       782,386
   15,000   Lockheed Martin Corporation...................................       781,200
   11,800   Northrop Grumman Corporation..................................       633,660
   15,125   United Technologies Corporation...............................     1,383,635
                                                                             -----------
                                                                               4,301,250
                                                                             -----------
            BEVERAGES -- 1.9%
   13,000   Diageo plc, ADR...............................................       711,750
    8,918   PepsiCo, Inc. ................................................       480,502
                                                                             -----------
                                                                               1,192,252
                                                                             -----------
            BROADCASTING AND CABLE -- 3.5%
   16,699   Clear Channel Communications, Inc. ...........................       617,028
   35,400   Comcast Corporation, Class A!!................................       977,394
   24,700   The Walt Disney Company.......................................       629,603
                                                                             -----------
                                                                               2,224,025
                                                                             -----------
            CHEMICALS -- BASIC -- 2.3%
   12,200   PPG Industries, Inc. .........................................       762,378
   17,000   The Dow Chemical Company......................................       691,900
                                                                             -----------
                                                                               1,454,278
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 0.9%
   12,600   Eastman Chemical Company......................................       582,498
                                                                             -----------
            COMMERCIAL BANKING -- 13.7%
   57,200   Citigroup Inc. ...............................................     2,659,800
   11,900   Comerica Inc. ................................................       653,072
   22,400   Mellon Financial Corporation..................................       656,992
   18,400   SouthTrust Corporation........................................       714,104
   68,037   US Bancorp....................................................     1,875,100
   18,900   Wachovia Corporation..........................................       841,050
   20,600   Wells Fargo & Company.........................................     1,178,938
                                                                             -----------
                                                                               8,579,056
                                                                             -----------
            COMMERCIAL SERVICES -- 2.4%
   28,100   Ingram Micro, Inc.!!..........................................       406,607
   84,600   Solectron Corporation!!.......................................       547,362
   19,100   Waste Management, Inc. .......................................       585,415
                                                                             -----------
                                                                               1,539,384
                                                                             -----------
            COMPUTER SERVICES -- 2.5%
   31,700   Accenture Ltd.!!..............................................       871,116
   50,100   Unisys Corporation!!..........................................       695,388
                                                                             -----------
                                                                               1,566,504
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.9%
   46,600   Hewlett-Packard Company.......................................       983,260
    9,700   International Business Machines Corporation...................       855,055
                                                                             -----------
                                                                               1,838,315
                                                                             -----------
            CONSUMER CREDIT AND MORTGAGES -- 1.8%
   12,100   American Express Company......................................       621,698
    8,450   Freddie Mac...................................................       534,885
                                                                             -----------
                                                                               1,156,583
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 1.2%
   12,000   J.C. Penney Company, Inc. ....................................   $   453,120
   10,800   The May Department Stores Company.............................       296,892
                                                                             -----------
                                                                                 750,012
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 2.5%
    9,700   General Electric Company......................................       314,280
   34,300   Honeywell International Inc. .................................     1,256,409
                                                                             -----------
                                                                               1,570,689
                                                                             -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.6%
   40,600   AES Corporation!!.............................................       403,158
                                                                             -----------
            ELECTRIC POWER -- NUCLEAR -- 4.1%
   23,000   American Electric Power Company, Inc. ........................       736,000
   14,700   DTE Energy Company............................................       595,938
   29,900   Duke Energy Corporation.......................................       606,671
   22,800   PG & E Corporation!!..........................................       637,032
                                                                             -----------
                                                                               2,575,641
                                                                             -----------
            HOUSEHOLD PRODUCTS -- 1.0%
    9,500   Kimberly-Clark Corporation....................................       625,860
                                                                             -----------
            INSURANCE -- 7.0%
   18,500   ACE Ltd. .....................................................       782,180
    6,200   Aetna Inc. ...................................................       527,000
   15,500   American International Group, Inc. ...........................     1,104,840
   21,400   Genworth Financial Inc., Class A!!............................       491,130
   10,900   Hartford Financial Services Group, Inc. ......................       749,266
   17,862   The St. Paul Companies, Inc. .................................       724,125
                                                                             -----------
                                                                               4,378,541
                                                                             -----------
            INTEGRATED OIL -- 9.9%
    8,200   BP Amoco plc, ADR.............................................       439,274
    6,400   ChevronTexaco Corporation.....................................       602,304
    8,000   ConocoPhillips................................................       610,320
   57,700   Exxon Mobil Corporation.......................................     2,562,457
   12,025   Occidental Petroleum Corporation..............................       582,130
   14,700   Royal Dutch Petroleum Company.................................       759,549
   56,200   The Williams Companies, Inc. .................................       668,780
                                                                             -----------
                                                                               6,224,814
                                                                             -----------
            INVESTMENT SERVICES -- 1.9%
    5,300   Goldman Sachs Group, Inc. ....................................       499,048
   12,925   Merrill Lynch & Company, Inc. ................................       697,692
                                                                             -----------
                                                                               1,196,740
                                                                             -----------
            LODGING AND RECREATION -- 1.7%
   13,200   Carnival Corporation..........................................       620,400
    9,500   Starwood Hotels & Resorts Worldwide, Inc. ....................       426,075
                                                                             -----------
                                                                               1,046,475
                                                                             -----------
            MEDIA -- 1.1%
   20,700   The News Corporation Ltd., ADR................................       680,616
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 0.9%
   13,800   Abbott Laboratories...........................................   $   562,488
                                                                             -----------
            METALS AND MINING -- 1.2%
   23,000   Alcoa Inc. ...................................................       759,690
                                                                             -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.6%
   21,100   Motorola, Inc. ...............................................       385,075
                                                                             -----------
            OILFIELD SERVICES -- 2.9%
   21,900   ENSCO International Inc. .....................................       637,290
   14,700   Nabors Industries, Ltd.!!.....................................       664,734
   29,900   Pride International, Inc.!!...................................       511,589
                                                                             -----------
                                                                               1,813,613
                                                                             -----------
            PAPER AND FOREST PRODUCTS -- 1.5%
   20,600   International Paper Company...................................       920,820
                                                                             -----------
            PHARMACEUTICALS -- 3.6%
   23,500   Bristol-Myers Squibb Company..................................       575,750
    5,580   Hospira, Inc.!!...............................................       154,008
   14,300   Merck & Company, Inc. ........................................       679,250
   25,440   Pfizer Inc. ..................................................       872,083
                                                                             -----------
                                                                               2,281,091
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.1%
   12,100   Union Pacific Corporation.....................................       719,345
                                                                             -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.8%
   18,900   Archstone-Smith Trust.........................................       554,337
    5,000   Boston Properties, Inc. ......................................       250,400
   34,700   Equity Office Properties Trust................................       943,840
                                                                             -----------
                                                                               1,748,577
                                                                             -----------
            RESTAURANTS -- 1.3%
   31,484   McDonald's Corporation........................................       818,584
                                                                             -----------
            SEMICONDUCTORS -- 2.2%
  167,863   Agere Systems Inc., Class A!!.................................       386,085
    8,596   Agilent Technologies, Inc.!!..................................       251,691
   20,200   ASML Holding NV!!.............................................       345,622
   22,600   Fairchild Semiconductor Corporation, Class A!!................       369,962
                                                                             -----------
                                                                               1,353,360
                                                                             -----------
            SPECIALTY STORES -- 2.3%
   48,500   Limited Brands................................................       906,950
   17,800   Staples, Inc. ................................................       521,718
                                                                             -----------
                                                                               1,428,668
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            STEEL -- 0.7%
    6,100   Nucor Corporation(a)..........................................   $   468,236
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 3.8%
   20,700   BellSouth Corporation.........................................       542,754
   31,299   SBC Communications Inc. ......................................       759,001
   30,300   Verizon Communications Inc. ..................................     1,096,557
                                                                             -----------
                                                                               2,398,312
                                                                             -----------
            TOBACCO -- 2.4%
   30,700   Altria Group, Inc. ...........................................     1,536,534
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $54,127,796)..........................................    61,081,084
                                                                             -----------
            CONVERTIBLE PREFERRED STOCKS -- 0.4%
              (Cost $214,073)
            INSURANCE -- 0.4%
    8,200   Genworth Financial, Inc.!!....................................       234,192
                                                                             -----------
            AFFILIATED INVESTMENT COMPANIES -- 2.4%
              (Cost $1,505,462)
1,505,462   Nations Cash Reserves, Capital Class Shares#..................     1,505,462
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $55,847,331*)...............................      99.8%   62,820,738
                                                                             -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).................................       0.2%      122,508
                                                                             -----------
            NET ASSETS..........................................     100.0%  $62,943,246
                                                                             ===========

---------------

 *Federal income tax information (see Note 10).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $472,462.

(a)
  All or portion of security was on loan at June 30, 2004. The aggregate cost and market value of securities on loan at June 30, 2004, is $242,768 and $464,935, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt
LTD  --   Limited

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.4%
            ASSET-BACKED -- AUTO LOANS -- 2.9%
$  22,471   Americredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $    22,929
   52,000   AmeriCredit Automobile Receivables Trust, Series 2004-BM,
              Class A3,
              2.070% 08/06/08.............................................        50,956
   27,000   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
              1.820% 09/20/07.............................................        26,662
   65,000   BMW Vehicle Owner Trust, Series 2004-A, Class A4,
              3.320% 02/25/09.............................................        64,399
   35,119   Capital Auto Receivables Asset Trust, Series 2002-3, Class
              A2A,
              3.050% 09/15/05.............................................        35,250
    6,436   Ford Credit Auto Owner Trust, Series 2002-C, Class A4,
              3.790% 09/15/06.............................................         6,519
   22,000   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
              2.700% 06/15/07.............................................        21,946
  155,000   Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
              3.540% 11/15/08.............................................       154,614
    4,545   Honda Auto Receivables Owner Trust, Series 2002-3, Class A3,
              3.000% 05/18/06.............................................         4,566
   80,000   Honda Auto Receivables Owner Trust, Series 2004-1, Class A4,
              3.060% 10/21/09.............................................        78,697
   67,000   Household Automotive Trust, Series 2003-2, Class A3,
              2.310% 04/17/08.............................................        66,375
   27,000   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
              2.700% 12/17/07.............................................        26,781
   70,000   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
              2.270% 10/22/07.............................................        69,519
                                                                             -----------
                                                                                 629,213
                                                                             -----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.5%
   10,180   American Express Credit Account Master, Series 2003-4, Class
              A,
              1.690% 01/15/09.............................................         9,915
   53,000   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08.............................................        52,547
   34,000   Discover Card Master Trust I, Series 2001-6, Class A,
              5.750% 12/15/08.............................................        35,723
    7,645   Discover Card Master Trust I, Series 2002-4, Class A,
              1.339% 04/15/08.............................................         7,649

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- (CONTINUED)
$   1,289   MBNA Master Credit Card Trust, Series 1999-G, Class A,
              6.350% 12/15/06.............................................   $     1,292
                                                                             -----------
                                                                                 107,126
                                                                             -----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $742,997).............................................       736,339
                                                                             -----------
 SHARES
---------
            COMMON STOCKS -- 61.2%
            AEROSPACE AND DEFENSE -- 1.6%
    1,124   Boeing Company................................................        57,425
    1,911   Goodrich (BF) Corporation.....................................        61,783
      943   Northrop Grumman Corporation..................................        50,639
    1,888   United Technologies Corporation...............................       172,714
                                                                             -----------
                                                                                 342,561
                                                                             -----------
            AUTOMOTIVE -- 0.9%
    5,348   Ford Motor Company............................................        83,696
    1,680   Lear Corporation..............................................        99,103
                                                                             -----------
                                                                                 182,799
                                                                             -----------
            BEVERAGES -- 2.1%
    1,220   Anheuser-Busch Companies, Inc. ...............................        65,880
    1,897   Coca-Cola Company.............................................        95,761
    1,200   Diageo plc, ADR...............................................        65,700
    4,405   Pepsi Bottling Group, Inc. ...................................       134,528
    1,468   PepsiCo, Inc. ................................................        79,096
                                                                             -----------
                                                                                 440,965
                                                                             -----------
            BROADCASTING AND CABLE -- 1.4%
    1,064   Clear Channel Communications, Inc. ...........................        39,315
    1,366   Comcast Corporation, Class A!!................................        37,715
    1,052   Entercom Communications Corporation!!.........................        39,240
    5,272   Time Warner Inc.!!............................................        92,682
    2,675   Viacom Inc., Class B..........................................        95,550
                                                                             -----------
                                                                                 304,502
                                                                             -----------
            BUILDING MATERIALS -- 0.5%
    1,335   American Standard Companies Inc.!!............................        53,814
    1,229   Martin Marietta Materials, Inc. ..............................        54,481
                                                                             -----------
                                                                                 108,295
                                                                             -----------
            CHEMICALS -- BASIC -- 0.3%
      940   PPG Industries, Inc. .........................................        58,741
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 0.4%
    2,303   Monsanto Company..............................................        88,666
                                                                             -----------
            COMMERCIAL BANKING -- 6.3%
    8,146   Citigroup Inc. ...............................................       378,789
    1,447   City National Corporation.....................................        95,068
    1,942   Comerica Inc. ................................................       106,577
    2,490   Hibernia Corporation, Class A.................................        60,507
    2,777   J.P. Morgan Chase & Company...................................       107,664
    1,477   PNC Financial Services Group..................................        78,399

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
    7,090   US Bancorp....................................................   $   195,400
    2,868   Wachovia Corporation..........................................       127,626
    2,445   Washington Mutual, Inc. ......................................        94,475
    1,487   Zions Bancorporation..........................................        91,376
                                                                             -----------
                                                                               1,335,881
                                                                             -----------
            COMMERCIAL SERVICES -- 0.2%
    1,472   Waste Management, Inc. .......................................        45,117
                                                                             -----------
            COMPUTER SERVICES -- 1.0%
      983   Affiliated Computer Services, Inc., Class A!!.................        52,040
    1,515   Computer Sciences Corporation!!...............................        70,341
    3,829   Convergys Corporation!!.......................................        58,967
    1,377   Synopsys, Inc.!!..............................................        39,148
                                                                             -----------
                                                                                 220,496
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.4%
      953   Dell Inc.!!...................................................        34,136
    1,687   Hewlett-Packard Company.......................................        35,596
    2,038   International Business Machines Corporation...................       179,649
    1,166   Pitney Bowes Inc. ............................................        51,596
                                                                             -----------
                                                                                 300,977
                                                                             -----------
            CONGLOMERATES -- 0.5%
    3,036   Pentair, Inc. ................................................       102,131
                                                                             -----------
            CONSUMER CREDIT AND MORTGAGES -- 1.3%
    1,202   Fannie Mae....................................................        85,775
    1,297   Freddie Mac...................................................        82,100
    3,867   MBNA Corporation..............................................        99,730
                                                                             -----------
                                                                                 267,605
                                                                             -----------
            DEPARTMENT AND DISCOUNT STORES -- 1.4%
    4,185   Dollar General Corporation....................................        81,859
    4,203   Wal-Mart Stores, Inc. ........................................       221,750
                                                                             -----------
                                                                                 303,609
                                                                             -----------
            DIVERSIFIED ELECTRONICS -- 1.1%
      960   Cooper Industries, Ltd. ......................................        57,034
    3,673   Flextronics International Ltd.!!..............................        58,584
      867   Harris Corporation............................................        44,000
    4,548   Symbol Technologies, Inc. ....................................        67,038
                                                                             -----------
                                                                                 226,656
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 2.6%
      643   3M Company....................................................        57,876
   11,439   General Electric Company......................................       370,624
    2,723   Harsco Corporation............................................       127,981
                                                                             -----------
                                                                                 556,481
                                                                             -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.5%
   10,016   AES Corporation!!.............................................        99,459
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- 0.7%
    2,497   American Electric Power Company, Inc. ........................   $    79,904
    1,604   DTE Energy Company............................................        65,026
                                                                             -----------
                                                                                 144,930
                                                                             -----------
            EXPLORATION AND PRODUCTION -- 0.6%
    1,262   Anadarko Petroleum Corporation................................        73,954
    1,029   Newfield Exploration Company!!................................        57,356
                                                                             -----------
                                                                                 131,310
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 0.8%
    1,755   Affiliated Managers Group, Inc.!!.............................        88,400
    1,106   Capital One Financial Corporation.............................        75,628
                                                                             -----------
                                                                                 164,028
                                                                             -----------
            FOOD AND DRUG STORES -- 0.2%
    1,504   SUPERVALU Inc. ...............................................        46,037
                                                                             -----------
            FOOD PRODUCTS -- 0.9%
    2,692   Kellogg Company...............................................       112,660
    3,529   Tyson Foods Inc., Class A.....................................        73,933
                                                                             -----------
                                                                                 186,593
                                                                             -----------
            HEALTH SERVICES -- 1.6%
    2,370   Health Net Inc.!!.............................................        62,805
    1,569   Lincare Holdings Inc.!!.......................................        51,557
      675   Quest Diagnostics Inc. .......................................        57,341
    2,269   Triad Hospitals, Inc.!!.......................................        84,475
    1,499   UnitedHealth Group Inc. ......................................        93,313
                                                                             -----------
                                                                                 349,491
                                                                             -----------
            HOUSEHOLD PRODUCTS -- 0.9%
    2,728   Procter & Gamble Company......................................       148,513
    1,066   The Estee Lauder Companies Inc., Class A......................        51,999
                                                                             -----------
                                                                                 200,512
                                                                             -----------
            HOUSING AND FURNISHING -- 0.8%
      941   Lennar Corporation, Class A...................................        42,082
      712   Mohawk Industries Inc.!!......................................        52,211
    1,806   The Stanley Works.............................................        82,317
                                                                             -----------
                                                                                 176,610
                                                                             -----------
            INSURANCE -- 4.2%
    1,989   ACE Ltd. .....................................................        84,095
      606   Aetna Inc. ...................................................        51,510
    1,388   Ambac Financial Group, Inc. ..................................       101,935
    2,598   American International Group, Inc. ...........................       185,185
    1,191   Endurance Specialty Holdings Ltd. ............................        41,447
    1,079   Hartford Financial Services Group, Inc. ......................        74,170
    1,371   Lincoln National Corporation..................................        64,780
    1,391   Prudential Financial, Inc. ...................................        64,640
    1,691   The PMI Group, Inc. ..........................................        73,592
    1,908   The St. Paul Companies, Inc. .................................        77,350
    5,311   UnumProvident Corporation.....................................        84,445
                                                                             -----------
                                                                                 903,149
                                                                             -----------
            INTEGRATED OIL -- 4.4%
      938   Apache Corporation............................................        40,850
    2,007   ChevronTexaco Corporation.....................................       188,879

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            INTEGRATED OIL -- (CONTINUED)
    1,427   ConocoPhillips................................................   $   108,866
    8,382   Exxon Mobil Corporation.......................................       372,244
    2,966   Marathon Oil Corporation......................................       112,233
      606   Sunoco, Inc. .................................................        38,554
    1,114   Valero Energy Corporation.....................................        82,169
                                                                             -----------
                                                                                 943,795
                                                                             -----------
            INVESTMENT SERVICES -- 1.3%
      921   Goldman Sachs Group, Inc. ....................................        86,721
      985   Lehman Brothers Holdings Inc. ................................        74,121
    2,209   Merrill Lynch & Company, Inc. ................................       119,242
                                                                             -----------
                                                                                 280,084
                                                                             -----------
            LODGING AND RECREATION -- 0.7%
    1,697   Brunswick Corporation.........................................        69,238
    1,347   Harrah's Entertainment, Inc. .................................        72,872
                                                                             -----------
                                                                                 142,110
                                                                             -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.1%
    1,549   Abbott Laboratories...........................................        63,137
    4,840   Johnson & Johnson.............................................       269,588
    1,436   Medtronic, Inc. ..............................................        69,962
      850   Respironics, Inc.!!...........................................        49,938
                                                                             -----------
                                                                                 452,625
                                                                             -----------
            METALS AND MINING -- 0.6%
    1,841   Alcoa Inc. ...................................................        60,808
      767   Phelps Dodge Corporation!!....................................        59,450
                                                                             -----------
                                                                                 120,258
                                                                             -----------
            NATURAL GAS DISTRIBUTION -- 0.4%
    2,246   Sempra Energy.................................................        77,330
                                                                             -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
    8,302   Cisco Systems, Inc.!!.........................................       196,758
    5,649   Motorola, Inc. ...............................................       103,094
    7,014   Tellabs, Inc.!!...............................................        61,302
                                                                             -----------
                                                                                 361,154
                                                                             -----------
            PACKAGING AND CONTAINERS -- 0.5%
    1,621   Ball Corporation..............................................       116,793
                                                                             -----------
            PAPER AND FOREST PRODUCTS -- 0.5%
      694   Temple-Inland Inc. ...........................................        48,060
      770   Weyerhaeuser Company..........................................        48,602
                                                                             -----------
                                                                                  96,662
                                                                             -----------
            PHARMACEUTICALS -- 4.2%
      591   Allergan, Inc. ...............................................        52,906
    3,201   Amgen Inc.!!..................................................       174,679
    1,938   Bristol-Myers Squibb Company..................................        47,481
    1,063   Eli Lilly and Company.........................................        74,314
    1,486   Express Scripts, Inc.!!.......................................       117,736
      155   Hospira, Inc.!!...............................................         4,278
    1,190   Merck & Company, Inc. ........................................        56,525
   10,755   Pfizer Inc. ..................................................       368,681
                                                                             -----------
                                                                                 896,600
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 0.6%
      974   Dow Jones & Company, Inc. ....................................   $    43,927
    1,205   McGraw-Hill Companies, Inc. ..................................        92,267
                                                                             -----------
                                                                                 136,194
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
    1,467   United Parcel Service, Inc., Class B..........................       110,274
                                                                             -----------
            RESTAURANTS -- 0.4%
      907   Brinker International, Inc.!!.................................        30,947
    2,899   Darden Restaurants, Inc. .....................................        59,574
                                                                             -----------
                                                                                  90,521
                                                                             -----------
            SEMICONDUCTORS -- 3.0%
    8,911   Agere Systems Inc., Class A!!.................................        20,495
    3,910   ASML Holding NV!!.............................................        66,900
    9,256   Intel Corporation.............................................       255,466
    1,395   Intergrated Device Technology, Inc.!!.........................        19,307
    1,685   Lam Research Corporation!!....................................        45,158
    2,117   PerkinElmer, Inc. ............................................        42,425
    4,986   Texas Instruments Inc. .......................................       120,561
    2,393   Xilinx, Inc. .................................................        79,711
                                                                             -----------
                                                                                 650,023
                                                                             -----------
            SOFTWARE -- 2.1%
    1,994   Citrix Systems, Inc.!!........................................        40,598
   10,378   Microsoft Corporation.........................................       296,396
    2,558   Quest Software, Inc.!!........................................        32,998
    1,782   Symantec Corporation!!........................................        78,016
                                                                             -----------
                                                                                 448,008
                                                                             -----------
            SPECIALTY STORES -- 1.5%
    1,675   Barnes & Noble, Inc.!!........................................        56,917
    2,351   Home Depot, Inc. .............................................        82,755
    3,764   Limited Brands................................................        70,387
    2,624   Sherwin-Williams Company......................................       109,027
                                                                             -----------
                                                                                 319,086
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 1.9%
    3,097   BellSouth Corporation.........................................        81,203
    1,411   Nextel Communications, Inc., Class A!!........................        37,617
    5,022   SBC Communications Inc. ......................................       121,784
    4,782   Verizon Communications Inc. ..................................       173,061
                                                                             -----------
                                                                                 413,665
                                                                             -----------
            TOBACCO -- 0.6%
    2,558   Altria Group, Inc. ...........................................       128,028
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $11,145,046)..........................................    13,070,811
                                                                             -----------
PRINCIPAL
 AMOUNT
---------
            CORPORATE BONDS AND NOTES -- 10.1%
            AEROSPACE AND DEFENSE -- 0.1%
$   6,000   Boeing Company,
              5.125% 02/15/13.............................................         5,924

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            AEROSPACE AND DEFENSE -- (CONTINUED)
$   1,000   General Dynamics Corporation,
              4.500% 08/15/10.............................................   $       995
    4,000   Goodrich (BF) Corporation,
              7.625% 12/15/12.............................................         4,502
    9,000   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................        10,113
    5,000   Raytheon Company,
              5.375% 04/01/13.............................................         4,986
                                                                             -----------
                                                                                  26,520
                                                                             -----------
            AUTOMOTIVE -- 0.4%
   20,000   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................        19,611
   28,000   Ford Motor Company,
              7.450% 07/16/31.............................................        26,689
    1,000   Ford Motor Credit Company,
              7.375% 02/01/11.............................................         1,055
   13,000   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................        13,576
    9,000   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................         9,228
   16,000   General Motors Acceptance Corporation,
              8.000% 11/01/31.............................................        16,393
    2,000   General Motors Corporation,
              8.250% 07/15/23.............................................         2,095
                                                                             -----------
                                                                                  88,647
                                                                             -----------
            BEVERAGES -- 0.1%
    9,000   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33.............................................         8,951
   22,000   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................        21,484
                                                                             -----------
                                                                                  30,435
                                                                             -----------
            BROADCASTING AND CABLE -- 0.5%
    5,000   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................         5,249
    9,000   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................         9,838
   19,000   Liberty Media Corporation,
              3.500% 09/25/06.............................................        18,965
    5,000   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................         6,586
    6,000   The Walt Disney Company, MTN,
              5.500% 12/29/06.............................................         6,273
   10,000   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................        10,995
   11,000   Time Warner Inc.,
              9.125% 01/15/13.............................................        13,410

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  17,000   Time Warner Inc.,
              7.625% 04/15/31.............................................   $    18,395
   14,000   Viacom Inc., Class B,
              5.625% 05/01/07.............................................        14,706
                                                                             -----------
                                                                                 104,417
                                                                             -----------
            CHEMICALS -- BASIC -- 0.0%+
    4,000   The Dow Chemical Company,
              6.125% 02/01/11.............................................         4,232
    5,000   The Dow Chemical Company,
              7.375% 11/01/29.............................................         5,440
                                                                             -----------
                                                                                   9,672
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 0.1%
    6,000   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................         5,959
    3,000   Eastman Chemical Company,
              3.250% 06/15/08.............................................         2,871
    7,000   Eastman Chemical Company,
              6.300% 11/15/18.............................................         7,065
    1,000   Monsanto Company,
              4.000% 05/15/08.............................................           989
    3,000   Praxair, Inc.,
              4.750% 07/15/07.............................................         3,086
    7,000   Praxair, Inc.,
              6.500% 03/01/08.............................................         7,628
                                                                             -----------
                                                                                  27,598
                                                                             -----------
            COMMERCIAL BANKING -- 1.7%
   15,000   AmSouth Bank N.A.,
              4.850% 04/01/13.............................................        14,466
   33,000   Bank One Corporation,
              6.000% 08/01/08.............................................        35,158
   32,000   Citigroup Inc.,
              7.250% 10/01/10.............................................        36,039
    8,000   Citigroup Inc.,
              6.000% 02/21/12.............................................         8,482
    5,000   City National Corporation,
              5.125% 02/15/13.............................................         4,855
   19,000   First Union National Bank,
              5.800% 12/01/08.............................................        20,105
   11,000   Golden West Financial Corporation,
              4.750% 10/01/12.............................................        10,676
   18,000   J.P. Morgan Chase & Company,
              7.250% 06/01/07.............................................        19,761
    8,000   Key Bank N.A.,
              7.000% 02/01/11.............................................         8,795
    4,000   Mellon Funding Corporation,
              4.875% 06/15/07.............................................         4,147
   12,000   Mellon Funding Corporation,
              6.700% 03/01/08.............................................        13,234
   19,000   National City Bank,
              4.625% 05/01/13.............................................        17,883
    5,000   PNC Funding Corporation,
              7.000% 09/01/04.............................................         5,040
   12,000   PNC Funding Corporation,
              5.750% 08/01/06.............................................        12,611

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
$  11,000   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................   $    11,601
    9,000   Regions Financial Corporation,
              7.750% 09/15/24.............................................        10,577
    4,000   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................         3,850
   12,000   The Bank of New York, Inc., MTN, Series E,
              3.900% 09/01/07.............................................        12,111
   20,000   Union Planters Corporation,
              4.375% 12/01/10.............................................        19,372
   14,000   US Bank N.A., Minnesota,
              2.850% 11/15/06.............................................        13,979
   19,000   US Bank N.A., Minnesota,
              6.375% 08/01/11.............................................        20,525
    5,000   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................         4,965
   20,000   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................        20,923
   21,000   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................        19,153
                                                                             -----------
                                                                                 348,308
                                                                             -----------
            COMMERCIAL SERVICES -- 0.1%
   10,000   Waste Management, Inc.,
              7.375% 08/01/10.............................................        11,235
                                                                             -----------
            COMPUTER SERVICES -- 0.0%+
    6,000   Sungard Data Systems Inc.,
              4.875% 01/15/14.............................................         5,695
                                                                             -----------
            COMPUTERS AND OFFICE
              EQUIPMENT -- 0.3%
   18,000   Hewlett-Packard Company,
              5.750% 12/15/06.............................................        18,973
   33,000   International Business Machines Corporation,
              4.875% 10/01/06.............................................        34,232
   19,000   International Business Machines Corporation,
              5.875% 11/29/32 (a).........................................        18,500
                                                                             -----------
                                                                                  71,705
                                                                             -----------
            CONGLOMERATES -- 0.0%+
    7,000   General Electric Company,
              5.000% 02/01/13.............................................         6,889
                                                                             -----------
            CONSTRUCTION -- 0.0%+
   11,000   Toll Brothers Inc.,
              4.950% 03/15/14.............................................        10,175
                                                                             -----------
            CONSUMER CREDIT AND
              MORTGAGES -- 0.4%
   18,000   American Express Company,
              5.500% 09/12/06.............................................        18,844

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            CONSUMER CREDIT AND MORTGAGES -- (CONTINUED)
$   3,000   American Express Company,
              3.750% 11/20/07.............................................   $     2,991
   13,000   American Express Company,
              4.750% 06/17/09.............................................        13,180
    5,000   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08.............................................         4,725
    9,000   Capital One Bank,
              5.000% 06/15/09.............................................         9,026
   36,000   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................        37,517
                                                                             -----------
                                                                                  86,283
                                                                             -----------
            DEPARTMENT AND DISCOUNT
              STORES -- 0.2%
    3,000   Target Corporation,
              3.375% 03/01/08.............................................         2,951
   11,000   Target Corporation,
              5.400% 10/01/08.............................................        11,527
    9,000   Target Corporation,
              5.375% 06/15/09.............................................         9,381
   10,000   Target Corporation,
              5.875% 03/01/12.............................................        10,571
    5,000   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................         5,234
    8,000   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................         7,707
                                                                             -----------
                                                                                  47,371
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 0.0%+
    6,000   Fortune Brands, Inc.,
              2.875% 12/01/06.............................................         5,937
                                                                             -----------
            ELECTRIC POWER --
              NON NUCLEAR -- 0.6%
    4,000   Appalachian Power Company, Series G,
              3.600% 05/15/08.............................................         3,900
   10,000   Cinergy Corporation,
              6.250% 09/01/04.............................................        10,067
    7,000   Consolidated Edison Company of New York,
              4.700% 06/15/09.............................................         7,092
    9,000   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05.............................................         9,484
    3,000   Dominion Resources, Inc.,
              5.000% 03/15/13.............................................         2,866
    1,000   New York State Electric & Gas,
              5.750% 05/01/23.............................................           931
    2,000   Ohio Edison Company,
              4.000% 05/01/08.............................................         1,956
    4,000   Pacific Gas and Electric Company,
              4.200% 03/01/11.............................................         3,809
    5,000   Pacific Gas and Electric Company,
              6.050% 03/01/34.............................................         4,703

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$  12,000   Pepco Holdings, Inc.,
              3.750% 02/15/06.............................................   $    12,058
   27,000   Progress Energy, Inc.,
              6.050% 04/15/07.............................................        28,465
    3,000   PSE&G Power LLC,
              5.500% 12/01/15.............................................         2,866
    5,000   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................         4,939
   23,000   TXU Energy Company,
              7.000% 03/15/13.............................................        25,046
                                                                             -----------
                                                                                 118,182
                                                                             -----------
            ELECTRIC POWER -- NUCLEAR -- 0.4%
   13,000   American Electric Power Company, Inc.,
              5.250% 06/01/15.............................................        12,471
   12,000   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13.............................................        13,427
    3,000   Duquesne Light Company,
              6.700% 04/15/12.............................................         3,275
    1,000   Energy East Corporation,
              6.750% 06/15/12.............................................         1,075
    8,000   FirstEnergy Corporation, Series B,
              6.450% 11/15/11.............................................         8,294
    5,000   FirstEnergy Corporation, Series C,
              7.375% 11/15/31.............................................         5,211
   16,000   MidAmerican Energy Holdings,
              5.000% 02/15/14.............................................        15,026
    6,000   Southern California Edison Company,
              5.000% 01/15/14.............................................         5,837
    4,000   Southern California Edison Company,
              6.000% 01/15/34.............................................         3,833
    9,000   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................         9,486
    4,000   Southern Power Company, Series B,
              6.250% 07/15/12.............................................         4,201
    7,000   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................         7,297
                                                                             -----------
                                                                                  89,433
                                                                             -----------
            EXPLORATION AND PRODUCTION -- 0.2%
   24,000   Devon Energy Corporation,
              7.950% 04/15/32.............................................        27,722
   22,000   XTO Energy, Inc.,
              7.500% 04/15/12.............................................        24,824
                                                                             -----------
                                                                                  52,546
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 0.8%
   13,000   Associates Corporation of North America,
              6.950% 11/01/18.............................................        14,376
    7,000   CIT Group Inc.,
              7.375% 04/02/07.............................................         7,658

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$   2,000   General Electric Capital Corporation, MTN, Series A,
              5.875% 02/15/12.............................................   $     2,098
   34,000   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32.............................................        36,550
   12,000   Household Finance Corporation,
              7.200% 07/15/06.............................................        12,901
   11,000   Household Finance Corporation,
              5.875% 02/01/09.............................................        11,612
    6,000   Household Finance Corporation,
              6.375% 11/27/12.............................................         6,362
    4,000   Household Finance Corporation,
              7.350% 11/27/32.............................................         4,517
    4,000   International Lease Finance Corporation,
              4.500% 05/01/08.............................................         4,066
   24,000   International Lease Finance Corporation,
              3.500% 04/01/09.............................................        22,821
    8,000   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................         7,842
   11,000   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................        11,610
    6,000   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................         7,406
                                                                             -----------
                                                                                 149,819
                                                                             -----------
            FOOD AND DRUG STORES -- 0.1%
    3,000   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................         3,095
   15,000   Fred Meyer, Inc.,
              7.450% 03/01/08.............................................        16,645
    3,000   The Kroger Company,
              6.800% 04/01/11.............................................         3,269
    3,000   The Kroger Company,
              6.750% 04/15/12.............................................         3,250
                                                                             -----------
                                                                                  26,259
                                                                             -----------
            HEALTH SERVICES -- 0.1%
    2,000   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................         2,206
   18,000   Wellpoint Health Networks Inc.,
              6.375% 06/15/06.............................................        19,084
    8,000   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................         8,562
                                                                             -----------
                                                                                  29,852
                                                                             -----------
            HEAVY MACHINERY -- 0.3%
   12,000   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................        12,617
   20,000   Caterpillar Financial Services Corporation,
              4.500% 06/15/09.............................................        20,087

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            HEAVY MACHINERY -- (CONTINUED)
$   9,000   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06.............................................   $     8,822
   12,000   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05.............................................        12,045
                                                                             -----------
                                                                                  53,571
                                                                             -----------
            HOUSEHOLD PRODUCTS -- 0.0%+
    4,000   Procter & Gamble Company,
              4.750% 06/15/07.............................................         4,145
                                                                             -----------
            INSURANCE -- 0.4%
    3,000   Hartford Life, Inc.,
              7.375% 03/01/31.............................................         3,439
    3,000   Marsh & McLennan Companies, Inc.,
              5.875% 08/01/33.............................................         2,823
    6,000   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................         5,652
    6,000   MetLife, Inc.,
              5.375% 12/15/12.............................................         6,051
    4,000   MetLife, Inc.,
              6.500% 12/15/32.............................................         4,097
    2,000   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................         2,079
   17,000   Principal Life Global,
              6.250% 02/15/12@............................................        18,157
    4,000   Progressive Corporation,
              6.250% 12/01/32.............................................         3,989
    2,000   Prudential Financial, Inc., MTN, Series B,
              4.500% 07/15/13.............................................         1,856
   21,000   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................        22,900
    3,000   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................         2,951
    3,000   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13.............................................         2,838
    4,000   Unitrin Inc.,
              4.875% 11/01/10.............................................         3,970
                                                                             -----------
                                                                                  80,802
                                                                             -----------
            INTEGRATED OIL -- 0.2%
   10,000   Conoco Funding Company,
              5.450% 10/15/06.............................................        10,467
   17,000   Conoco Funding Company,
              6.350% 10/15/11.............................................        18,498
   15,000   USX Corporation,
              6.650% 02/01/06.............................................        15,851
                                                                             -----------
                                                                                  44,816
                                                                             -----------
            INVESTMENT SERVICES -- 1.3%
    9,000   Bear Stearns Companies Inc.,
              5.700% 01/15/07.............................................         9,467

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$  24,000   Bear Stearns Companies Inc.,
              4.500% 10/28/10.............................................   $    23,529
    7,000   Citigroup Global Markets Holdings Inc.,
              6.500% 02/15/08.............................................         7,597
    6,000   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................         6,309
   11,000   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................        11,578
    5,000   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................         5,015
   57,000   Goldman Sachs Group, Inc.,
              5.700% 09/01/12.............................................        57,820
   25,000   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08.............................................        24,950
   11,000   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08.............................................        12,055
    6,000   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................         6,970
   12,000   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................        12,756
    9,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................         8,905
    6,000   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................         5,907
   60,000   Morgan Stanley,
              5.300% 03/01/13.............................................        59,042
                                                                             -----------
                                                                                 251,900
                                                                             -----------
            MEDICAL DEVICES AND
              SUPPLIES -- 0.0%+
    5,000   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................         5,151
                                                                             -----------
            METALS AND MINING -- 0.1%
   12,000   Alcoa Inc.,
              7.375% 08/01/10.............................................        13,624
    7,000   Exelon Generation Company LLC
              5.350% 01/15/14.............................................         6,788
                                                                             -----------
                                                                                  20,412
                                                                             -----------
            NATURAL GAS DISTRIBUTION -- 0.1%
    9,000   NiSource Finance Corporation,
              5.400% 07/15/14.............................................         8,747
    4,000   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................         3,917
                                                                             -----------
                                                                                  12,664
                                                                             -----------
            NATURAL GAS PIPELINES -- 0.3%
    9,000   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................         9,366
   15,000   Duke Capital LLC,
              4.370% 03/01/09(a)..........................................        14,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            NATURAL GAS PIPELINES -- (CONTINUED)
$  18,000   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................   $    18,500
   10,000   Teppco Partners, LP,
              7.625% 02/15/12.............................................        11,174
                                                                             -----------
                                                                                  53,615
                                                                             -----------
            OIL REFINING AND
              MARKETING -- 0.0%+
    8,000   Valero Energy Corporation,
              6.875% 04/15/12.............................................         8,699
                                                                             -----------
            PAPER AND FOREST PRODUCTS -- 0.2%
    6,000   Champion International Corporation,
              7.350% 11/01/25.............................................         6,396
    8,000   International Paper Company,
              4.250% 01/15/09.............................................         7,864
    5,000   International Paper Company,
              5.850%** 10/30/12...........................................         5,078
    5,000   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................         5,364
   12,000   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................        13,608
                                                                             -----------
                                                                                  38,310
                                                                             -----------
            PUBLISHING AND ADVERTISING -- 0.1%
    5,000   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................         5,622
    3,000   News America Holdings Inc.,
              9.250% 02/01/13.............................................         3,764
    7,000   News America Holdings Inc.,
              8.150% 10/17/36.............................................         8,387
    9,000   News America Inc.,
              6.550% 03/15/33.............................................         9,104
    2,000   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................         1,905
                                                                             -----------
                                                                                  28,782
                                                                             -----------
            RAILROADS, TRUCKING AND
              SHIPPING -- 0.1%
   15,000   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................        16,495
                                                                             -----------
            REAL ESTATE -- 0.1%
    9,000   EOP Operating LP,
              7.000% 07/15/11.............................................         9,809
   16,000   EOP Operating LP,
              4.750% 03/15/14.............................................        14,742
    1,000   ERP Operating LP,
              5.200% 04/01/13.............................................           977
                                                                             -----------
                                                                                  25,528
                                                                             -----------

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
$  16,000   Camden Property Trust,
              5.375% 12/15/13.............................................   $    15,431
    4,000   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................         4,288
   17,000   Simon Property Group, LP
              3.750% 01/30/09.............................................        16,320
                                                                             -----------
                                                                                  36,039
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 0.6%
    1,000   AT&T Corporation,
              8.050% 11/15/11.............................................         1,027
    1,000   AT&T Corporation,
              8.750% 11/15/31.............................................           976
    3,000   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................         3,468
    3,000   AT&T Wireless Services Inc.,
              8.750% 03/01/31.............................................         3,658
   12,000   BellSouth Corporation,
              5.000% 10/15/06.............................................        12,430
    2,000   BellSouth Corporation,
              6.000% 10/15/11.............................................         2,102
    3,000   BellSouth Telecommunications Inc.,
              6.375% 06/01/28.............................................         2,967
   23,000   SBC Communications Inc.,
              5.750% 05/02/06.............................................        24,067
    3,000   Sprint Capital Corporation,
              6.125% 11/15/08.............................................         3,153
   19,000   Sprint Capital Corporation,
              8.375% 03/15/12.............................................        21,837
   13,000   Sprint Capital Corporation,
              8.750% 03/15/32.............................................        15,149
    3,000   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................         3,370
   20,000   Verizon New England Inc.,
              6.500% 09/15/11.............................................        21,311
   19,000   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11.............................................        19,276
                                                                             -----------
                                                                                 134,791
                                                                             -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $2,175,553)...........................................     2,162,698
                                                                             -----------
            FOREIGN BONDS AND NOTES -- 1.0%
            BROADCASTING AND CABLE -- 0.0%+
    1,000   Rogers Cable Inc.,
              6.250% 06/15/13.............................................           941
                                                                             -----------
            BUILDING MATERIALS -- 0.0%+
    5,000   Hanson Overseas BV,
              6.750% 09/15/05.............................................         5,227
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 0.0%+
    2,000   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................         1,916
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- 0.0%+
$  10,000   Scotland International Finance,
              4.250% 05/23/13@............................................   $     9,219
                                                                             -----------
            ELECTRIC POWER --
              NON NUCLEAR -- 0.0%+
    5,000   Transalta Corporation,
              5.750% 12/15/13.............................................         4,951
                                                                             -----------
            FOOD PRODUCTS -- 0.0%+
    1,000   Unilever Capital Corporation,
              6.875% 11/01/05.............................................         1,054
                                                                             -----------
            INTEGRATED OIL -- 0.2%
   12,000   BP Capital Markets,
              2.750% 12/29/06.............................................        11,847
    6,000   Pemex Project Funding Master Trust,
              7.375% 12/15/14.............................................         6,120
   19,000   Pemex Project Funding Master Trust,
              8.625%** 02/01/22...........................................        19,760
    3,000   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................         2,900
                                                                             -----------
                                                                                  40,627
                                                                             -----------
            METALS AND MINING -- 0.1%
    4,000   Alcan Inc.,
              6.450% 03/15/11.............................................         4,326
    4,000   Alcan Inc.,
              7.250% 03/15/31.............................................         4,454
    4,000   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................         3,889
    6,000   Codelco Inc.,
              5.500% 10/15/13@............................................         5,957
    3,000   Placer Dome Inc.,
              6.450% 10/15/35.............................................         2,947
    4,000   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................         3,752
                                                                             -----------
                                                                                  25,325
                                                                             -----------
            PUBLISHING AND ADVERTISING -- 0.0%+
    9,000   Thomson Corporation,
              5.250% 08/15/13.............................................         8,944
                                                                             -----------
            RAILROADS, TRUCKING AND
              SHIPPING -- 0.1%
   10,000   Canadian National Railway Company,
              6.900% 07/15/28.............................................        10,824
                                                                             -----------
            TELECOMMUNICATIONS
              SERVICES -- 0.6%
    4,000   British Telecommunications, plc,
              8.375%** 12/15/10...........................................         4,671
    2,000   British Telecommunications, plc,
              8.875%** 12/15/30...........................................         2,467

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  21,000   Deutsche Telekom International Finance BV,
              5.250% 07/22/13.............................................   $    20,444
   12,000   Deutsche Telekom International Finance BV,
              8.750% 06/15/30.............................................        14,606
    1,000   France Telecom SA,
              8.750%** 03/01/11...........................................         1,159
   10,000   France Telecom SA,
              9.500%** 03/01/31...........................................        12,550
   16,000   Telefonos de Mexico, SA,
              4.500% 11/19/08.............................................        15,532
   25,000   Telus Corporation,
              7.500% 06/01/07.............................................        27,228
                                                                             -----------
                                                                                  98,657
                                                                             -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $213,206).............................................       207,685
                                                                             -----------
            MORTGAGE-BACKED SECURITIES -- 13.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.7%
   32,000   Bear Stearns Commercial Mortgage Securities, Series 2003-T12,
              Class A4,
              4.680% 08/13/39.............................................        30,700
      796   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29.............................................           795
   73,000   Morgan Stanley Capital, Series 2003-IQ6, Class A4,
              4.970% 12/15/41.............................................        71,060
   39,110   PNC Mortgage Acceptance Corporation, Series 2001-C1, Class A1,
              5.910% 03/12/34.............................................        41,069
                                                                             -----------
                                                                                 143,624
                                                                             -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.3%
   54,283     6.500% 11/01/32.............................................        56,619
                                                                             -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 10.9%
  733,000     5.000% 03/01/18.............................................       733,688
    6,342     6.500% 12/01/31.............................................         6,614
   12,806     6.500% 05/01/33.............................................        13,355
  580,000     5.000% 05/10/34.............................................       560,063
  406,000     5.500% 05/10/34.............................................       403,970
  605,000     6.500% 06/08/34.............................................       629,767
                                                                             -----------
                                                                               2,347,457
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.3%
$   5,493     7.000% 06/15/32.............................................   $     5,837
  274,000     5.500% 12/16/33.............................................       273,486
                                                                             -----------
                                                                                 279,323
                                                                             -----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $2,796,571)...........................................     2,827,023
                                                                             -----------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 0.9%
   16,000   Hellenic Republic,
              6.950% 03/04/08.............................................        17,615
   24,000   Quebec (Province of),
              7.500% 09/15/29.............................................        29,023
   15,000   Region of Lombardy,
              5.804% 10/25/32.............................................        14,692
    4,000   Republic of Chile,
              5.500% 01/15/13.............................................         4,010
   11,000   Republic of Italy,
              2.750% 12/15/06.............................................        10,840
   39,000   Republic of Italy,
              3.750% 12/14/07.............................................        39,033
   16,000   Republic of Poland,
              5.250% 01/15/14.............................................        15,600
   11,000   Republic of South Africa,
              6.500% 06/02/14.............................................        11,110
   26,000   United Mexican States,
              8.375% 01/14/11.............................................        29,380
    9,000   United Mexican States,
              6.375% 01/16/13.............................................         8,982
   23,000   United Mexican States,
              7.500% 04/08/33.............................................        22,264
                                                                             -----------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $205,869).............................................       202,549
                                                                             -----------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 1.8%
            FEDERAL FARM CREDIT BANK
              (FFCB) -- 0.2%
   35,000     2.375% 10/01/04.............................................        35,082
   15,000     2.500% 03/15/06.............................................        14,923
                                                                             -----------
                                                                                  50,005
                                                                             -----------
            FEDERAL HOME LOAN BANK
              (FHLB) -- 0.1%
   25,000     5.800% 09/02/08.............................................        26,700
                                                                             -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.6%
   28,000     3.875% 02/15/05.............................................        28,352
   50,000     3.625% 09/15/08.............................................        49,290

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
$  19,000     6.625% 09/15/09.............................................   $    20,996
   20,000     6.750% 03/15/31.............................................        22,327
                                                                             -----------
                                                                                 120,965
                                                                             -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.9%
   13,000     2.875% 10/15/05.............................................        13,067
   85,000     5.250% 01/15/09.............................................        89,036
  100,000     4.375% 09/15/12.............................................        95,989
                                                                             -----------
                                                                                 198,092
                                                                             -----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $397,670).............................................       395,762
                                                                             -----------
            U.S. TREASURY OBLIGATIONS -- 6.4%
            U.S. TREASURY BONDS -- 0.6%
  105,000     6.250% 08/15/23.............................................       116,271
   10,000     6.875% 08/15/25.............................................        11,892
   10,000     5.375% 02/15/31.............................................        10,086
                                                                             -----------
                                                                                 138,249
                                                                             -----------
            U.S. TREASURY NOTES -- 5.0%
  200,000     1.500% 02/28/05.............................................       199,602
   50,000     1.625% 03/31/05.............................................        49,902
   50,000     2.000% 05/15/06.............................................        49,408
   50,000     3.125% 05/15/07.............................................        50,000
   60,000     3.250% 08/15/07.............................................        60,054
  140,000     3.250% 01/15/09.............................................       137,309
   60,000     3.125% 04/15/09.............................................        58,296
  200,000     3.875% 05/15/09.............................................       200,672
   50,000     4.000% 06/15/09.............................................        50,428
   50,000     4.000% 02/15/14.............................................        47,652
  170,000     4.750% 05/15/14.............................................       171,773
                                                                             -----------
                                                                               1,075,096
                                                                             -----------
            U.S. TREASURY STRIPS -- 0.8%
  210,000   Interest only,
              5.720%*** 05/15/23..........................................        72,441
   60,000   Principal only,
              1.950%*** 05/15/05..........................................        58,993
   83,000   Principal only,
              5.630%*** 11/15/21..........................................        31,636
                                                                             -----------
                                                                                 163,070
                                                                             -----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $1,377,840)...........................................     1,376,415
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT
              COMPANIES -- 13.8%
              (Cost $2,957,963)
2,957,963   Nations Cash Reserves, Capital Class Shares#..................   $ 2,957,963
                                                                             -----------
            NON-AFFILIATED INVESTMENT COMPANIES -- 0.7%
              (Cost $142,941)
    2,338   iShares Russell 1000 Index Fund...............................       142,899
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $22,155,656*)...............................     112.5%   24,080,144
                                                                             -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............     (12.5)%  (2,671,208)
                                                                             -----------
            NET ASSETS..........................................     100.0%  $21,408,936
                                                                             ===========

---------------

 * Federal income tax information (see Note 10).

 **Variable rate note. The interest rate shown reflects the rate in effect at June 30, 2004.

***Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2004.

 !!Non-income producing security.

 @ Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $33,963.

(a)All or portion of security was on loan at June 30, 2004. The aggregate cost and market value of securities on loan at June 30, 2004, is $35,167 and $33,074, respectively.

ABBREVIATIONS:

ADR  -    American Depository Receipt
LTD  -    Limited
MTN  -    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS                          JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             ASSET BACKED SECURITIES -- 0.5%
             ASSET-BACKED -- OTHER -- 0.5%
             (Cost $420,906)
$  419,810   Gilroy Asset Receivable Loan (Credit Suisse First Boston),
               10.000% 09/30/14(f)(g)......................................   $   419,810
                                                                              -----------
  SHARES
----------
             COMMON STOCKS -- 2.1%
             AUTOMOTIVE -- 0.3%
    28,100   Goodyear Tire & Rubber Company++(a)...........................       255,429
                                                                              -----------
             BROADCASTING AND CABLE -- 0.7%
     3,400   Comcast Corporation, Class A++................................        95,302
    58,601   UnitedGlobalCom, Inc.++.......................................       425,443
                                                                              -----------
                                                                                  520,745
                                                                              -----------
             CHEMICALS -- BASIC -- 0.0%+
        23   General Chemical Industrial Products Inc.++(e)(f).............         3,183
                                                                              -----------
             HEALTH SERVICES -- 0.1%
        56   Fountain View Inc.++(e)(f)....................................             1
    28,658   QuadraMed Corporation++(f)....................................        85,400
                                                                              -----------
                                                                                   85,401
                                                                              -----------
             METALS AND MINING -- 0.3%
    25,603   ACP Holding Company++(f)......................................        28,803
    16,116   Thermadyne Holdings Corporation++(f)..........................       226,027
                                                                              -----------
                                                                                  254,830
                                                                              -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.0%+
     1,381   Marconi Corporation plc, ADR++................................        34,007
                                                                              -----------
             OILFIELD SERVICES -- 0.1%
     2,453   Petroleum Geo-Services ASA, ADR++.............................       100,328
                                                                              -----------
             PACKAGING AND CONTAINERS -- 0.2%
    10,305   Owens-Illinois, Inc.++........................................       172,712
                                                                              -----------
             PAPER AND FOREST PRODUCTS -- 0.1%
     8,000   Abitibi-Consolidated Inc. ....................................        55,040
                                                                              -----------
             STEEL -- 0.0%+
     1,001   Algoma Steel Inc.++(j)........................................         8,213
                                                                              -----------


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 0.3%
       995   Call-Net Enterprises, Inc., Class B++(f)......................   $     2,836
     5,619   Globix Corporation++(f).......................................        16,295
     5,723   Minorplanet Systems USA, Inc.++(f)............................         2,518
    31,905   Neon Communications, Inc.++(e)(f).............................        39,881
     3,576   NII Holdings Inc., Class B++(f)...............................       120,476
    28,260   US Unwired Inc.++.............................................        83,367
                                                                              -----------
                                                                                  265,373
                                                                              -----------
             TOTAL COMMON STOCKS
               (Cost $1,480,640)...........................................     1,755,261
                                                                              -----------
PRINCIPAL
  AMOUNT
----------
             CONVERTIBLE BONDS AND NOTES -- 3.3%
             AIRLINES -- 0.1%
$  155,000   Delta Air Lines, Inc.,
               8.000% 06/03/23@............................................        87,769
                                                                              -----------
             COMPUTER SERVICES -- 0.1%
    90,000   Electronic Data Systems Corporation,
               3.875% 07/15/23(a)..........................................        86,400
                                                                              -----------
             FINANCE -- MISCELLANEOUS -- 0.2%
   200,000   Providian Financial Corporation,
               3.250% 08/15/05.............................................       195,750
                                                                              -----------
             HEALTH SERVICES -- 1.0%
   590,000   Laboratory Corporation,
               1.050%*** 09/11/21..........................................       424,799
    85,000   Lincare Holdings Inc.,
               3.000% 06/15/33@............................................        83,831
   170,000   Lincare Holdings Inc.,
               3.000% 06/15/33.............................................       167,663
   140,000   Province Healthcare Company,
               4.250% 10/10/08.............................................       142,450
                                                                              -----------
                                                                                  818,743
                                                                              -----------
             INSURANCE -- 0.1%
    55,000   Loews Corporation,
               3.125% 09/15/07.............................................        52,594
                                                                              -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.6%
   425,000   CIENA Corporation,
               3.750% 02/01/08.............................................       373,469
   170,000   Riverstone Networks, Inc.,
               3.750% 12/01/06@(b).........................................       155,550
                                                                              -----------
                                                                                  529,019
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             OILFIELD SERVICES -- 0.1%
$   90,000   Parker Drilling Company,
               5.500% 08/01/04.............................................   $    89,550
                                                                              -----------
             SEMICONDUCTORS -- 1.0%
   410,000   Atmel Corporation,
               6.350%*** 05/23/21..........................................       178,350
   705,000   LSI Logic Corporation,
               4.000% 11/01/06.............................................       689,137
                                                                              -----------
                                                                                  867,487
                                                                              -----------
             TELECOMMUNICATIONS SERVICES -- 0.1%
   296,350   At Home Corporation, Series A,
               4.750% 12/15/06(b)..........................................        38,526
    25,000   PTEK Holdings, Inc.,
               5.750% 07/01/04.............................................        25,000
                                                                              -----------
                                                                                   63,526
                                                                              -----------
             TOTAL CONVERTIBLE BONDS AND NOTES
               (Cost $2,765,814)...........................................     2,790,838
                                                                              -----------
             CORPORATE BONDS AND NOTES -- 67.9%
             AEROSPACE AND DEFENSE -- 1.1%
   105,000   BE Aerospace, Inc.,
               8.500% 10/01/10.............................................       110,513
   120,000   BE Aerospace, Inc., Series B,
               8.000% 03/01/08(a)..........................................       111,600
   210,000   BE Aerospace, Inc., Series B,
               8.875% 05/01/11(a)..........................................       195,300
   195,000   K & F Industries, Inc., Series B,
               9.625% 12/15/10.............................................       213,768
   185,000   Sequa Corporation, Class A,
               9.000% 08/01/09.............................................       196,563
   110,000   Sequa Corporation, Series B,
               8.875% 04/01/08.............................................       115,775
                                                                              -----------
                                                                                  943,519
                                                                              -----------
             AIRLINES -- 2.1%
    51,886   American Airlines, Inc., Series 2001-1,
               7.377% 05/23/19.............................................        37,093
   435,000   Continental Airlines, Inc., Series A,
               7.875% 07/02/18.............................................       408,757
   280,000   Delta Air Lines, Inc.,
               7.700% 12/15/05(a)..........................................       187,600
   135,000   Delta Air Lines, Inc.,
               10.000% 08/15/08@(a)........................................        74,925
   320,000   Delta Air Lines, Inc.,
               10.375% 02/01/11(a).........................................       171,200
   150,000   Delta Air Lines, Inc.,
               10.375% 12/15/22............................................        67,500
   440,000   Delta Air Lines, Inc.,
               8.300% 12/15/29.............................................       182,600

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             AIRLINES -- (CONTINUED)
$  170,000   Northwest Airlines Inc.,
               8.875% 06/01/06(a)..........................................   $   144,500
   165,000   Northwest Airlines Inc.,
               9.875% 03/15/07(a)..........................................       130,350
   470,000   Northwest Airlines Inc.,
               10.000% 02/01/09(a).........................................       352,500
                                                                              -----------
                                                                                1,757,025
                                                                              -----------
             AUTOMOTIVE -- 4.1%
   295,000   Amsted Industries Inc.,
               10.250% 10/15/11@...........................................       320,075
    70,000   ArvinMeritor, Inc.,
               6.625% 06/15/07.............................................        71,575
   245,000   ArvinMeritor, Inc.,
               8.750% 03/01/12.............................................       265,825
   280,000   Dana Corporation,
               9.000% 08/15/11(a)..........................................       327,600
   105,000   Goodyear Tire & Rubber Company,
               6.375% 06/06/05.............................................       129,026
    55,000   Goodyear Tire & Rubber Company,
               8.500% 03/15/07(a)..........................................        55,963
    90,000   Goodyear Tire & Rubber Company,
               6.375% 03/15/08.............................................        84,600
   950,000   Goodyear Tire & Rubber Company,
               11.000% 03/01/11@...........................................     1,047,374
   335,000   Goodyear Tire & Rubber Company,
               7.857% 08/15/11(a)..........................................       305,688
   570,000   Mark IV Industries, Inc.,
               7.500% 09/01/07.............................................       532,237
   120,000   Tenneco Automotive Inc., Series B,
               10.250% 07/15/13............................................       135,600
   170,000   Titan International, Inc.,
               8.750% 04/01/07(a)..........................................       163,200
                                                                              -----------
                                                                                3,438,763
                                                                              -----------
             BROADCASTING AND CABLE -- 2.6%
   235,000   Adelphia Communications Corporation, Class A,
               10.250% 11/01/06(a)(b)......................................       232,650
   170,000   Adelphia Communications Corporation, Class A,
               9.375% 11/15/09(b)..........................................       172,125
   335,000   Adelphia Communications Corporation, Class A,
               10.250% 06/15/11(a)(b)......................................       343,374
    15,000   Adelphia Communications Corporation, Series B,
               9.250% 10/01/04(b)..........................................        14,663
    70,000   Frontiervision Operating Partners LP,
               11.000% 10/15/06(b).........................................        85,400
   215,000   Frontiervision Operating Partners LP,
               11.875% 09/15/07(b).........................................       266,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             BROADCASTING AND CABLE -- (CONTINUED)
$   45,000   Frontiervision Operating Partners LP, Series B,
               11.875% 09/15/07(b).........................................   $    55,800
    50,000   LIN Television Corporation,
               8.000% 01/15/08.............................................        53,188
   390,000   Paxson Communications Corporation,
               (0.000)% due 01/15/09
               12.250% beginning 01/15/06..................................       339,300
   315,000   Radio One, Inc., Series B,
               8.875% 07/01/11.............................................       343,743
   155,000   Spanish Broadcasting System, Inc.,
               9.625% 11/01/09.............................................       163,525
   115,000   Young Broadcasting Inc.,
               8.500% 12/15/08@............................................       121,038
                                                                              -----------
                                                                                2,191,406
                                                                              -----------
             BUILDING MATERIALS -- 0.4%
   335,000   MMI Products, Inc., Series B,
               11.250% 04/15/07............................................       323,275
                                                                              -----------
             CHEMICALS -- BASIC -- 1.8%
   295,000   Equistar Chemicals, LP,
               7.550% 02/15/26.............................................       247,800
   115,000   Lyondell Chemical Company,
               9.500% 12/15/08(a)..........................................       119,888
   410,000   Lyondell Chemical Company,
               10.500% 06/01/13............................................       443,824
   125,000   Millennium America Inc.,
               7.000% 11/15/06.............................................       128,438
   205,000   Millennium America Inc.,
               7.625% 11/15/26.............................................       175,275
   350,000   Terra Capital Inc.,
               12.875% 10/15/08............................................       416,500
                                                                              -----------
                                                                                1,531,725
                                                                              -----------
             CHEMICALS -- SPECIALTY -- 0.9%
   250,000   Equistar Chemicals, LP,
               10.625% 05/01/11............................................       277,500
   150,000   FMC Corporation,
               10.250% 11/01/09............................................       172,500
   165,000   Foamex LP,
               10.750% 04/01/09(a).........................................       163,350
   175,000   Sovereign Specialty Chemicals, Inc.,
               11.875% 03/15/10............................................       180,250
                                                                              -----------
                                                                                  793,600
                                                                              -----------
             COMMERCIAL SERVICES -- 3.7%
   480,000   Chemed Corporation,
               8.750% 02/24/11@............................................       480,000
   210,000   Dollar Financial Group Inc.,
               9.750% 11/15/11@............................................       219,450
   130,000   Dollar Financial Group Inc.,
               9.750% 11/15/11.............................................       135,850
    55,000   Great Lakes Dredge & Dock Company,
               7.750% 12/15/13@............................................        46,475
   205,000   Interline Brands Inc.,
               11.500% 05/15/11............................................       226,525

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES -- (CONTINUED)
$  360,000   Language Line Inc.,
               11.125% 06/15/12@...........................................   $   365,400
   390,000   MemberWorks Inc.,
               9.250% 04/01/14@............................................       372,450
   235,000   Protection One, Inc.,
               7.375% 08/15/05(b)..........................................       223,250
   490,000   Quintiles Transnational Corporation,
               10.000% 10/01/13............................................       485,100
   475,000   Williams Scotsman, Inc.,
               10.000% 08/15/08............................................       517,750
                                                                              -----------
                                                                                3,072,250
                                                                              -----------
             COMPUTER SERVICES -- 0.2%
    75,000   Electronic Data Systems Corporation,
               7.125% 10/15/09.............................................        78,485
    30,000   Electronic Data Systems Corporation,
               6.000% 08/01/13.............................................        28,653
    65,000   Electronic Data Systems Corporation,
               7.450% 10/15/29.............................................        63,801
                                                                              -----------
                                                                                  170,939
                                                                              -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
   105,000   Stratus Technologies Inc.,
               10.375% 12/01/08@...........................................       107,756
   220,000   Unisys Corporation,
               7.250% 01/15/05.............................................       224,400
    60,000   Unisys Corporation,
               8.125% 06/01/06.............................................        63,750
    85,000   Unisys Corporation,
               6.875% 03/15/10.............................................        87,550
                                                                              -----------
                                                                                  483,456
                                                                              -----------
             CONGLOMERATES -- 0.1%
   120,000   Warner Music Group,
               7.375% 04/15/14@............................................       115,800
                                                                              -----------
             CONSTRUCTION -- 1.4%
   350,000   Dayton Superior Corporation,
               10.750% 09/15/08............................................       351,750
    55,000   Erico International Corporation,
               8.875% 03/01/12@............................................        56,100
   405,000   The Shaw Group Inc.,
               10.750% 03/15/10(a).........................................       396,900
   158,000   URS Corporation,
               11.500% 09/15/09............................................       181,305
   145,000   URS Corporation, Series B,
               12.250% 05/01/09(a).........................................       154,425
                                                                              -----------
                                                                                1,140,480
                                                                              -----------
             CONSUMER SERVICES -- 1.4%
   380,000   Geo Sub Corporation,
               11.000% 05/15/12@...........................................       384,275
   275,000   Jafra Cosmetics,
               10.750% 05/15/11............................................       306,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             CONSUMER SERVICES -- (CONTINUED)
$  280,000   Rent-Way, Inc.,
               11.875% 06/15/10............................................   $   307,300
    50,000   Service Corporation International,
               7.200% 06/01/06.............................................        52,125
   115,000   Service Corporation International,
               6.875% 10/01/07.............................................       117,300
                                                                              -----------
                                                                                1,167,625
                                                                              -----------
             DEPARTMENT AND DISCOUNT STORES -- 0.0%+
    46,901   Kmart Corporation, Series 1995K-3,
               0.000% 01/02/15(b)..........................................        18,760
                                                                              -----------
             DIVERSIFIED ELECTRONICS -- 0.2%
   130,000   Knowles Electronics Holdings, Inc.,
               13.125% 10/15/09............................................       135,200
                                                                              -----------
             DIVERSIFIED MANUFACTURING -- 1.0%
   335,000   Invista,
               9.250% 05/01/12@............................................       336,675
   265,000   Lone Star Technologies, Inc., Series B,
               9.000% 06/01/11.............................................       276,263
   215,000   Mueller Group Inc.,
               10.000% 05/01/12@...........................................       223,600
                                                                              -----------
                                                                                  836,538
                                                                              -----------
             ELECTRIC POWER --
               NON NUCLEAR -- 7.6%
    71,027   AES Corporation,
               10.000% 07/15/05@...........................................        72,625
   315,000   AES Corporation,
               7.750% 03/01/14.............................................       302,794
   775,000   AES Corporation,
               9.000% 05/15/15@............................................       830,218
   258,495   AES Eastern Energy LP, Series 1999-A,
               9.000% 01/02/17.............................................       277,882
   150,000   AES Eastern Energy LP, Series 1999-B,
               9.670% 01/02/29.............................................       165,000
    99,455   Caithness Coso Funding Corporation, Series B,
               9.050% 12/15/09.............................................       108,406
    10,000   Calpine Corporation,
               7.625% 04/15/06(a)..........................................         8,800
    60,000   Calpine Corporation,
               8.750% 07/15/07(a)..........................................        42,600
   100,000   Calpine Corporation,
               7.750% 04/15/09(a)..........................................        63,500
   829,000   Calpine Corporation,
               8.500% 07/15/10@(a).........................................       685,997
   128,841   Cedar Brakes I LLC, Series B,
               8.500% 02/15/14.............................................       120,789

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$  295,068   Cedar Brakes II LLC,
               9.875% 09/01/13.............................................   $   294,330
    70,000   Consumers Energy Company,
               6.250% 09/15/06.............................................        73,542
   131,000   ESI Tractebel Acquisition Corporation, Series B,
               7.990% 12/30/11.............................................       134,930
   170,000   Mirant Americas Generation LLC,
               8.300% 05/01/11(b)..........................................       127,500
    15,000   Mirant Americas Generation LLC,
               8.500% 10/01/21(b)..........................................        11,250
   145,000   Mirant Americas Generation LLC,
               9.125% 05/01/31(a)(b).......................................       108,750
   100,000   Mirant Revolving Credit Facility (Citigroup),
               4.816%** 01/15/05(b)(c)(f)(g)...............................        53,344
   156,337   Mirant Revolving Credit Facility (J.P. Morgan Chase &
               Company),
               0.000% 07/17/05(b)(c)(f)(g).................................       109,631
   208,333   NRG Energy, Inc. (Credit Suisse First Boston),
               5.500%** 06/23/10(f)(g).....................................       214,635
   369,181   NRG Energy, Inc. (Credit Suisse First Boston),
               5.559%** 06/23/10(f)(g).....................................       380,349
   500,000   NRG Energy, Inc.,
               8.000% 12/15/13@(a).........................................       505,000
   340,000   PG&E Corporation,
               6.875% 07/15/08@............................................       355,300
   375,000   PG&E National Energy Group, Inc.,
               10.375% 05/16/11(b).........................................       251,250
   285,000   PG&E Transmission Northwest,
               7.100% 06/01/05.............................................       293,550
   100,000   Reliant Energy Inc.,
               9.250% 07/15/10.............................................       106,750
    16,623   Salton Sea Funding, Series B,
               7.370% 05/30/05(f)..........................................        17,329
   295,000   Southern California Edison Company,
               8.000% 02/15/07.............................................       325,876
   105,000   Tiverton/Rumford Power Association,
               9.000% 07/15/18@............................................        79,800
   140,000   Westar Energy, Inc.,
               6.875% 08/01/04.............................................       140,000
    80,000   Westar Energy, Inc.,
               7.875% 05/01/07.............................................        88,060
                                                                              -----------
                                                                                6,349,787
                                                                              -----------
             EXPLORATION AND PRODUCTION -- 3.7%
   845,000   El Paso Production Holding Company,
               7.750% 06/01/13.............................................       775,288

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             EXPLORATION AND PRODUCTION -- (CONTINUED)
$  155,000   Energy Corporation of America, Series A,
               9.500% 05/15/07.............................................   $   145,700
   285,000   Exco Resources, Inc.,
               7.250% 01/15/11@............................................       289,275
   350,000   Forest Oil Corporation,
               8.000% 06/15/08.............................................       372,750
    70,000   Mission Resources Corporation,
               9.875% 04/01/11@............................................        71,400
    25,000   Newfield Exploration Company,
               7.625% 03/01/11.............................................        27,125
    25,000   Newfield Exploration Company,
               8.375% 08/15/12 (a).........................................        27,125
   130,000   Plains Exploration and Production Company, Series B,
               8.750% 07/01/12.............................................       141,700
   350,000   Stone Energy Corporation,
               8.250% 12/15/11.............................................       364,875
   105,000   Vintage Petroleum, Inc.,
               7.875% 05/15/11.............................................       107,625
   335,000   Vintage Petroleum, Inc.,
               8.250% 05/01/12.............................................       355,100
   345,000   Westport Resources Corporation,
               8.250% 11/01/11.............................................       390,281
                                                                              -----------
                                                                                3,068,244
                                                                              -----------
             FINANCE -- MISCELLANEOUS -- 1.9%
   475,000   American Real Estate Partners LP,
               8.125% 06/01/12@............................................       484,500
   355,000   Fremont General Corporation, Series B,
               7.875% 03/17/09.............................................       347,013
   155,000   LaBranche & Company Inc.,
               9.500% 05/15/09@............................................       156,550
   410,000   LaBranche & Company Inc.,
               11.000% 05/15/12@...........................................       422,300
   400,191   The FINOVA Group Inc.,
               7.500% 11/15/09.............................................       219,104
                                                                              -----------
                                                                                1,629,467
                                                                              -----------
             FOOD PRODUCTS -- 1.7%
    85,000   Herbalife International, Inc., Class A,
               11.750% 07/15/10............................................        96,900
   225,000   National Beef Packing Company LLC,
               10.500% 08/01/11............................................       238,500
   465,000   Seminis, Inc.,
               10.250% 10/01/13............................................       505,687
   205,000   Swift & Company,
               10.125% 10/01/09............................................       218,838
   380,000   Swift & Company,
               12.500% 01/01/10............................................       406,600
                                                                              -----------
                                                                                1,466,525
                                                                              -----------

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             HEALTH SERVICES -- 1.5%
$  350,000   AmeriPath, Inc.,
               10.500% 04/01/13............................................   $   353,500
   270,000   HCA Inc.,
               8.360% 04/15/24.............................................       285,908
   235,000   HCA Inc.,
               7.500% 11/15/95.............................................       214,916
   110,000   Manor Care, Inc.,
               7.500% 06/15/06.............................................       117,150
   283,845   QuadraMed Corporation,
               10.000% 04/01/08@...........................................       298,037
                                                                              -----------
                                                                                1,269,511
                                                                              -----------
             HEAVY MACHINERY -- 0.3%
   200,000   JLG Industries, Inc.,
               8.250% 05/01/08.............................................       210,000
                                                                              -----------
             INSURANCE -- 0.4%
   330,000   Crum & Forster Holdings Corporation,
               10.375% 06/15/13............................................       359,700
   645,000   Lumbermens Mutual Casualty,
               9.150% 07/01/26@(b).........................................        16,125
    30,000   Lumbermens Mutual Casualty,
               8.450% 12/01/97@(b).........................................           750
                                                                              -----------
                                                                                  376,575
                                                                              -----------
             LODGING AND RECREATION -- 2.5%
   400,000   Caesars Entertainment, Inc.,
               8.875% 09/15/08.............................................       433,999
    85,000   Gaylord Entertainment Company,
               8.000% 11/15/13@............................................        86,169
    15,000   Hollywood Casino Corporation,
               13.000% 08/01/06 (b)(f).....................................        12,000
   245,000   ITT Corporation,
               7.375% 11/15/15.............................................       245,000
    50,000   ITT Corporation,
               7.750% 11/15/25.............................................        47,875
   130,000   Jacobs Entertainment, Inc.,
               11.875% 02/01/09............................................       144,950
    50,000   Mandalay Resort Group,
               9.500% 08/01/08.............................................        56,000
   310,000   MGM Mirage Inc.,
               8.375% 02/01/11(a)..........................................       323,950
    37,000   President Casinos, Inc.,
               13.000% 09/15/04(b)(e)(f)...................................        14,060
   390,000   Trump Atlantic City Associates,
               11.250% 05/01/06(a).........................................       339,300
    90,968   United Artists Theatre Circuit Inc., Series 1995-A,
               9.300% 07/01/15(e)(f).......................................        90,968
   230,000   Venetian Casino Resort, LLC,
               11.000% 06/15/10............................................       265,650
                                                                              -----------
                                                                                2,059,921
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             MEDICAL DEVICES AND
               SUPPLIES -- 0.8%
$  320,000   Fisher Scientific International Inc.,
               8.125% 05/01/12.............................................   $   342,400
   210,000   Fisher Scientific International Inc.,
               8.000% 09/01/13.............................................       224,700
   115,000   National Nephrology Associates, Inc.,
               9.000% 11/01/11@............................................       131,675
                                                                              -----------
                                                                                  698,775
                                                                              -----------
             METALS AND MINING -- 1.4%
   450,000   Allegheny Ludlum Corporation,
               6.950% 12/15/25.............................................       384,750
   170,000   Allegheny Technologies, Inc.,
               8.375% 12/15/11(a)..........................................       170,850
   445,000   Commonwealth Industries, Inc.,
               10.750% 10/01/06............................................       449,450
   165,000   Thermadyne Holdings Corporation,
               9.250% 02/01/14@............................................       162,938
                                                                              -----------
                                                                                1,167,988
                                                                              -----------
             NATURAL GAS PIPELINES -- 4.9%
   430,000   ANR Pipeline, Inc.,
               9.625% 11/01/21.............................................       481,599
   165,000   ANR Pipeline, Inc.,
               7.375% 02/15/24.............................................       153,450
   470,000   Dynegy Holdings Inc.,
               9.875% 07/15/10@(a).........................................       505,249
   315,000   Dynegy Holdings Inc.,
               10.125% 07/15/13@...........................................       340,988
   280,000   El Paso Corporation,
               7.000% 05/15/11(a)..........................................       245,000
    40,000   El Paso Corporation,
               7.500% 11/15/26.............................................        36,600
   185,000   El Paso Corporation,
               8.375% 06/15/32.............................................       176,675
   105,000   El Paso Corporation, MTN,
               7.800% 08/01/31.............................................        84,263
   220,000   El Paso Corporation, Series A,
               7.625% 08/01/10.............................................       225,500
   142,000   El Paso Energy Partners, Series B,
               8.500% 06/01/11.............................................       153,715
   154,000   GulfTerra Energy Partners, LP,
               10.625% 12/01/12............................................       183,260
   240,000   Northwest Pipelines Corporation,
               7.125% 12/01/25.............................................       232,800
    45,000   Southern Natural Gas Company,
               7.350% 02/15/31.............................................        40,275
   110,000   Tennessee Gas Pipeline Company,
               7.500% 04/01/17.............................................       107,250
   355,000   Tennessee Gas Pipeline Company,
               7.000% 10/15/28.............................................       310,625
   230,000   Tennessee Gas Pipeline Company,
               8.375% 06/15/32.............................................       224,250
   145,000   Tennessee Gas Pipeline Company,
               7.625% 04/01/37.............................................       131,225

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             NATURAL GAS PIPELINES -- (CONTINUED)
$  420,000   Transcontinental Gas Pipe Line Corporation,
               7.250% 12/01/26.............................................   $   409,500
    40,000   Transcontinental Gas Pipe Line Corporation, Series B,
               8.875% 07/15/12.............................................        45,200
                                                                              -----------
                                                                                4,087,424
                                                                              -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.8%
   420,000   IPC Acquisition Corporation,
               11.500% 12/15/09............................................       453,600
   355,000   Lucent Technologies Inc.,
               7.250% 07/15/06(a)..........................................       363,875
   295,000   Lucent Technologies Inc.,
               5.500% 11/15/08(a)..........................................       278,775
    80,000   Lucent Technologies Inc.,
               6.500% 01/15/28.............................................        61,800
   475,000   Lucent Technologies Inc.,
               6.450% 03/15/29.............................................       366,938
                                                                              -----------
                                                                                1,524,988
                                                                              -----------
             OIL REFINING AND MARKETING -- 0.2%
   190,000   Tesoro Petroleum Corporation,
               8.000% 04/15/08.............................................       203,300
                                                                              -----------
             OILFIELD SERVICES -- 1.7%
   105,000   Dresser, Inc.,
               9.375% 04/15/11.............................................       112,350
   115,000   Grant Prideco, Inc., Series B,
               9.625% 12/01/07.............................................       126,500
    75,000   Parker Drilling Company,
               9.625% 10/01/13.............................................        77,813
   215,000   Parker Drilling Company, Series B,
               10.125% 11/15/09............................................       226,825
    52,000   Pride International, Inc.,
               9.375% 05/01/07.............................................        53,040
   565,000   Pride International, Inc.,
               7.375% 07/15/14@............................................       570,650
   410,000   Trico Marine Services, Inc.,
               8.875% 05/15/12(a)(b).......................................       217,300
                                                                              -----------
                                                                                1,384,478
                                                                              -----------
             PACKAGING AND CONTAINERS -- 1.5%
   395,000   Consolidated Container Company LLC,
               (0.000)% due 06/15/09
               10.750% beginning 06/15/07@(a)..............................       300,200
    94,230   Owens Corning Bank Debt (Goldman Sachs and Company),
               0.000%** 01/10/05(b)(c)(f)(g)...............................        71,929
   255,000   Owens-Brockway Glass Containers, Inc.,
               8.875% 02/15/09.............................................       275,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             PACKAGING AND CONTAINERS -- (CONTINUED)
$   70,000   Owens-Brockway Glass Containers, Inc.,
               8.250% 05/15/13.............................................   $    72,275
   210,000   Owens-Illinois, Inc.,
               8.100% 05/15/07(a)..........................................       216,300
   250,000   Owens-Illinois, Inc.,
               7.800% 05/15/18.............................................       228,750
   120,000   Tekni-Plex, Inc.,
               8.750% 11/15/13@............................................       114,600
                                                                              -----------
                                                                                1,279,454
                                                                              -----------
             PAPER AND FOREST PRODUCTS -- 2.4%
    95,000   Bowater Inc.,
               9.000% 08/01/09.............................................       103,794
   295,000   Fort James Corporation,
               6.625% 09/15/04.............................................       297,213
   155,000   Georgia-Pacific Corporation,
               8.875% 02/01/10.............................................       175,538
    85,000   Georgia-Pacific Corporation,
               9.375% 02/01/13.............................................        97,325
   360,000   Georgia-Pacific Corporation,
               8.000% 01/15/24@............................................       359,999
   155,000   Georgia-Pacific Corporation,
               7.375% 12/01/25.............................................       145,700
    85,000   Georgia-Pacific Corporation,
               7.250% 06/01/28.............................................        78,200
    15,000   Georgia-Pacific Corporation,
               7.750% 11/15/29.............................................        14,400
   555,000   Georgia-Pacific Corporation,
               8.875% 05/15/31.............................................       592,462
    45,000   Pope and Talbot, Inc.,
               8.375% 06/01/13.............................................        46,688
   115,000   Pope and Talbot, Inc.,
               8.375% 06/01/13.............................................       119,313
                                                                              -----------
                                                                                2,030,632
                                                                              -----------
             PHARMACEUTICALS -- 1.3%
 2,090,000   Pharma Intermediate,
               (0.000)% due 04/01/14
               11.500% beginning 04/01/09@.................................     1,065,900
    60,000   Valeant Pharmaceuticals International,
               7.000% 12/15/11@............................................        58,500
                                                                              -----------
                                                                                1,124,400
                                                                              -----------
             PUBLISHING AND ADVERTISING -- 1.8%
   165,000   American Color Graphics,
               10.000% 06/15/10............................................       147,263
    75,000   Garden State Newspapers, Inc.,
               8.625% 07/01/11.............................................        78,281
   166,481   Hollinger Participation Trust,
               12.125% 11/15/10@(d)........................................       193,950
   325,000   Houghton Mifflin Company,
               7.200% 03/15/11.............................................       341,250
   110,000   Medianews Group Inc.,
               6.875% 10/01/13.............................................       103,950

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             PUBLISHING AND ADVERTISING -- (CONTINUED)
$  330,000   Morris Publishing Group LLC,
               7.000% 08/01/13@............................................   $   313,500
   110,000   Phoenix Color Corporation,
               10.375% 02/01/09............................................       102,300
   130,000   Vertis Inc.,
               9.750% 04/01/09.............................................       139,750
    98,787   Ziff Davis Media Inc., Series B,
               13.000% 08/12/09............................................        96,811
                                                                              -----------
                                                                                1,517,055
                                                                              -----------
             REAL ESTATE -- 0.5%
   195,000   CB Richard Ellis Services Inc.,
               9.750% 05/15/10.............................................       214,500
   170,000   CB Richard Ellis Services Inc.,
               11.250% 06/15/11............................................       193,800
     4,193   DR Structured Finance Corporation, Series A-1,
               7.600% 08/15/07.............................................         3,040
    58,646   DR Structured Finance Corporation, Series A-1,
               6.660% 08/15/10.............................................        42,372
       285   DR Structured Finance Corporation, Series A-2,
               8.375% 08/15/15.............................................           206
                                                                              -----------
                                                                                  453,918
                                                                              -----------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.0%
     5,000   Crescent Real Estate Equities LP,
               7.500% 09/15/07.............................................         5,063
   300,000   Crescent Real Estate Equities LP,
               9.250% 04/15/09.............................................       313,500
   125,000   Felcor Lodging LP,
               10.000% 09/15/08............................................       131,875
   415,000   Omega Healthcare Investors, Inc.,
               7.000% 04/01/14@............................................       392,175
                                                                              -----------
                                                                                  842,613
                                                                              -----------
             SEMICONDUCTORS -- 0.2%
   110,000   ON Semiconductor Corporation,
               13.000% 05/15/08............................................       126,225
    20,000   ON Semiconductor Corporation,
               12.000% 03/15/10............................................        23,400
                                                                              -----------
                                                                                  149,625
                                                                              -----------
             SOFTWARE -- 0.3%
   200,000   UGS Corporation,
               10.000% 06/01/12@...........................................       213,000
                                                                              -----------
             SPECIALTY STORES -- 0.4%
   285,000   The Gap, Inc.,
               6.900% 09/15/07.............................................       307,088
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             STEEL -- 0.9%
$  305,000   AK Steel Corporation,
               7.750% 06/15/12(a)..........................................   $   275,262
   245,000   UCAR Finance Inc.,
               10.250% 02/15/12............................................       272,563
   180,000   United States Steel LLC,
               10.750% 08/01/08............................................       205,650
                                                                              -----------
                                                                                  753,475
                                                                              -----------
             TELECOMMUNICATIONS SERVICES -- 4.3%
    68,000   Alamosa Delaware Inc.,
               11.000% 07/31/10............................................        74,120
   110,000   Alamosa Delaware Inc.,
               (0.000)% due 07/31/09
               12.000% beginning 07/31/05..................................       106,150
    70,000   American Tower Escrow,
               8.010%*** 08/01/08..........................................        51,100
   125,000   COLO.COM,
               13.875% 03/15/10@(b)(e).....................................            13
    35,026   Globix Corporation,
               11.000% 05/01/08@(d)........................................        31,523
    40,825   GT Telecom Racers Notes Trust, Series A,
               0.000%** 06/30/08(b)(c)(e)(f)...............................             4
    29,175   GT Telecom Racers Notes Trust, Series B,
               0.000%** 06/30/08(b)(c)(e)(f)...............................             3
    81,000   Loral Cyberstar Inc.,
               10.000% 07/15/06(b).........................................        54,675
   115,000   Qwest Capital Funding, Inc.,
               7.750% 08/15/06(a)..........................................       113,850
   240,000   Qwest Communications International Inc.,
               7.250% 02/15/11@(a).........................................       223,800
   205,000   Qwest Communications International Inc., Series B,
               7.500% 11/01/08.............................................       188,600
   350,000   Qwest Communications Term B (Credit Suisse First Boston),
               6.950%** 06/30/10(f)(g).....................................       342,913
    10,000   Qwest Corporation,
               5.625% 11/15/08.............................................         9,775
   170,000   Qwest Corporation,
               9.125% 03/15/12@............................................       183,600
   220,000   Qwest Corporation,
               7.250% 09/15/25(a)..........................................       191,400
   300,000   Qwest Corporation,
               8.875% 06/01/31.............................................       289,500
   203,000   Qwest Services Corporation,
               13.000% 12/15/07@...........................................       231,420
   464,000   Qwest Services Corporation,
               13.500% 12/15/10@...........................................       539,399
   379,000   Qwest Services Corporation,
               14.000% 12/15/14@...........................................       451,957
    60,000   Rural Cellular Corporation, Class A,
               8.250% 03/15/12@............................................        61,350

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  155,000   Syniverse Technologies Inc., Series B,
               12.750% 02/01/09............................................   $   166,625
   190,000   US Unwired Inc.,
               10.000% 06/15/12@...........................................       191,900
    90,000   US Unwired Inc., Series B,
               (0.000)% due 11/01/09
               13.375% beginning 11/01/04(a)...............................        90,450
                                                                              -----------
                                                                                3,594,127
                                                                              -----------
             TOBACCO -- 1.2%
   365,000   Commonwealth Brands, Inc.,
               9.750% 04/15/08@............................................       390,550
   200,000   Commonwealth Brands, Inc.,
               10.625% 09/01/08@...........................................       214,000
   450,000   DIMON Inc.,
               7.750% 06/01/13.............................................       418,500
                                                                              -----------
                                                                                1,023,050
                                                                              -----------
             UTILITIES -- MISCELLANEOUS -- 0.1%
    55,000   Sensus Metering Systems, Inc.,
               8.625% 12/15/13@............................................        52,800
                                                                              -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $54,521,415)..........................................    56,958,581
                                                                              -----------
             FOREIGN BONDS AND NOTES -- 12.2%
             BROADCASTING AND CABLE -- 2.5%
   280,000   CanWest Media Inc., Series B,
               7.625% 04/15/13.............................................       287,700
   680,000   Ono Finance Plc,
               10.500% 05/15/14@...........................................       790,091
   120,000   Quebecor Media Inc.,
               11.125% 07/15/11............................................       136,950
   315,000   Quebecor Media Inc.,
               (0.000)% due 07/15/11
               13.750% beginning 07/15/06..................................       291,375
    35,000   Rogers Cable Inc.,
               11.000% 12/01/15............................................        39,725
   365,000(i) Shaw Communications Inc.,
               7.500% 11/20/13.............................................       274,781
   145,000(h) Telenet Communication NV,
               9.000% 12/15/13@............................................       175,532
   270,000   Telenet Group Holdings, NV,
               (0.000)% due 06/15/14
               11.50% beginning 12/15/06@(a)...............................       171,450
                                                                              -----------
                                                                                2,167,604
                                                                              -----------
             CHEMICALS -- SPECIALTY -- 0.3%
   210,000   Acetex Corporation,
               10.875% 08/01/09............................................       229,950
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             ELECTRIC POWER --
               NON NUCLEAR -- 0.7%
$  920,000   Calpine Canada Energy Finance,
               8.500% 05/01/08(a)..........................................   $   607,200
                                                                              -----------
             EXPLORATION AND PRODUCTION -- 0.2%
    54,000   Baytex Energy Ltd.,
               9.625% 07/15/10.............................................        56,565
   105,000   Compton Petroleum Corporation,
               9.900% 05/15/09.............................................       114,713
                                                                              -----------
                                                                                  171,278
                                                                              -----------
             FOOD PRODUCTS -- 0.6%
    75,000   Burns Philp Capital Property Ltd.,
               9.500% 11/15/10.............................................        79,875
   310,000   Burns Philp Capital Property Ltd.,
               10.750% 02/15/11............................................       330,150
   500,000   Parmalat Finance Corporation, BV,
               6.250% 02/07/05(b)..........................................        97,332
                                                                              -----------
                                                                                  507,357
                                                                              -----------
             INSURANCE -- 0.2%
   220,000   Fairfax Financial Holdings Limited,
               7.750% 07/15/37.............................................       181,500
                                                                              -----------
             INTEGRATED OIL -- 0.2%
   170,000   Gazprom OAO,
               9.625% 03/01/13@............................................       174,888
                                                                              -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.2%
    22,497   Marconi Corporation plc,
               8.000% 04/30/08@............................................        24,297
   102,142   Marconi Corporation plc,
               8.000% 04/30/08.............................................       110,314
                                                                              -----------
                                                                                  134,611
                                                                              -----------
             OILFIELD SERVICES -- 1.3%
   435,000   J. Ray McDermott, SA,
               11.000% 12/15/13@...........................................       419,775
   203,360   Petroleum Geo-Services ASA,
               8.000% 11/05/06.............................................       205,902
   489,387   Petroleum Geo-Services ASA,
               10.000% 11/05/10............................................       506,516
                                                                              -----------
                                                                                1,132,193
                                                                              -----------
             PACKAGING AND CONTAINERS -- 2.0%
   660,000   Crown Cork & Seal Company, Inc.,
               7.000% 12/15/06(a)..........................................       669,899
   595,000   Crown Euro Holdings S.A.,
               9.500% 03/01/11.............................................       648,550
   315,000   Crown Euro Holdings S.A.,
               10.875% 03/01/13............................................       359,100
                                                                              -----------
                                                                                1,677,549
                                                                              -----------

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             PAPER AND FOREST PRODUCTS -- 2.0%
$  200,000   Abitibi-Consolidated Inc.,
               8.550% 08/01/10.............................................   $   210,886
   205,000   Abitibi-Consolidated Inc.,
               8.850% 08/01/30.............................................       199,758
   225,000   Doman Industries Ltd., Class A,
               12.000% 12/31/04(b).........................................       270,000
   290,000   Smurfit Capital Funding Plc,
               7.500% 11/20/25.............................................       271,150
   400,000   Tembec Industries, Inc.,
               8.625% 06/30/09.............................................       405,000
    75,000   Tembec Industries, Inc.,
               8.500% 02/01/11.............................................        75,750
   225,000   Tembec Industries, Inc.,
               7.750% 03/15/12.............................................       217,125
                                                                              -----------
                                                                                1,649,669
                                                                              -----------
             PUBLISHING AND ADVERTISING -- 0.6%
   161,000   Hollinger Inc.,
               12.875% 03/01/11@.................................                 188,370
   275,000   Sun Media Corporation,
               7.625% 02/15/13.............................................       280,500
                                                                              -----------
                                                                                  468,870
                                                                              -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.4%
   100,000   Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
               11.750% 06/15/09............................................        97,500
   155,000   Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
               12.500% 06/15/12............................................       165,075
    80,000   Sea Containers Ltd., Series B,
               7.875% 02/15/08(a)..........................................        78,400
                                                                              -----------
                                                                                  340,975
                                                                              -----------
             STEEL -- 0.4%
   311,000   Algoma Steel Inc.,
               11.000% 12/31/09(f).........................................       335,880
                                                                              -----------
             TELECOMMUNICATIONS SERVICES -- 0.6%
   275,000   Millicom International Cellular SA, 10.000% 12/01/13@.........       279,125
   185,000   Rogers Cantel Inc.,
               9.750% 06/01/16.............................................       209,513
                                                                              -----------
                                                                                  488,638
                                                                              -----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $9,593,226)...........................................    10,268,162
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)              JUNE 30, 2004 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.7%
               (Cost $418,247)
             TELECOMMUNICATIONS SERVICES -- 0.7%
$  575,000   Nortel Networks Corporation,
               4.250% 09/01/08.............................................   $   550,563
                                                                              -----------
  SHARES
----------
             PREFERRED STOCKS -- 1.9%
             BROADCASTING AND CABLE -- 0.1%
       600   Paxson Communications Corporation(d)..........................        52,725
                                                                              -----------
             HEALTH SERVICES -- 0.5%
    15,800   QuadraMed Corporation(f)......................................       379,200
                                                                              -----------
             PUBLISHING AND ADVERTISING -- 0.4%
     6,000   Haights Cross Communications Inc.(f)..........................       297,000
        25   Ziff Davis Holdings Inc., Series E-1, Convertible!!(f)........        12,563
                                                                              -----------
                                                                                  309,563
                                                                              -----------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.9%
     5,750   Sovereign REIT, Series A@.....................................       840,937
                                                                              -----------
             TELECOMMUNICATIONS SERVICES -- 0.0%+
     3,477   NEON Communications, Inc.!!(e)(f).............................        39,116
                                                                              -----------
             TOTAL PREFERRED STOCKS
               (Cost $1,520,993)...........................................     1,621,541
                                                                              -----------
             WARRANTS -- 0.1%
    28,376   ACP Holding Company
               Expire 10/07/13!!@..........................................        31,922
       125   COLO.COM
               Expire 03/15/10!!@..........................................             1
        13   General Chemical Industrial Products Inc., Class A
               Expire 03/31/11!!(e)(f).....................................           500
        10   General Chemical Industrial Products Inc., Class B
               Expire 03/31/11!!(e)(f).....................................           138
     5,889   Haights Cross Communications Inc. Expire 12/10/11!!(e)(f).....            59
    52,773   NEON Communications, Inc.
               Expire 12/02/12!!(e)(f).....................................           528
    17,391   NEON Communications, Inc., Class A Expire 12/02/12!!(e)(f)....        21,739
       105   Ono Finance plc
               Expire 03/16/11!!@(e).......................................             1


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             WARRANTS -- (CONTINUED)
     4,730   Ziff Davis Holdings Inc.
               Expire 08/12/12@............................................   $     2,365
                                                                              -----------
             TOTAL WARRANTS
               (Cost $65,235)..............................................        57,253
                                                                              -----------
             AFFILIATED INVESTMENT COMPANIES -- 20.6%
               (Cost $17,237,774)
17,237,774   Nations Cash Reserves, Capital Class Shares#..................    17,237,774
                                                                              -----------
             TOTAL INVESTMENTS
               (Cost $88,024,250*)...............................     109.3%   91,659,783
                                                                              -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).................................      (9.3)%  (7,779,378)
                                                                              -----------
             NET ASSETS..........................................     100.0%  $83,880,405
                                                                              ===========

---------------

*  Federal income tax information (see Note 10).

** Variable rate note. The interest rate shown reflects the rate in effect at June 30, 2004.

***Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2004.

!! Non-income producing security.

@  Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+  Amount represents less than 0.1%.

#  Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $9,184,774.

(a)All or portion of security was on loan at June 30, 2004. The aggregate cost and market value of securities on loan at June 30, 2004, is $8,411,930 and $8,773,987 respectively.

(b)Issue in default.

(c)Issuer in bankruptcy.

(d)PIK ("Payment In Kind"). Interest or dividend payment is made with additional securities.

(e)Fair valued security (see Note 1).

(f)Restricted and illiquid security.

(g)Loan participation agreement. Participation interests were acquired through the financial institution indicated parenthetically.

(h)Principal amount denominated in Euro.

(i)Principal amount denominated in Canadian dollar.

(j)Foreign security.

ABBREVIATIONS:

ADR  --    American Depository Receipt
LTD  --    Limited
MTN  --    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES                           (UNAUDITED)


June 30, 2004

                                                              INTERNATIONAL      INTERNATIONAL         FOCUSED
                                                              OPPORTUNITIES          VALUE             EQUITIES
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ----------------------------------------------------
ASSETS:
Non-affiliated investments, at cost.........................  $   64,294,620     $   20,867,439     $  131,725,421
Affiliated investments, at cost.............................       8,738,765            273,000          5,607,000
                                                              --------------     --------------     --------------
Non-affiliated investments, at value........................      74,893,881         24,436,998        164,516,412
Affiliated investments, at value............................       8,738,765            273,000          5,607,000
Cash........................................................              --              2,095                388
Foreign currency (cost $15,236, $13,126, $0, $0, $0, $0, $0,
  $0, $0 and $103,600, respectively)........................          15,236             13,126                 --
Receivable for investment securities sold...................         287,776                 --          3,305,279
Receivable for Portfolio shares sold........................         278,129                 --            260,989
Dividends receivable........................................         117,655             99,480             94,835
Interest receivable.........................................           2,735                 --                  7
                                                              --------------     --------------     --------------
    Total assets............................................      84,334,177         24,824,699        173,784,910
                                                              ==============     ==============     ==============
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................              --                 --                 --
Collateral on securities loaned.............................      (4,136,765)                --                 --
Investment advisory fee payable.............................         (45,504)           (11,832)          (104,892)
Administration fee payable..................................         (13,789)            (4,380)           (32,167)
Due to custodian............................................         (70,964)                --                 --
Payable for investment securities purchased.................        (771,582)                --           (339,532)
Payable for Portfolio shares redeemed.......................          (5,063)            (3,952)          (188,288)
Accrued Trustees' fees and expenses.........................         (38,194)           (28,093)           (38,129)
Accrued expenses and other liabilities......................         (63,918)           (23,408)           (73,488)
                                                              --------------     --------------     --------------
    Total liabilities.......................................      (5,145,779)           (71,665)          (776,496)
                                                              ==============     ==============     ==============
NET ASSETS..................................................  $   79,188,398     $   24,753,034     $  173,008,414
                                                              ==============     ==============     ==============
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................  $      126,837     $      294,940     $     (137,935)
Accumulated net realized gain/(loss) on investments.........        (215,193)         1,195,615        (34,304,350)
UNREALIZED APPRECIATION/(DEPRECIATION) ON:
  Investments...............................................      10,599,261          3,569,559         32,790,991
  Foreign currency translations.............................           3,587                 (6)               317
Paid-in capital.............................................      68,673,906         19,692,926        174,659,391
                                                              --------------     --------------     --------------
NET ASSETS..................................................  $   79,188,398     $   24,753,034     $  173,008,414
                                                              ==============     ==============     ==============
Shares of common stock outstanding..........................       5,570,432          2,247,928         11,520,465
                                                              --------------     --------------     --------------
Net asset value per share...................................  $        14.22     $        11.01     $        15.02
                                                              ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS



  STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               (UNAUDITED)


        SMALL             21ST                             MIDCAP                            ASSET             HIGH
       COMPANY          CENTURY           GROWTH           GROWTH           VALUE          ALLOCATION       YIELD BOND
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------

    $   27,715,112   $   11,496,926   $  104,035,495   $   41,106,324   $   54,341,869   $   19,197,693   $   70,786,476
         5,077,614          963,347        1,172,000          803,000        1,505,462        2,957,963       17,237,774
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
        34,545,279       12,960,373      127,350,955       47,461,690       61,315,276       21,122,181       74,422,009
         5,077,614          963,347        1,172,000          803,000        1,505,462        2,957,963       17,237,774
                33              757              962              595              671              241          887,379
                --               --               --               --               --               --          103,712

            59,958          452,607        1,177,359          338,124        1,329,160          346,834          510,403
            29,122           61,164          238,295           41,198           92,857            1,488          210,952
             4,000           13,467           73,201           17,862          127,526           15,356            6,880
               539              252              122               --               37           64,139        1,324,010
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
        39,716,545       14,451,967      130,012,894       48,662,469       64,370,989       24,508,202       94,703,119
    ==============   ==============   ==============   ==============   ==============   ==============   ==============


                --           (2,503)              --               --               --               --               --
        (3,427,614)        (740,347)              --               --         (472,462)         (33,963)      (9,184,774)
           (20,142)            (807)         (78,095)         (20,797)         (29,948)          (4,196)         (37,292)
            (6,511)          (2,387)         (23,950)          (8,856)         (11,537)          (3,806)         (15,595)
                --               --               --               --               --               --               --
          (222,380)        (555,282)              --         (240,277)        (834,621)      (2,962,953)      (1,337,255)
            (2,428)          (2,642)          (5,586)          (9,215)          (5,604)         (21,754)        (133,665)
           (38,195)         (38,194)         (70,639)         (17,177)         (36,741)         (38,292)         (27,507)
           (30,619)         (16,905)         (43,684)         (39,275)         (36,830)         (34,302)         (86,626)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
        (3,747,889)      (1,359,067)        (221,954)        (335,597)      (1,427,743)      (3,099,266)     (10,822,714)
    ==============   ==============   ==============   ==============   ==============   ==============   ==============
    $   35,968,656   $   13,092,900   $  129,790,940   $   48,326,872   $   62,943,246   $   21,408,936   $   83,880,405
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

    $     (151,022)  $      (13,356)  $      (63,879)  $     (120,489)  $      367,188   $      116,897   $    2,670,710
          (847,110)        (776,864)     (19,788,340)      (1,667,538)        (734,901)      (1,008,843)       2,087,731
         6,830,167        1,463,447       23,315,460        6,355,366        6,973,407        1,924,488        3,635,533
                --           (2,503)              --               --               --               --              190

        30,136,621       12,422,176      126,327,699       43,759,533       56,337,552       20,376,394       75,486,241
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    $   35,968,656   $   13,092,900   $  129,790,940   $   48,326,872   $   62,943,246   $   21,408,936   $   83,880,405
    ==============   ==============   ==============   ==============   ==============   ==============   ==============
         3,613,451        1,482,161        8,704,076        6,669,616        5,858,025        2,209,467        7,929,947
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    $         9.95   $         8.83   $        14.91   $         7.25   $        10.74   $         9.69   $        10.58
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS                                       (UNAUDITED)


For the six months ended June 30, 2004

                                                              INTERNATIONAL      INTERNATIONAL         FOCUSED
                                                              OPPORTUNITIES          VALUE             EQUITIES
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ----------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $71,596,
  $46,627, $3,089, $180, $2,003, $3,623, $0, $2,751, $0, and
  $45, respectively)........................................  $      611,015     $      445,744     $      721,170
Dividend income from affiliated funds.......................          18,418              2,540             45,168
Interest....................................................             148                 --                149
Securities lending..........................................           3,238                 --                274
                                                              --------------     --------------     --------------
    Total investment income.................................         632,819            448,284            766,761
                                                              --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................         269,936            110,367            626,698
Administration fee..........................................          74,232             26,979            192,188
Transfer agent fees.........................................           6,394              2,863             19,367
Custodian fees..............................................          42,285              2,682             10,310
Trustees' fees and expenses.................................          11,167             11,167             11,167
Shareholder servicing and distribution fees.................          84,355             30,657            208,899
Legal and audit fees........................................          26,670             22,477             39,067
Printing expense............................................           3,464              1,531              1,511
Interest expense............................................              --                 --                 --
Other.......................................................           4,582              3,879              4,403
                                                              --------------     --------------     --------------
    Total expenses..........................................         523,085            212,602          1,113,610
Fees waived and expenses reimbursed by investment advisor
  and/or distributor (see Note 3)...........................         (17,053)           (59,132)          (208,899)
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................             (50)              (126)               (11)
                                                              --------------     --------------     --------------
    Net expenses............................................         505,982            153,344            904,700
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................         126,837            294,940           (137,939)
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................       2,433,745          1,220,355          5,042,574
  Foreign currency and other net assets.....................         (49,396)            (2,841)          (129,467)
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments.....................       2,384,349          1,217,514          4,913,107
                                                              --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................         107,244            239,990         (6,494,602)
  Foreign currency and other net assets.....................          (1,095)              (322)            93,796
                                                              --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         106,149            239,668         (6,400,806)
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......       2,490,498          1,457,182         (1,487,699)
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $    2,617,335     $    1,752,122     $   (1,625,638)
                                                              ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS



  STATEMENTS OF OPERATIONS (CONTINUED)                           (UNAUDITED)


        SMALL                                              MIDCAP                            ASSET          HIGH YIELD
       COMPANY        21ST CENTURY        GROWTH           GROWTH           VALUE          ALLOCATION          BOND
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------



    $       57,206   $       66,023   $      563,661   $       86,458   $      640,914   $       96,420   $       12,889
             6,569            1,794           30,445           10,408            6,200           12,352           36,862
                --               --               --               --               --          108,162        3,061,252
             2,130            2,324              743               --              393              485           10,991
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            65,905           70,141          594,849           96,866          647,507          217,419        3,121,994
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

           156,125           45,042          447,521          141,280          182,207           60,313          222,108
            39,898           13,813          137,240           49,992           64,473           22,115           92,881
             4,322            1,289           12,114            4,876            6,101            2,358            9,885
             7,125            4,622           11,086            3,432            4,003           11,467            8,477
            11,167           11,167           11,167           11,167           11,167           11,265           10,687
            43,368           15,014          148,174           54,339           70,080           25,131          100,958
            23,829           20,574           32,429           24,614           25,603           21,506           27,920
                --            1,905            3,178            4,891            3,033            6,946           13,389
                87               --              192               --               --               --               --
             2,826            2,641            4,067            3,137            3,170            2,695            3,441
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           288,747          116,067          807,168          297,728          369,837          163,796          489,746

           (71,773)         (49,971)        (148,174)         (80,303)         (89,474)         (63,231)        (100,958)

               (47)              (9)             (18)             (70)             (44)             (43)             (80)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           216,927           66,087          658,976          217,355          280,319          100,522          388,708
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
          (151,022)           4,054          (64,127)        (120,489)         367,188          116,897        2,733,286
    --------------   --------------   --------------   --------------   --------------   --------------   --------------


           525,438        1,165,132        2,802,031          331,455        1,247,635          474,887        1,471,287
                --            3,780          (57,428)              --               --               --           (8,033)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           525,438        1,168,912        2,744,603          331,455        1,247,635          474,887        1,463,254
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

           795,103         (715,103)      (1,614,688)         647,756         (443,583)        (162,437)      (2,870,654)
                --            9,626           21,591               --               --               --            2,411
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

           795,103         (705,477)      (1,593,097)         647,756         (443,583)        (162,437)      (2,868,243)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
         1,320,541          463,435        1,151,506          979,211          804,052          312,450       (1,404,989)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

    $    1,169,519   $      467,489   $    1,087,379   $      858,722   $    1,171,240   $      429,347   $    1,328,297
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                        INTERNATIONAL OPPORTUNITIES
                                                                 PORTFOLIO                   INTERNATIONAL VALUE PORTFOLIO
                                                     ---------------------------------     ---------------------------------
                                                       SIX MONTHS                            SIX MONTHS
                                                     ENDED 6/30/04        YEAR ENDED       ENDED 6/30/04        YEAR ENDED
                                                      (UNAUDITED)          12/31/03         (UNAUDITED)          12/31/03
                                                     -----------------------------------------------------------------------
Net investment income/(loss).......................  $      126,837     $        4,742     $      294,940     $      234,277
Net realized gain/(loss) on investments............       2,384,349          1,804,289          1,217,514            (22,292)
Net change in unrealized
  appreciation/(depreciation) of investments.......         106,149          9,379,316            239,668          8,335,824
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................       2,617,335         11,188,347          1,752,122          8,547,809
Distributions to shareholders from net investment
  income...........................................              --             (4,854)                --           (244,985)
Distributions to shareholders from paid in
  capital..........................................              --                 --                 --            (12,224)
Distributions to shareholders from net realized
  gain on investments..............................              --                 --                 --             (3,133)
Net increase/(decrease) in net assets from Fund
  share transactions...............................      23,960,447         26,607,923         (1,211,492)        (3,497,739)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............      26,577,782         37,791,416            540,630          4,789,728
NET ASSETS:
Beginning of period................................      52,610,616         14,819,200         24,212,404         19,422,676
                                                     --------------     --------------     --------------     --------------
End of period......................................  $   79,188,398     $   52,610,616     $   24,753,034     $   24,212,404
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(accumulated
  net investment loss) at end of period............  $      126,837     $           --     $      294,940     $           --
                                                     ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

      FOCUSED EQUITIES PORTFOLIO          SMALL COMPANY PORTFOLIO           21ST CENTURY PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      SIX MONTHS                        SIX MONTHS                        SIX MONTHS
    ENDED 6/30/04      YEAR ENDED     ENDED 6/30/04      YEAR ENDED     ENDED 6/30/04      YEAR ENDED
     (UNAUDITED)        12/31/03       (UNAUDITED)        12/31/03       (UNAUDITED)        12/31/03
-------------------------------------------------------------------------------------------------------
    $     (137,939)  $     (367,331)  $     (151,022)  $     (180,211)  $        4,054   $      (43,174)
         4,913,107         (235,887)         525,438         (363,827)       1,168,912        1,094,271

        (6,400,806)      37,323,995          795,103        8,418,677         (705,477)       1,951,519
    --------------   --------------   --------------   --------------   --------------   --------------

        (1,625,638)      36,720,777        1,169,519        7,874,639          467,489        3,002,616

                --               --               --               --               --               --

                --               --               --               --               --               --

                --               --               --               --               --               --

        12,537,707       23,859,517         (464,858)      11,101,455        1,711,297        2,384,762
    --------------   --------------   --------------   --------------   --------------   --------------
        10,912,069       60,580,294          704,661       18,976,094        2,178,786        5,387,378

       162,096,345      101,516,051       35,263,995       16,287,901       10,914,114        5,526,736
    --------------   --------------   --------------   --------------   --------------   --------------
    $  173,008,414   $  162,096,345   $   35,968,656   $   35,263,995   $   13,092,900   $   10,914,114
    ==============   ==============   ==============   ==============   ==============   ==============

    $     (137,935)  $            4   $     (151,022)  $           --   $      (13,356)  $      (17,410)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                             GROWTH PORTFOLIO                   MIDCAP GROWTH PORTFOLIO
                                                     ---------------------------------     ---------------------------------
                                                       SIX MONTHS                            SIX MONTHS
                                                     ENDED 6/30/04        YEAR ENDED       ENDED 6/30/04        YEAR ENDED
                                                      (UNAUDITED)          12/31/03         (UNAUDITED)          12/31/03
                                                     -----------------------------------------------------------------------
Net investment income/(loss).......................  $      (64,127)    $     (239,947)    $     (120,489)    $      (98,743)
Net realized gain/(loss) on investments............       2,744,603           (423,736)           331,455           (765,322)
Net change in unrealized
  appreciation/(depreciation) of investments.......      (1,593,097)        19,451,889            647,756          7,170,594
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................       1,087,379         18,788,206            858,722          6,306,529
Distributions to shareholders from net investment
  income...........................................              --                 --                 --                 --
Distributions to shareholders from net realized
  gain on investments..............................              --                 --                 --                 --
Net increase/(decrease) in net assets from Fund
  share transactions...............................      33,107,627         19,860,079          8,928,334         19,592,011
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............      34,195,006         38,648,285          9,787,056         25,898,540
NET ASSETS:
Beginning of period................................      95,595,934         56,947,649         38,539,816         12,641,276
                                                     --------------     --------------     --------------     --------------
End of period......................................  $  129,790,940     $   95,595,934     $   48,326,872     $   38,539,816
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(accumulated
  net investment loss) at end of period............  $      (63,879)    $          248     $     (120,489)    $           --
                                                     ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

            VALUE PORTFOLIO             ASSET ALLOCATION PORTFOLIO         HIGH YIELD BOND PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      SIX MONTHS                        SIX MONTHS                        SIX MONTHS
    ENDED 6/30/04      YEAR ENDED     ENDED 6/30/04      YEAR ENDED     ENDED 6/30/04      YEAR ENDED
     (UNAUDITED)        12/31/03       (UNAUDITED)        12/31/03       (UNAUDITED)        12/31/03
-------------------------------------------------------------------------------------------------------
    $      367,188   $      460,518   $      116,897   $      202,163   $    2,733,286   $    4,684,731
         1,247,635          190,556          474,887           45,092        1,463,254        1,070,730

          (443,583)       8,786,385         (162,437)       2,504,822       (2,868,243)       9,427,615
    --------------   --------------   --------------   --------------   --------------   --------------

         1,171,240        9,437,459          429,347        2,752,077        1,328,297       15,183,076

                --         (457,426)              --         (208,018)              --       (4,803,136)

                --               --               --               --               --          (79,450)

        12,447,678       20,746,414        2,208,758        5,590,932        2,234,976       34,663,032
    --------------   --------------   --------------   --------------   --------------   --------------
        13,618,918       29,726,447        2,638,105        8,134,991        3,563,273       44,963,522

        49,324,328       19,597,881       18,770,831       10,635,840       80,317,132       35,353,610
    --------------   --------------   --------------   --------------   --------------   --------------
    $   62,943,246   $   49,324,328   $   21,408,936   $   18,770,831   $   83,880,405   $   80,317,132
    ==============   ==============   ==============   ==============   ==============   ==============

    $      367,188   $           --   $      116,897   $           --   $    2,670,710   $      (62,576)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                    INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                SIX MONTHS ENDED                 YEAR ENDED
                                                           JUNE 30, 2004 (UNAUDITED)         DECEMBER 31, 2003
                                                           --------------------------    --------------------------
                                                             SHARES        DOLLARS         SHARES        DOLLARS
                                                           --------------------------------------------------------
Sold.....................................................  2,191,526     $31,213,428      3,010,336    $ 34,193,935
Issued as reinvestment of dividends......................         --              --            414           4,854
Repurchased..............................................   (501,751)     (7,252,981)      (663,040)     (7,590,866)
                                                           ---------     -----------     ----------    ------------
Net increase/(decrease)..................................  1,689,775     $23,960,447      2,347,710    $ 26,607,923
                                                           =========     ===========     ==========    ============

                                                                       INTERNATIONAL VALUE PORTFOLIO
                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)        DECEMBER 31, 2003
                                                          -------------------------    --------------------------
                                                           SHARES        DOLLARS         SHARES        DOLLARS
                                                          -------------------------------------------------------
Sold....................................................     20,781    $    222,299        65,477    $    465,073
Issued as reinvestment of dividends.....................         --              --        25,719         260,342
Repurchased.............................................   (133,992)     (1,433,791)     (564,472)     (4,223,154)
                                                          ---------    ------------    ----------    ------------
Net increase/(decrease).................................   (113,211)   $ (1,211,492)     (473,276)   $ (3,497,739)
                                                          =========    ============    ==========    ============

                                                                        FOCUSED EQUITIES PORTFOLIO
                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)        DECEMBER 31, 2003
                                                          -------------------------    --------------------------
                                                           SHARES        DOLLARS         SHARES        DOLLARS
                                                          -------------------------------------------------------
Sold....................................................  1,206,351    $ 18,219,325     3,048,317    $ 39,359,068
Issued as reinvestment of dividends.....................         --              --            --              --
Repurchased.............................................   (376,553)     (5,681,618)   (1,272,775)    (15,499,551)
                                                          ---------    ------------    ----------    ------------
Net increase/(decrease).................................    829,798    $ 12,537,707     1,775,542    $ 23,859,517
                                                          =========    ============    ==========    ============

                                                                          SMALL COMPANY PORTFOLIO
                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)        DECEMBER 31, 2003
                                                          -------------------------    --------------------------
                                                           SHARES        DOLLARS         SHARES        DOLLARS
                                                          -------------------------------------------------------
Sold....................................................    455,460    $  4,511,020     1,798,120    $ 14,261,127
Issued as reinvestment of dividends.....................         --              --            --              --
Repurchased.............................................   (494,890)     (4,975,878)     (423,118)     (3,159,672)
                                                          ---------    ------------    ----------    ------------
Net increase/(decrease).................................    (39,430)   $   (464,858)    1,375,002    $ 11,101,455
                                                          =========    ============    ==========    ============

                                                                           21ST CENTURY PORTFOLIO
                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)         DECEMBER 31, 2003
                                                          --------------------------    --------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     238,822    $  2,066,489       557,672    $  3,999,050
Issued as reinvestment of dividends.....................          --              --            --              --
Repurchased.............................................     (41,046)       (355,192)     (241,539)     (1,614,288)
                                                          ----------    ------------    ----------    ------------
Net increase/(decrease).................................     197,776    $  1,711,297       316,133    $  2,384,762
                                                          ==========    ============    ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)         DECEMBER 31, 2003
                                                          --------------------------    --------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................   2,419,332    $ 36,163,065     2,353,806    $ 30,860,974
Issued in exchange for net assets of Nations Capital
  Growth Portfolio (see Note 13)........................   1,369,880      20,633,731            --              --
Issued as reinvestment of dividends.....................          --              --            --              --
Repurchased.............................................  (1,576,152)    (23,689,169)     (909,267)    (11,000,895)
                                                          ----------    ------------    ----------    ------------
Net increase/(decrease).................................   2,213,060    $ 33,107,627     1,444,539    $ 19,860,079
                                                          ==========    ============    ==========    ============

                                                                          MIDCAP GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)         DECEMBER 31, 2003
                                                          --------------------------    --------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................   1,340,297    $  9,639,857     3,520,714    $ 21,744,004
Issued as reinvestment of dividends.....................          --              --            --              --
Repurchased.............................................     (99,744)       (711,523)     (360,498)     (2,151,993)
                                                          ----------    ------------    ----------    ------------
Net increase/(decrease).................................   1,240,553    $  8,928,334     3,160,216    $ 19,592,011
                                                          ==========    ============    ==========    ============

                                                                              VALUE PORTFOLIO
                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)         DECEMBER 31, 2003
                                                          --------------------------    --------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................   1,224,124    $ 13,066,037     2,626,095    $ 23,556,397
Issued as reinvestment of dividends.....................          --              --        43,685         457,426
Repurchased.............................................     (58,342)       (618,359)     (382,608)     (3,267,409)
                                                          ----------    ------------    ----------    ------------
Net increase/(decrease).................................   1,165,782    $ 12,447,678     2,287,172    $ 20,746,414
                                                          ==========    ============    ==========    ============

                                                                         ASSET ALLOCATION PORTFOLIO
                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)         DECEMBER 31, 2003
                                                          --------------------------    --------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     294,451    $  2,831,183       965,556    $  8,193,181
Issued as reinvestment of dividends.....................          --              --        21,984         208,018
Repurchased.............................................     (64,670)       (622,425)     (329,729)     (2,810,267)
                                                          ----------    ------------    ----------    ------------
Net increase/(decrease).................................     229,781    $  2,208,758       657,811    $  5,590,932
                                                          ==========    ============    ==========    ============

                                                                         HIGH YIELD BOND PORTFOLIO
                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                          JUNE 30, 2004 (UNAUDITED)         DECEMBER 31, 2003
                                                          --------------------------    --------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................   1,554,490    $ 16,432,850     4,088,921    $ 39,913,948
Issued as reinvestment of dividends.....................          --              --       469,479       4,882,586
Repurchased.............................................  (1,340,396)    (14,197,874)   (1,028,357)    (10,133,502)
                                                          ----------    ------------    ----------    ------------
Net increase/(decrease).................................     214,094    $  2,234,976     3,530,043    $ 34,663,032
                                                          ==========    ============    ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $13.56        $ 0.03           $ 0.63           $ 0.66          $   --
Year ended 12/31/2003#....................     9.67          0.00***          3.89             3.89           (0.00)***
Year ended 12/31/2002#....................    10.44          0.02            (0.79)           (0.77)          (0.00)***
Year ended 12/31/2001#....................    12.17          0.06            (1.77)           (1.71)          (0.02)
Year ended 12/31/2000.....................    14.35          0.02            (1.99)           (1.97)          (0.02)
Year ended 12/31/1999#....................    10.28          0.06             4.35             4.41           (0.05)
INTERNATIONAL VALUE PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $10.25        $ 0.13           $ 0.63           $ 0.76          $   --
Year ended 12/31/2003#....................     6.85          0.09             3.42             3.51           (0.10)
Year ended 12/31/2002#....................     8.40          0.14            (1.49)           (1.35)          (0.11)
Year ended 12/31/2001#....................     9.43          0.11            (1.05)           (0.94)          (0.05)
Period ended 12/31/2000**.................    10.00          0.04            (0.57)           (0.53)          (0.04)
FOCUSED EQUITIES PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $15.16        $(0.01)          $(0.13)          $(0.14)         $   --
Year ended 12/31/2003#....................    11.39         (0.04)            3.81             3.77              --
Year ended 12/31/2002#....................    13.42         (0.05)           (1.98)           (2.03)             --
Year ended 12/31/2001#....................    16.31         (0.01)           (2.88)           (2.89)             --
Year ended 12/31/2000#....................    19.71          0.01            (3.09)           (3.08)          (0.01)
Year ended 12/31/1999#....................    13.00         (0.03)            6.90             6.87              --
SMALL COMPANY PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $ 9.65        $(0.04)          $ 0.34           $ 0.30          $   --
Year ended 12/31/2003#....................     7.15         (0.06)            2.56             2.50              --
Year ended 12/31/2002#....................     9.72         (0.05)           (2.51)           (2.56)             --
Year ended 12/31/2001#....................     9.39         (0.03)            0.40             0.37              --
Year ended 12/31/2000#....................     9.55          0.03             1.03             1.06           (0.44)
Year ended 12/31/1999#....................     9.03          0.01             0.52             0.53           (0.01)
21ST CENTURY PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $ 8.50        $ 0.00***        $ 0.33           $ 0.33          $   --
Year ended 12/31/2003#....................     5.71         (0.04)            2.83             2.79              --
Year ended 12/31/2002#....................     6.22         (0.02)           (0.49)           (0.51)             --
Year ended 12/31/2001#....................     8.47         (0.03)           (2.22)           (2.25)             --
Year ended 12/31/2000.....................    11.63         (0.03)           (3.13)           (3.16)             --
Year ended 12/31/1999#....................    10.62          0.02             1.02             1.04           (0.03)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                               CAPITAL
                                                GAINS
                                            -------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................      (0.00)***
Year ended 12/31/2000.....................      (0.19)
Year ended 12/31/1999#....................      (0.29)
INTERNATIONAL VALUE PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................      (0.00)***
Year ended 12/31/2002#....................      (0.09)
Year ended 12/31/2001#....................      (0.04)
Period ended 12/31/2000**.................         --
FOCUSED EQUITIES PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.31)
Year ended 12/31/1999#....................      (0.16)
SMALL COMPANY PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................      (0.01)
Year ended 12/31/2001#....................      (0.04)
Year ended 12/31/2000#....................      (0.44)
Year ended 12/31/1999#....................         --
21ST CENTURY PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --

---------------

 ** International Value Portfolio commenced operations on July 7, 2000.

*** Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                     RATIO OF        RATIO OF                     RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  FROM PAID          AND         END OF      TOTAL       PERIOD       AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------


   $   --          $   --        $14.22        4.87%    $ 79,188       1.50%(a)+       0.37%+            53%        1.55%(a)+
       --           (0.00)***     13.56       40.25       52,611       1.45(a)         0.02             147         1.84(a)
       --           (0.00)***      9.67       (7.35)      14,819       1.25(a)(b)      0.15             175         2.29(a)
       --           (0.02)        10.44      (13.98)      11,330       1.25(a)(b)      0.57             304         2.52(a)
       --           (0.21)        12.17      (13.81)      13,937       1.25            0.20              30         2.20
       --           (0.34)        14.35       43.05        5,898       1.25            0.43              24         2.64


   $   --          $   --        $11.01        7.41%    $ 24,753       1.25%(a)+       2.40%+            17%        1.73%(a)+
    (0.01)          (0.11)        10.25       51.28       24,212       1.24(a)(b)      1.17              10         1.76(a)
       --           (0.20)         6.85      (16.04)      19,423       1.25(a)         1.74              15         1.81(a)
       --           (0.09)         8.40       (9.87)      11,506       1.25            1.25              10         3.04
       --           (0.04)         9.43       (5.35)       2,122       1.25+           1.32+              2         7.59(a)+


   $   --          $   --        $15.02       (0.92)%   $173,008       1.08%(a)+      (0.16)%+           58%        1.33%(a)+
       --              --         15.16       33.10      162,096       1.08(a)        (0.29)             76         1.33(a)
       --              --         11.39      (15.13)     101,516       1.09(a)(b)     (0.41)            119         1.35(a)
       --              --         13.42      (17.72)     116,739       1.10(a)        (0.08)            128         1.38(a)
       --           (0.32)##      16.31      (15.82)     148,714       1.10(a)(b)      0.06             141         1.36(a)
       --           (0.16)        19.71       53.28      113,115       1.10(a)        (0.17)            134         1.38(a)


   $   --          $   --        $ 9.95        3.11%    $ 35,969       1.25%(a)+      (0.87)%+           35%        1.66%(a)+
       --              --          9.65       34.96       35,264       1.23(a)(b)     (0.75)             57         1.61(a)
       --           (0.01)         7.15      (26.37)      16,288       1.25(a)        (0.64)             48         1.92(a)
       --           (0.04)         9.72        3.93       12,579       1.07(a)(b)     (0.31)             70         2.14(a)
    (0.34)          (1.22)         9.39       10.84        9,328       0.68(a)         0.31              94         1.92(a)
       --           (0.01)         9.55        5.92        7,187       0.75            0.14              55         1.21


   $   --          $   --        $ 8.83        3.88%    $ 13,093       1.10%(a)+       0.07%+           113%        1.93%(a)+
       --              --          8.50       48.86       10,914       1.09(a)        (0.57)            206         2.06(a)
       --              --          5.71       (8.20)       5,527       1.10(a)        (0.36)            352         2.55(a)
       --              --          6.22      (26.56)       4,825       1.07(a)        (0.42)            373         3.45(a)
       --              --          8.47      (27.17)       5,107       1.00(a)        (0.25)            140         2.25(a)
       --           (0.03)        11.63        9.75        7,684       1.00(a)(b)      0.22              50         1.81(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                          NET INCREASE/
                                            NET ASSET                    NET REALIZED     (DECREASE) IN    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED   NET ASSET VALUE    FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON        FROM         INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS        INCOME
                                            -------------------------------------------------------------------------
GROWTH PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $14.73        $(0.01)          $ 0.19           $ 0.18          $   --
Year ended 12/31/2003#....................    11.28         (0.04)            3.49             3.45              --
Year ended 12/31/2002#....................    13.45         (0.05)           (2.12)           (2.17)             --
Year ended 12/31/2001#....................    16.33         (0.02)           (2.86)           (2.88)          (0.00)***
Year ended 12/31/2000#....................    18.86          0.00***         (2.34)           (2.34)          (0.00)***
Year ended 12/31/1999#....................    12.16         (0.03)            6.73             6.70              --
MIDCAP GROWTH PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $ 7.10        $(0.02)          $ 0.17           $ 0.15          $   --
Year ended 12/31/2003#....................     5.57         (0.03)            1.56             1.53              --
Year ended 12/31/2002#....................     8.44         (0.02)           (2.85)           (2.87)             --
Period ended 12/31/2001**#................    10.00         (0.02)           (1.54)           (1.56)             --
VALUE PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $10.51        $ 0.07           $ 0.16           $ 0.23          $   --
Year ended 12/31/2003#....................     8.15          0.13             2.33             2.46           (0.10)
Year ended 12/31/2002#....................    10.39          0.12            (2.27)           (2.15)          (0.09)
Year ended 12/31/2001#....................    11.29          0.10            (0.91)           (0.81)          (0.09)
Year ended 12/31/2000#....................    10.61          0.12             0.67             0.79           (0.11)
Year ended 12/31/1999#....................    10.41          0.07             0.19             0.26           (0.06)
ASSET ALLOCATION PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $ 9.48        $ 0.01           $ 0.20           $ 0.21          $   --
Year ended 12/31/2003#....................     8.05          0.12             1.42             1.54           (0.11)
Year ended 12/31/2002#....................     9.46          0.15            (1.43)           (1.28)          (0.13)
Year ended 12/31/2001#....................    10.13          0.22            (0.70)           (0.48)          (0.19)
Year ended 12/31/2000.....................     9.65          0.31             0.48             0.79           (0.31)
Year ended 12/31/1999#....................     9.68          0.20            (0.06)            0.14           (0.17)
HIGH YIELD BOND PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................   $10.41        $ 0.36           $(0.19)          $ 0.17          $   --
Year ended 12/31/2003#....................     8.45          0.81             1.83             2.64           (0.67)
Year ended 12/31/2002#....................     8.87          0.80            (0.61)            0.19           (0.61)
Year ended 12/31/2001#....................     8.96          1.07            (0.33)            0.74           (0.83)
Period ended 12/31/2000**.................    10.00          0.50            (1.03)           (0.53)          (0.51)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                               CAPITAL
                                                GAINS
                                            -------------
GROWTH PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.19)
Year ended 12/31/1999#....................         --
MIDCAP GROWTH PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Period ended 12/31/2001**#................         --
VALUE PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................         --
Year ended 12/31/1999#....................         --
ASSET ALLOCATION PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
HIGH YIELD BOND PORTFOLIO
Six months ended 06/30/2004
  (unaudited)#............................     $   --
Year ended 12/31/2003#....................      (0.01)
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Period ended 12/31/2000**.................         --

---------------

 ** High Yield Bond Portfolio and MidCap Growth Portfolio commenced operations on July 7, 2000 and May 1, 2001, respectively.

*** Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                    AND/OR EXPENSE
                                                                                                    REIMBURSEMENTS
                                                                                                   ----------------
                                                        RATIO OF         RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       VALUE                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-------------------------------------------------------------------------------------------------------------------

   $   --        $14.91        1.22%    $129,791          1.10%(a)+       (0.11)%+         55%           1.35%(a)+
       --         14.73       30.59       95,596          1.13(a)(b)      (0.34)           83            1.38(a)
       --         11.28      (16.13)      56,948          1.14(a)(b)      (0.40)          107            1.42(a)
    (0.00)***     13.45      (17.63)      72,550          1.10(a)         (0.14)          113            1.43(a)
    (0.19)        16.33      (12.42)      90,791          1.10(a)(b)       0.01           122            1.39(a)
       --         18.86       55.10       64,049          1.10(a)         (0.20)          110            1.41(a)

   $   --        $ 7.25        2.11%    $ 48,327          1.00%(a)+       (0.55)%+         32%           1.37%(a)+
       --          7.10       27.47       38,540          1.00(a)         (0.41)           56            1.48(a)
       --          5.57      (34.00)      12,641          1.00(a)         (0.38)           49            2.02(a)
       --          8.44      (15.60)       3,560          1.00+(a)        (0.19)+          20            5.73+(a)

   $   --        $10.74        2.19%    $ 62,943          1.00%(a)+        1.31%+          20%           1.32%(a)+
    (0.10)        10.51       30.17       49,324          1.00(a)          1.47            55            1.40(a)
    (0.09)         8.15      (20.73)      19,598          1.00(a)(b)       1.30            89            1.59(a)
    (0.09)        10.39       (7.20)      14,017          1.00(a)          1.00           168            2.00(a)
    (0.11)        11.29        7.47       11,073          1.00(a)(b)       1.12           174            1.87(a)
    (0.06)        10.61        2.50       10,645          1.00(a)          0.67            82            1.68(a)

   $   --        $ 9.69        2.22%    $ 21,409          1.00%(a)+        1.16%+         122%           1.63%(a)+
    (0.11)         9.48       19.09       18,771          1.00(a)          1.37           262            1.71(a)
    (0.13)         8.05      (13.54)      10,636          1.00(a)          1.72           372            1.97(a)
    (0.19)         9.46       (4.72)      10,085          1.00(a)          2.31           273            2.34(a)
    (0.31)        10.13        8.14        7,321          1.00(a)          3.38           210            2.21(a)
    (0.17)         9.65        1.44        6,548          1.00(a)          2.01            75            1.79(a)

   $   --        $10.58        1.63%    $ 83,880          0.96%(a)+        6.75%+          29%           1.21%(a)+
    (0.68)        10.41       31.20       80,317          0.96(a)          8.18            43            1.23(a)
    (0.61)         8.45        2.18       35,354          1.00(a)          9.19            62            1.44(a)
    (0.83)         8.87        8.32       17,276          1.00(a)         11.43            64            2.13(a)
    (0.51)         8.96       (5.34)       9,843          1.00+           10.68+           74            1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS                    JUNE 30, 2004 (UNAUDITED)


Nations Separate Account Trust (the "Trust"), was organized as a Delaware statutory trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company whose shares are offered in the following ten portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio, Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). International Value Portfolio is no longer accepting new investments from current or prospective investors. Shares of the Portfolio may only be purchased through reinvestment of distributions by the Portfolio. The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. The investment objective of each Portfolio follows:

International Opportunities --              Seeks long-term growth of capital.
International Value --                      Seeks long-term capital appreciation by investing
                                            primarily in equity securities of foreign issuers,
                                            including emerging markets countries.
Focused Equities --                         Seeks long-term growth of capital.
Small Company --                            Seeks long-term capital growth by investing primarily in
                                            equity securities.
21st Century --                             Seeks long-term growth of capital.
Growth --                                   Seeks long-term growth of capital.
MidCap Growth --                            Seeks long-term capital growth by investing primarily in
                                            equity securities.
Value --                                    Seeks growth of capital by investing in companies that
                                            are believed to be undervalued.
Asset Allocation --                         Seeks to obtain long-term growth from capital
                                            appreciation, and dividend and interest income.
High Yield Bond --                          Seeks maximum income by investing in a diversified
                                            portfolio of high yield debt securities.

Certain Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Portfolio principally invests in high yield securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the Portfolio's prospectus.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international securities.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. At June 30, 2004, the Portfolios had no open futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 pm London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward foreign currency contracts only under two circumstances:(i) when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Portfolio's investment securities; however, it does establish a rate of

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of assets and liabilities.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. The Portfolios may, however, declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and paid monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Portfolio:

PORTFOLIO                                                     ANNUAL RATE
-------------------------------------------------------------------------
International Value, Small Company..........................     0.90%
International Opportunities.................................     0.80%
Focused Equities, 21st Century, Growth......................     0.75%
MidCap Growth, Value........................................     0.65%
Asset Allocation............................................     0.60%
High Yield Bond.............................................     0.55%

Prior to January 1, 2004, under the terms of the Investment Advisory Agreement, BACAP was entitled to receive an advisory fee, calculated daily and paid monthly, of 0.65% of Asset Allocation Portfolio's average daily net assets.

The Trust has, on behalf of the International Opportunities, Focused Equities, 21st Century and Growth Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, LLC ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields"), pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% of the Portfolio's average daily net assets over $100 million and up to and including $200 million and 0.35% of the Portfolio's average daily net assets over $200 million.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Portfolios. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities, International Value and Asset Allocation Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. Prior to January 1, 2004, under the administration agreement, BACAP Distributors was entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of Asset Allocation Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BACAP Distributors. For the six months ended June 30, 2004, BACAP Distributors earned 0.17% (annualized) of the Portfolios' average daily net assets (net of waivers and sub-administration fees) for its administration services.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets.

BACAP Distributors serves as distributor of the Portfolios' shares.

For the six months ended June 30, 2004, the Portfolios did not pay any brokerage commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions:

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Portfolio's Statement of assets and liabilities.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Portfolios.

For the six months ended June 30, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                                   ADMINISTRATION FEES
                                                                ADVISORY FEES       (EARNED BY BACAP
PORTFOLIO                                                     (EARNED BY BACAP)       DISTRIBUTORS)
------------------------------------------------------------------------------------------------------
International Opportunities.................................       $2,358                $1,332
International Value.........................................          327                   186
Focused Equities............................................        5,830                 3,412
Small Company...............................................          841                   451
21st Century................................................          233                   135
Growth......................................................        3,916                 2,385
MidCap Growth...............................................        1,332                   749
Value.......................................................          794                   456
Asset Allocation............................................        1,586                   906
High Yield Bond.............................................        4,721                 2,611

3.  TOTAL OPERATING EXPENSE LIMITATIONS

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Portfolio. During the six months ended June 30, 2004 and until April 30, 2005, BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the MidCap Growth Portfolio, Value Portfolio, Asset Allocation Portfolio and High Yield Bond Portfolio, 1.10% for the 21st Century Portfolio, 1.25% for International Value Portfolio and Small Company Portfolio, and 1.50% (including shareholder servicing and distribution fees) for International Opportunities Portfolio. There is no guarantee that this limitation will continue after this date.

For the six months ended June 30, 2004, expenses of the Trust were reduced by $498 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. For the six months ended June 30, 2004 and until April 30, 2005, BACAP Distributors

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


agreed to waive 100% of the Portfolios' shareholder servicing and distribution fees, with the exception of International Opportunities Portfolio.

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended June 30, 2004, were as follows:

PORTFOLIO                                                      PURCHASES         SALES
-----------------------------------------------------------------------------------------
International Opportunities.................................  $ 55,995,158    $33,877,580
International Value.........................................     3,987,877      4,837,333
Focused Equities............................................   102,178,701     91,309,738
Small Company...............................................    11,576,032     11,680,595
21st Century................................................    15,067,450     13,275,460
Growth......................................................    96,637,919     62,897,664
MidCap Growth...............................................    24,042,200     13,419,286
Value.......................................................    23,782,578     11,237,095
Asset Allocation............................................     7,666,213      5,737,090
High Yield Bond.............................................    24,727,521     19,902,968

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2004, were as follows:

PORTFOLIO                                                      PURCHASES        SALES
----------------------------------------------------------------------------------------
Asset Allocation............................................  $19,187,036    $18,609,024
High Yield Bond.............................................           --        898,875

6.  FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2004, the following Portfolio had forward foreign currency contracts outstanding:

                                                                                                                     UNREALIZED
                                                      VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                        LOCAL            WHEN OPENED          WHEN OPENED          CONTRACT        (DEPRECIATION)
DESCRIPTION                            CURRENCY       (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)       (US DOLLARS)
---------------------------------------------------------------------------------------------------------------------------------
21ST CENTURY:
CONTRACTS TO SELL:
Expiring Sept. 15, 2004...........       Euro            (188,500)            $(227,086)          $(229,059)          $(1,973)
Expiring Sept. 15, 2004...........       Euro              (4,400)               (5,335)             (5,347)              (12)
Expiring Sept. 15, 2004...........  Pound Sterling       (194,700)             (350,139)           (350,657)             (518)
                                                                                                                      --------
Net unrealized depreciation.......                                                                                    $(2,503)
                                                                                                                      ========

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


7.  SHARES OF BENEFICIAL INTEREST

At June 30, 2004, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At June 30, 2004, Hartford Life Insurance Company were record owners of the following percentage of shares outstanding:

                                                                     % OF SHARES
PORTFOLIO                                                          AS RECORD OWNER
----------------------------------------------------------------------------------------
International Opportunities................................             61.4%
International Value........................................             56.8
Focused Equities...........................................             73.6
Small Company..............................................             89.7
21st Century...............................................             79.4
Growth.....................................................             66.7
MidCap Growth..............................................             86.6
Value......................................................             88.4
Asset Allocation...........................................             93.4
High Yield Bond............................................             61.8

8.  LINE OF CREDIT

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Portfolios had no borrowings outstanding at June 30, 2004. For the six months ended June 30, 2004, borrowings by the Portfolios under the Agreement were as follows:

                                                                AVERAGE       AVERAGE
                                                                 AMOUNT       INTEREST
PORTFOLIO                                                     OUTSTANDING*      RATE
--------------------------------------------------------------------------------------
Small Company...............................................    $25,022         1.52%
Growth......................................................     11,302         1.53

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

9.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Portfolio from securities lending is included in its Statement of operations.

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


At June 30, 2004, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES    OF COLLATERAL
------------------------------------------------------------------------------------------------
International Opportunities.................................     $4,055,863         $4,136,765
Small Company...............................................      3,375,134          3,427,614
21st Century................................................        720,408            740,347
Value.......................................................        464,935            472,462
Asset Allocation............................................         33,074             33,963
High Yield Bond.............................................      8,773,987          9,184,774

10.  INCOME TAXES

Information on the tax components of capital at June 30, 2004 is as follows:

                                                                                                              NET TAX
                                                                                                             UNREALIZED
                                                                                                           APPRECIATION/
                                                                                                           (DEPRECIATION)
                                                                                            NET TAX        ON DERIVATIVES
                                           COST OF                                         UNREALIZED       AND FOREIGN
                                         INVESTMENTS      GROSS TAX       GROSS TAX      APPRECIATION/      CURRENCY AND
                                           FOR TAX        UNREALIZED      UNREALIZED     (DEPRECIATION)      NET OTHER
PORTFOLIO                                  PURPOSES      APPRECIATION    DEPRECIATION    OF INVESTMENTS        ASSETS
-------------------------------------------------------------------------------------------------------------------------
International Opportunities............  $ 73,033,385    $11,055,888     $  (456,627)     $10,599,261         $ 3,587
International Value....................    21,140,439      4,759,670      (1,190,111)       3,569,559              (6)
Focused Equities.......................   137,332,421     35,544,049      (2,753,058)      32,790,991             317
Small Company..........................    32,792,726      8,020,154      (1,189,987)       6,830,167              --
21st Century...........................    12,460,273      1,763,275        (299,828)       1,463,447          (2,503)
Growth.................................   105,207,495     24,966,050      (1,650,590)      23,315,460              --
MidCap Growth..........................    41,909,324      7,226,157        (870,791)       6,355,366              --
Value..................................    55,847,331      7,364,049        (390,642)       6,973,407              --
Asset Allocation.......................    22,155,656      2,047,600        (123,112)       1,924,488              --
High Yield Bond........................    88,024,250      5,360,055      (1,724,522)       3,635,533             190

At June 30, 2004, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

                                    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
PORTFOLIO                              2006           2007           2008           2009           2010           2011
--------------------------------------------------------------------------------------------------------------------------
International Opportunities.......   $     --        $    --      $       --     $ 1,595,605    $   582,100     $     --
International Value...............         --             --              --              --             --       21,899
Focused Equities..................         --             --       5,634,415      23,143,673     10,047,508           --
Small Company.....................         --             --              --              --        870,090      416,000
21st Century......................         --             --              --       1,700,623        237,966           --
Growth............................         --             --         262,272      13,882,689      7,897,511      192,915
MidCap Growth.....................         --             --              --          57,066      1,091,297      688,180
Value.............................         --             --              --         373,585      1,490,211           --
Asset Allocation..................    178,334         74,210              --              --        872,757      221,031

During the year ended December 31, 2003, the following Portfolios utilized capital losses as follows:

                                                                  CAPITAL
PORTFOLIO                                                     LOSSES UTILIZED
-----------------------------------------------------------------------------
International Opportunities.................................    $1,820,784
Focused Equities............................................        26,479
21st Century................................................     1,000,874
Value.......................................................       193,431

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the following Portfolios elected to defer losses occurring between November 1, 2003 and December 31, 2003 under these rules, as follows:

                                                                  CAPITAL           CURRENCY
PORTFOLIO                                                     LOSSES DEFERRED    LOSSES DEFERRED
------------------------------------------------------------------------------------------------
International Opportunities.................................      $12,915            $    --
Focused Equities............................................           --             93,844
Small Company...............................................       22,976                 --
21st Century................................................           --             29,539
Growth......................................................           --             21,765
MidCap Growth...............................................       54,613                 --
Value.......................................................        5,706                 --
Asset Allocation............................................        2,668                 --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2004.

11.  COMMITMENTS AND CONTINGENCIES

As of June 30, 2004, the High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

BORROWER                                                      UNFUNDED COMMITMENT
---------------------------------------------------------------------------------
Mirant Revolving Credit Facility............................       $188,661
Owens Corning, Inc. ........................................          5,560

12.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at June 30, 2004 for the High Yield Bond Portfolio.

                                                                 PRINCIPAL                     MARKET      PERCENTAGE
                                               ACQUISITION        AMOUNT/     ACQUISITION      VALUE         OF NET
SECURITY                                          DATE            SHARES         COST         6/30/04        ASSETS
---------------------------------------------------------------------------------------------------------------------
ACP Holding Company, Common Stock(h)(i)...      10/10/03           25,603     $    7,389     $   28,803       0.0*%
Algoma Steel Inc., 11.000% 12/31/09(i)....  08/23/01-07/10/03     311,000        225,071        335,880       0.4
Call-Net Enterprises, Inc., Common Stock,
  Class B(h)(i)...........................      04/15/02              995            115          2,836       0.0*
Fountain View Inc., Common
  Stock(g)(h)(i)..........................      09/03/03               56              1              1       0.0*
General Chemical Industrial Products Inc.:
  Common Stock(g)(h)(i)...................      05/24/04               23         44,367          3,183       0.0*
  Warrants, Class A, expire
    03/31/11(g)(h)(i).....................      05/24/04               13          7,045            500       0.0*
  Warrants, Class B, expire
    03/31/11(g)(h)(i).....................      05/24/04               10          1,923            138       0.0*
Gilroy Asset Receivable Loan (Credit
  Suisse First Boston), 10.00%
  09/30/14(f)(i)..........................      10/20/03          419,810        432,454        419,810       0.5
Globix Corporation, Common Stock(h)(i)....  10/15/01-04/08/02       5,619             --         16,295       0.0*
GT Telecom Racers Notes Trust:
  Series A, 0.000%
    06/30/08(a)(b)(e)(g)(i)...............      05/21/03           40,825         15,293              4       0.0*
  Series B, 0.000%
    06/30/08(a)(b)(e)(g)(i)...............      05/21/03           29,175         15,785              3       0.0*
Haights Cross Communications Inc.:
  Preferred Stock(i)......................      01/15/04            6,000        279,183        297,000       0.4
  Warrants, Expire 12/10/11(g)(h)(i)......      01/15/04            5,889             --             59       0.0*
Hollywood Casino Corporation, 13.000%
  08/01/06(a)(i)..........................      02/25/04           15,000         10,050         12,000       0.0*
Minorplanet Systems USA, Inc., Common
  Stock(h)(i).............................      12/04/03            5,723         70,398          2,518       0.0*

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


                                                                 PRINCIPAL                     MARKET      PERCENTAGE
                                               ACQUISITION        AMOUNT/     ACQUISITION      VALUE         OF NET
SECURITY                                          DATE            SHARES         COST         6/30/04        ASSETS
---------------------------------------------------------------------------------------------------------------------
Mirant Revolving Credit Facility
  (Citigroup), 4.816%
  01/15/05(a)(b)(e)(f)(i).................      01/15/03          100,000     $  100,000     $   53,344       0.1
Mirant Revolving Credit Facility (J.P.
  Morgan Chase & Company), 0.000%
  07/17/05(a)(b)(f)(i)....................  07/10/03-05/26/04     156,337        115,583        109,631       0.1
NEON Communications, Inc.:
  Common Stock(g)(h)(i)...................      09/11/03           31,905         28,263         39,881       0.0*
  Preferred Stock(g)(h)(i)................      12/04/02            3,477         39,115         39,116       0.0*
  Warrants, Class A, Expire
    12/02/12(g)(h)(i).....................      12/04/02           17,391             --         21,739       0.0*
  Warrants, Expire 12/02/12(g)(h)(i)......  12/04/02-09/30/03      52,773         28,263            528       0.0*
NII Holdings, Inc., Common Stock, Class
  B(h)(i).................................      09/13/02            3,576          2,979        120,476       0.1
NRG Energy, Inc. (Credit Suisse First
  Boston), 5.500% 06/23/10(e)(f)(i).......      12/31/03          208,333        207,292        214,635       0.3
NRG Energy, Inc. (Credit Suisse First
  Boston), 5.559% 06/23/10(e)(f)(i).......      12/31/03          369,191        367,355        380,349       0.5
Owens Corning Bank Debt (Goldman Sachs and
  Company), 0.000%
  01/10/04(a)(b)(e)(f)(i).................  08/15/01-10/14/02      94,230         63,190         71,929       0.1*
President Casinos, Inc., 13.000%
  09/15/04(a)(g)(i).......................      08/20/01           37,000         17,575         14,060       0.0*
QuadraMed Corporation:
  Common Stock(h)(i)......................      04/26/04           28,658         32,670         85,400       0.1
  Preferred Stock(i)......................      06/16/04           15,800        395,000        379,200       0.5
Qwest Communications, Term B (Credit
  Suisse First Boston), 6.950%
  06/30/10(e)(f)(i).......................      06/05/03          350,000        344,218        342,913       0.4
Salton Sea Funding, Series B, 7.370%
  05/30/05(i).............................      01/22/01           16,623         16,380         17,329       0.0*
Thermadyne Holdings Corporation, Common
  Stock(h)(i).............................  05/23/03-09/25/03      16,116        173,625        226,027       0.3
United Artists Theatre Circuit Inc.,
  Series 1995-A, 9.300% 07/01/15(g)(i)....      01/27/03           90,968         82,416         90,968       0.1
Ziff Davis Holdings, Inc., Series E-1,
  Convertible Preferred Stock(h)(i).......  08/15/01-09/04/01          25             --         12,563       0.0*
                                                                              ----------     ----------    ------
Total.....................................                                    $3,122,998     $3,351,762       4.0%
                                                                              ==========     ==========    ======

---------------

 * Amount represents less than 0.1%.

(a)Issue in default.

(b)Issuer in bankruptcy.

(c)PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

(e)Variable rate note. The interest rate shown reflects the rate in effect at June 30, 2004.

(f)Loan participation agreement. Participation interests were acquired through financial institution indicated parenthetically.

(g)Fair valued security (see Note 1).

(h)Non-income producing security.

(i)Illiquid security (see Note 1).

13.  REORGANIZATION

On January 23, 2004, Growth Portfolio ("Acquiring Fund"), acquired the assets and assumed the liabilities of Capital Growth Portfolio ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                    TOTAL NET ASSETS         ACQUIRED FUND
                                             TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   UNREALIZED APPRECIATION/
ACQUIRING FUND           ACQUIRED FUND       OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
Growth                Capital Growth           $20,633,731        $100,374,515        $121,008,246             $3,297,273

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


14.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Nations Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Portfolios' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Nations Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Portfolios have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Portfolios and to determine the extent of any losses suffered by the Portfolios from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Board of Trustees of the Portfolios (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Portfolios were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Portfolios that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Portfolio shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Portfolios in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million and FleetBoston Financial Corporation agreed to pay $70 million in total disgorgement and restitution and a penalty of $70 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC. In addition, both Bank of America and

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2004 (UNAUDITED)


Fleet committed to use best efforts to implement certain enhanced governance and compliance procedures with respect to advised mutual funds and agreed to the retention of independent consultants to review compliance, control and other policies and procedures relating to their respective mutual fund advisory businesses.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Portfolios.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). These cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS
                ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

ITEM 2.  CODE OF ETHICS.

         Not Applicable for this semi-annual filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable for this semi-annual filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for this semi-annual filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

              The following material changes have been made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

              The registrant does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the Investment Company Act of 1940. However, the Board of Trustees' Governance Committee will consider Trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Nations Funds, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include at a minimum the following information: as to each individual proposed for election as a Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Nations Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

              Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Because the registrant does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws.


ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
                  15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                  Nations Funds has adopted enhanced procedures for identifying and properly accounting for returns of capital made by REITs to ensure we are in accordance with Generally Accepted Accounting Principles (GAAP).



ITEM 11.  EXHIBITS.

          EX-99.CERT
               A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

          EX-99.906CERT
               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nations Separate Account Trust
            ---------------------------------------------------
By:  /s/ Keith T. Banks
     Keith T. Banks
     President and Chief Executive Officer

Date:  September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Keith T. Banks
     Keith T. Banks
     President and Chief Executive Officer

Date:  September 8, 2004

By:  /s/ Gerald Murphy
     Gerald Murphy
     Treasurer and Chief Financial Officer

Date:  September 8, 2004

* Print the name and title of each signing officer under his or her signature.